UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02790
                                   ---------

                    FRANKLIN CALIFORNIA TAX-FREE INCOME FUND
                    ----------------------------------------
              (Exact name of registrant as specified in charter)

                 ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
                 -----------------------------------------------
               (Address of principal executive offices) (Zip code)

         CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
         -------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code: (650) 312-2000
                                                    --------------

Date of fiscal year end: 3/31
                         ----

Date of reporting period: 3/31/08
                          -------

      ITEM 1. REPORTS TO STOCKHOLDERS.




[PHOTO]                                                 MARCH 31, 2008

ANNUAL REPORT AND SHAREHOLDER LETTER                    TAX - FREE INCOME

                                                      WANT TO RECEIVE
                                                      THIS DOCUMENT
     FRANKLIN CALIFORNIA                              FASTER VIA EMAIL?
     TAX-FREE INCOME FUND                             Eligible shareholders can
                                                      sign up for eDelivery at
                                                      franklintempleton.com.
                                                      See inside for details.

                      [FRANKLIN TEMPLETON INVESTMENTS LOGO]

ANNUAL REPORT

FRANKLIN CALIFORNIA
TAX-FREE INCOME FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin California Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and California personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes. (1)

      CREDIT QUALITY BREAKDOWN *
      Based on Total Long-Term Investments as of 3/31/08 **

                                     [LOGO]

AAA                                                                   48.2%
AA                                                                     8.1%
A                                                                     16.1%
BBB                                                                   16.3%
Below Investment Grade                                                 6.2%
Not Rated by S&P                                                       5.1%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**    Does not include short-term investments and other net assets.

RATINGS                                                      MOODY'S         INTERNAL
--------------------                                         -------         --------
AAA or Aaa                                                     0.9%            0.6%
AA or Aa                                                       0.1%             --
A                                                              1.4%            0.3%
BBB or Baa                                                     0.4%            1.3%
Below Investment Grade                                          --             0.1%
                                                             -----           ------
TOTAL                                                          2.8%            2.3%
                                                             -----           ------

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 25.

                                                               Annual Report | 7

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit FRANKLINTEMPLETON.COM or call 1-800/342-5236 for most recent month-end performance.

      This annual report for Franklin California Tax-Free Income Fund covers the fiscal year ended March 31, 2008.

      PERFORMANCE OVERVIEW

      The Fund's Class A share price, as measured by net asset value, decreased from $7.35 on March 31, 2007, to $6.99 on March 31, 2008. The Fund's Class A shares paid dividends totaling 32.36 cents per share for the reporting period.(2) The Performance Summary beginning on page 14 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.42% based on an annualization of the 2.69 cent per share March dividend and the maximum offering price of $7.30 on March 31, 2008. An investor in the 2008 maximum combined effective federal and California personal income tax bracket of 41.05% would need to earn a distribution rate of 7.50% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B, C and Advisor shares' performance, please see the Performance Summary.

      The Fund was subject to bond calls during the year under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher coupon bonds issued several years ago. In addition, the Fund had prerefunded bonds that reached their maturity or call dates. In general, we were limited to reinvesting these proceeds as well as those from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.

      STATE UPDATE

      Following a few years of increasing surpluses and high revenues, California's economy slowed in fiscal year 2007 due to the national housing downturn. The combined effects of the subprime mortgage and credit crises eroded the Golden State's record-high real estate values and cut home sales and construction levels to their lowest points in decades. These conditions caused construction employment levels to drop, but employment in the government; trade, transportation and utilities; professional and business services; education and health services; and leisure and hospitality sectors increased. These gains were offset by a slight, albeit steady, increase in the unemployment rate. In March 2008, California's 6.2% unemployment rate was higher than the

      2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

8 | Annual Report

DIVIDEND DISTRIBUTIONS (2)

                                                                     DIVIDEND PER SHARE
MONTH                                              CLASS A       CLASS B        CLASS C      ADVISOR CLASS
-------------                                    ----------     ----------     ----------    --------------
April 2007                                       2.73 cents     2.39 cents     2.39 cents     2.79 cents
May 2007                                         2.73 cents     2.39 cents     2.39 cents     2.79 cents
June 2007                                        2.69 cents     2.36 cents     2.36 cents     2.75 cents
July 2007                                        2.69 cents     2.36 cents     2.36 cents     2.75 cents
August 2007                                      2.69 cents     2.36 cents     2.36 cents     2.75 cents
September 2007                                   2.69 cents     2.35 cents     2.35 cents     2.74 cents
October 2007                                     2.69 cents     2.35 cents     2.35 cents     2.74 cents
November 2007                                    2.69 cents     2.35 cents     2.35 cents     2.74 cents
December 2007                                    2.69 cents     2.34 cents     2.35 cents     2.74 cents
January 2008                                     2.69 cents     2.34 cents     2.35 cents     2.74 cents
February 2008                                    2.69 cents     2.34 cents     2.35 cents     2.74 cents
March 2008                                       2.69 cents     2.34 cents     2.36 cents     2.74 cents

5.1% national average. 3 Per capita income remained stable at 107% of the national level, and per capita effective buying income was 100%. (4)

Despite a large $4.5 billion operating deficit, California ended fiscal year 2007 with adequate budget stabilization and general fund basis reserves at about 5.5% of expenditures.(4) In fiscal year 2008 (begun July 3, 2007), however, the state faced budgetary strains resulting from the housing slowdown. The downturn in real estate caused a larger-than-expected decline in personal income and sales tax revenues, and prompted the state to project a $4.9 billion general fund operating deficit.(4) California had to sell $3.2 billion of sales tax-backed deficit funding bonds to finance fiscal year 2008 operations. Education- and corrections-related costs also pressured the budget. In January 2008, the legislature made midyear budget cuts to address the revenue shortfall.

According to independent credit rating agency Standard & Poor's (S&P), California's overall net tax-supported debt levels are growing, but should remain affordable. The debt per capita of $1,587 has almost doubled over the past five years, and could rise to a high, yet manageable, level if the state sells its remaining authorized, unissued general obligation and lease debt.(4) S&P issued the state an A+ rating and stable outlook, reflecting the state's large and diverse economy and relatively moderate net tax-supported debt levels.
(5)

3.    Source: Bureau of Labor Statistics.

4. Source: Standard & Poor's, "California; General Obligation," RatingsDirect, 2/27/08.

5.    This does not indicate S&P's rating of the Fund.

                                                               Annual Report | 9

EXPLANATION OF RATINGS

                                                                                 S&P *        MOODY'S **
                                                                                 -----        ---------
Highest quality, "gilt edged;" strongest creditworthiness                          AAA          Aaa
High quality; very strong creditworthiness                                          AA           Aa
Upper medium grade; above average creditworthiness                                   A            A
Medium grade; average creditworthiness                                             BBB          Baa
Predominantly speculative; below average creditworthiness                           BB           Ba
Speculative, low grade; weak creditworthiness                                        B            B
Poor to default; very weak creditworthiness                                        CCC          Caa
Highest speculation; extremely weak creditworthiness                                CC           Ca
Lowest quality; weakest creditworthiness                                             C            C

*     May use + or - to modify some ratings.

**    Uses numerical modifiers 1, 2 and 3 in the range from Aa through Caa.

      MUNICIPAL BOND MARKET OVERVIEW

      The year ended March 31, 2008, proved challenging for the municipal bond market. A measured pullback in the municipal market was exacerbated during the reporting period, as all financial markets felt the impact of subprime loan defaults. Many major financial institutions tightened credit and reassessed the risk of their direct and indirect exposure to subprime loans. A lack of liquidity across most markets in August contributed to an increase in overall volatility and declining values in most asset classes.

      The municipal bond insurance industry, which includes seven companies that had AAA ratings -- MBIA, AMBAC, FSA, FGIC, XLCA, CIFG and Assured Guaranty -- faced particular difficulties. Rising levels of subprime mortgage defaults during the reporting period, combined with the bond insurers' exposure to subprime mortgages, prompted the three major independent credit rating agencies, S&P, Moody's Investors Service and Fitch Ratings, to undertake in-depth evaluations of the bond insurance companies in December 2007. As a result, the rating agencies downgraded several municipal bond insurers and lowered the outlook for some to negative.

      So far in 2008, FGIC was downgraded to BB by S&P, A3 by Moody's, and BBB by Fitch with a negative outlook. XLCA was downgraded to A-, A3 and BB, respectively, with a negative outlook. CIFG was downgraded to A+ by S&P and AA- by Fitch with a negative outlook, while Moody's downgraded the company to A1 with a stable outlook. MBIA and AMBAC successfully raised the required capital to maintain their AAA ratings by S&P and Moody's. Fitch lowered AMBAC's rating from AAA to AA in early 2008. The rating agencies assigned negative outlooks to MBIA and AMBAC, pending further analysis and performance of the subprime mortgage loans they hold, as well as the soundness of their business models going forward. The rating agencies affirmed FSA's and Assured Guaranty's AAA ratings, with stable outlooks.

10 | Annual Report

Illiquidity plagued the financial markets as they felt the impact of the perceived weakness in the bond insurance industry. This was especially notable in the municipal bond market, with yields over the past 20 years averaging 88% of 30-year U.S Treasury yields.(6) In a marked shift amid recent volatility, high grade municipal yields were well in excess of Treasury yields on a nominal basis. Insured bonds generally underperformed during the 12 months under review as evidenced by the 1.90% return of the Lehman Brothers Municipal Bond Index compared with the 1.06% return of the Lehman Brothers Insured Municipal Bond Index.(7) During the fourth quarter of 2007, the market appeared to develop a three-tier perception of the bond insurance companies, which affected the traditional trading spreads of the "Big Four" insurers -- MBIA, AMBAC, FGIC and FSA. FSA and Assured Guaranty became more desirable than MBIA and AMBAC; MBIA and AMBAC were more desirable than FGIC, XLCA and CIFG. Historically, the market perceived MBIA, AMBAC, FSA and FGIC as having extremely adequate claims-paying ability and therefore required no extra yield for securities carrying their insurance. Assured Guaranty, XLCA and CIFG are newer entrants to the industry and were still developing their businesses, so the market generally required more yield from them.

Investors should be aware that insurance companies insure bonds that tend to be of very high quality. Many municipal bond issuers use insurance to appeal to a wider audience of potential buyers. The majority of issuers whose bonds are insured carry underlying ratings of A or better, and the historical average default rate for such bonds is less than 1%.8 Ultimately, the underlying credit quality of state and local governments and their agencies supports the municipal market, and the underlying credit quality of an insured bond is not affected by an insurance company's credit quality.

Bond insurers' problems pressured the short-term municipal market beginning in January 2008. Money market funds began to eliminate holdings of variable rate debt with credit providers they deemed to be at risk of downgrade. This caused dealers to boost yields substantially on some variable rate demand notes (VRDNs), hoping to entice buyers to hold them rather than put them

6.    Source: Lehman Brothers.

7. Sources: Standard & Poor's Micropal; Lehman Brothers. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Lehman Brothers Insured Municipal Bond Index is an unmanaged index composed of all the insured bonds in the Lehman Brothers Municipal Bond Index with a maturity of at least one year and ratings of Aaa/AAA.

8. Source: Standard & Poor's, RatingsDirect, 5/3/2007; Moody's Investors Service, March 2007.

                                                              Annual Report | 11
            back to the remarketing agents who were already struggling with too much inventory on their balance sheets. Within a few weeks, this lack of liquidity disrupted the auction rate securities (ARS) market as well. Inventory in the ARS market, primarily for those with insurance backing, increased dramatically. Auctions have recently failed due to dealers' liquidity constraints. It is important to note that this is a liquidity issue and a supply and demand imbalance, not a credit or default scenario.

            Over the 12-month reporting period, municipal bond market returns lagged those of the U.S. Treasury market as uncertainty regarding the impact of problems associated with subprime securities drove global investors to the relative safety of U.S. Treasuries. Furthermore, investors began to require additional compensation for taking on risk, leading to wider spreads for credit-driven securities. For the year ended March 31, 2008, the Lehman Brothers Municipal Bond Index had a +1.90% total return and the Lehman Brothers U.S. Treasury Index returned +12.21%.9 High yield municipal bonds, as measured by the Lehman Brothers Municipal Bond Index:
            Non-Investment Grade, had a -6.49% return for the same period. (10)

            The recent environment contributed to dramatically steeper Treasury and municipal bond yield curves (spread between short- and longer-term yields). On March 31, 2008, two-year, 10-year and 30-year Treasury yields were 1.62%, 3.45%, and 4.29%, respectively. The yields on two-year, 10-year and 30-year Treasuries fell 296, 120 and 55 basis points (100 basis points equal one percentage point), respectively, over the period. Because of the increasing shortage of eligible tax-exempt money fund securities, the two-year municipal bond yield decreased from 3.54% to 2.22% during the reporting period.(11) The 10-year municipal note yield fell from 3.77% to 3.73%, while the 30-year municipal bond yield rose from 4.12% to 4.89% during the reporting period.11 The difference between one- and 30-year municipal yields increased 267 basis points, from 57 at the beginning of the period to 324 basis points at period-end, resulting in a much steeper municipal yield curve. (11)

            9. Source: Standard & Poor's Micropal. See footnote 7 for a description of the Lehman Brothers Municipal Bond Index. The Lehman Brothers U.S. Treasury Index includes public obligations of the U.S. Treasury with a remaining maturity of one year or more. All issues must have at least one year to final maturity regardless of call features, have at least $250 million par amount outstanding and be rated investment grade (Baa3 or better). They must also be dollar denominated, nonconvertible and publicly issued.

            10. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index: Non-Investment Grade includes bonds with a maximum credit rating of Ba1. All bonds included must have an outstanding par value of at least $3 million and be issued as part of a transaction of at least $20 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index.

            11.   Source: Thomson Financial.

12 | Annual Report

INVESTMENT STRATEGY

We use a consistent, disciplined strategy to maximize income for our shareholders by seeking to maintain exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities that we believe should provide the most relative value in the market. As we invest throughout different interest rate environments, our portfolio becomes well diversified with a broad range of securities. This broad diversification may help mitigate interest rate risk. We do not use leverage or exotic derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets. We generally stay fully invested to maximize income distribution.

MANAGER'S DISCUSSION

The mixture of our value-oriented philosophy of investing primarily for income and a relatively steep municipal yield curve compared to Treasuries favored the use of longer-term bonds. Consequently, we sought to remain fully invested in bonds that ranged from 15 to 30 years in maturity with good call features. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

Thank you for your participation in Franklin California Tax-Free Income Fund. We look forward to serving your future investment needs.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MARCH 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

PORTFOLIO BREAKDOWN
3/31/08

                                                                                         % OF TOTAL
                                                                             LONG-TERM INVESTMENTS*
                                                                             ----------------------
Prerefunded                                                                           27.5%
Transportation                                                                        16.9%
Hospital & Health Care                                                                14.4%
General Obligation                                                                    13.1%
Utilities                                                                             12.5%
Subject to Government Appropriations                                                   5.5%
Tax-Supported                                                                          3.6%
Higher Education                                                                       3.0%
Other Revenue                                                                          2.2%
Housing                                                                                1.3%

*     Does not include short-term investments and other net assets.

                                                              Annual Report | 13

PERFORMANCE SUMMARY AS OF 3/31/08

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FKTFX)                                            CHANGE    3/31/08   3/31/07
-----------------------                                            -------   -------   -------
Net Asset Value (NAV)                                              -$ 0.36   $  6.99   $  7.35
DISTRIBUTIONS (4/1/07-3/31/08)
Dividend Income                                         $ 0.3236

CLASS B (SYMBOL: FCABX)                                            CHANGE    3/31/08   3/31/07
-----------------------                                            -------   -------   -------
Net Asset Value (NAV)                                              -$ 0.36   $   6.98  $  7.34
DISTRIBUTIONS (4/1/07-3/31/08)
Dividend Income                                         $ 0.2827

CLASS C (SYMBOL: FRCTX)                                            CHANGE    3/31/08   3/31/07
-----------------------                                            -------   -------   -------
Net Asset Value (NAV)                                              -$ 0.36   $ 6.98    $  7.34
DISTRIBUTIONS (4/1/07-3/31/08)
Dividend Income                                         $ 0.2832

ADVISOR CLASS (SYMBOL: FCAVX)                                      CHANGE    3/31/08   3/31/07
-----------------------                                            -------   -------   -------
Net Asset Value (NAV)                                              -$ 0.36   $  6.98   $  7.34
DISTRIBUTIONS (4/1/07-3/31/08)
Dividend Income                                         $ 0.3301

14 | Annual Report

PERFORMANCE

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. CLASS A: 4.25% maximum initial sales charge; CLASS B: contingent deferred sales charge (CDSC) declining from 4% to 1% over six years, and eliminated thereafter; CLASS C: 1% CDSC in first year only; ADVISOR CLASS: no sales charges. The Fund may charge a 2% fee on redemptions made within seven days of purchase.

CLASS A                                                      1-YEAR     5-YEAR      10-YEAR
---------------------------------------                      ------     -------     -------
Cumulative Total Return (1)                                  -0.53%     +21.87%     +56.85%
Average Annual Total Return (2)                              -4.81%      +3.14%      +4.15%
   Distribution Rate (3)                           4.42%
   Taxable Equivalent Distribution Rate (4)        7.50%
   30-Day Standardized Yield (5)                   4.15%
   Taxable Equivalent Yield (4)                    7.04%
   Total Annual Operating Expenses (6)             0.58%

CLASS B                                                      1-YEAR     5-YEAR      INCEPTION (1/1/99)
---------------------------------------                      ------     -------     ------------------
Cumulative Total Return (1)                                  -1.10%     +18.49%           +42.58%
Average Annual Total Return (2)                              -4.90%      +3.11%            +3.91%
   Distribution Rate (3)                           4.02%
   Taxable Equivalent Distribution Rate (4)        6.82%
   30-Day Standardized Yield (5)                   3.77%
   Taxable Equivalent Yield (4)                    6.39%
   Total Annual Operating Expenses (6)             1.14%

CLASS C                                                      1-YEAR     5-YEAR      10-YEAR
---------------------------------------                      ------     -------     -------
Cumulative Total Return (1)                                  -1.09%     +18.52%     +48.13%
Average Annual Total Return (2)                              -2.04%      +3.46%      +4.01%
   Distribution Rate (3)                           4.06%
   Taxable Equivalent Distribution Rate (4)        6.89%
   30-Day Standardized Yield (5)                   3.77%
   Taxable Equivalent Yield (4)                    6.39%
   Total Annual Operating Expenses (6)             1.14%

ADVISOR CLASS7                                               1-YEAR     5-YEAR      10-YEAR
---------------------------------------                      ------     -------     -------
Cumulative Total Return (1)                                  -0.44%     +22.42%     +57.54%
Average Annual Total Return (2)                              -0.44%      +4.13%      +4.65%
   Distribution Rate (3)                           4.71%
   Taxable Equivalent Distribution Rate (4)        7.99%
   30-Day Standardized Yield (5)                   4.42%
   Taxable Equivalent Yield (4)                    7.50%
   Total Annual Operating Expenses (6)             0.49%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, see "Funds and Performance" at FRANKLINTEMPLETON.COM or call 1-800/342-5236.

                                                              Annual Report | 15

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

[AVERAGE ANNUAL TOTAL RETURN LINE CHART]

                           CLASS A (4/1/98 - 3/31/08)

                          FRANKLIN CALIFORNIA TAX-FREE         LEHMAN-BROTHERS
                                  INCOME FUND                MUNICIPAL BOND INDEX        CPI
  4/1/1998                          $ 9,570                       $10,000              $10,000
 4/30/1998                          $ 9,548                       $ 9,955              $10,018
 5/31/1998                          $ 9,683                       $10,112              $10,037
 6/30/1998                          $ 9,724                       $10,152              $10,049
 7/31/1998                          $ 9,741                       $10,178              $10,062
 8/31/1998                          $ 9,878                       $10,335              $10,074
 9/30/1998                          $10,016                       $10,464              $10,086
10/31/1998                          $10,020                       $10,464              $10,111
11/30/1998                          $10,078                       $10,500              $10,111
12/31/1998                          $10,074                       $10,527              $10,105
 1/31/1999                          $10,171                       $10,652              $10,129
 2/28/1999                          $10,159                       $10,605              $10,142
 3/31/1999                          $10,186                       $10,620              $10,173
 4/30/1999                          $10,199                       $10,646              $10,247
 5/31/1999                          $10,129                       $10,585              $10,247
 6/30/1999                          $ 9,983                       $10,433              $10,247
 7/31/1999                          $ 9,997                       $10,470              $10,277
 8/31/1999                          $ 9,856                       $10,387              $10,302
 9/30/1999                          $ 9,843                       $10,391              $10,351
10/31/1999                          $ 9,674                       $10,278              $10,370
11/30/1999                          $ 9,760                       $10,388              $10,376
12/31/1999                          $ 9,633                       $10,310              $10,376
 1/31/2000                          $ 9,533                       $10,265              $10,407
 2/29/2000                          $ 9,708                       $10,385              $10,469
 3/31/2000                          $ 9,985                       $10,611              $10,555
 4/30/2000                          $ 9,885                       $10,549              $10,561
 5/31/2000                          $ 9,842                       $10,494              $10,573
 6/30/2000                          $10,123                       $10,772              $10,629
 7/31/2000                          $10,287                       $10,922              $10,654
 8/31/2000                          $10,497                       $11,090              $10,654
 9/30/2000                          $10,453                       $11,032              $10,709
10/31/2000                          $10,560                       $11,153              $10,727
11/30/2000                          $10,621                       $11,237              $10,734
12/31/2000                          $10,849                       $11,515              $10,727
 1/31/2001                          $10,957                       $11,629              $10,795
 2/28/2001                          $10,989                       $11,666              $10,838
 3/31/2001                          $11,082                       $11,770              $10,863
 4/30/2001                          $10,899                       $11,643              $10,906
 5/31/2001                          $11,024                       $11,768              $10,956
 6/30/2001                          $11,087                       $11,847              $10,974
 7/31/2001                          $11,275                       $12,022              $10,943
 8/31/2001                          $11,541                       $12,221              $10,943
 9/30/2001                          $11,495                       $12,180              $10,993
10/31/2001                          $11,590                       $12,325              $10,956
11/30/2001                          $11,559                       $12,221              $10,937
12/31/2001                          $11,431                       $12,105              $10,894
 1/31/2002                          $11,576                       $12,315              $10,919
 2/28/2002                          $11,641                       $12,463              $10,962
 3/31/2002                          $11,400                       $12,219              $11,023
 4/30/2002                          $11,562                       $12,458              $11,085
 5/31/2002                          $11,644                       $12,534              $11,085
 6/30/2002                          $11,759                       $12,666              $11,091
 7/31/2002                          $11,873                       $12,829              $11,104
 8/31/2002                          $12,005                       $12,983              $11,141
 9/30/2002                          $12,287                       $13,268              $11,159
10/31/2002                          $12,020                       $13,048              $11,178
11/30/2002                          $12,004                       $12,994              $11,178
12/31/2002                          $12,204                       $13,268              $11,153
 1/31/2003                          $12,152                       $13,234              $11,202
 2/28/2003                          $12,303                       $13,419              $11,289
 3/31/2003                          $12,318                       $13,427              $11,356
 4/30/2003                          $12,384                       $13,516              $11,332
 5/31/2003                          $12,691                       $13,832              $11,313
 6/30/2003                          $12,637                       $13,774              $11,326
 7/31/2003                          $12,168                       $13,292              $11,338
 8/31/2003                          $12,200                       $13,391              $11,381
 9/30/2003                          $12,494                       $13,784              $11,418
10/31/2003                          $12,474                       $13,715              $11,406
11/30/2003                          $12,664                       $13,858              $11,375
12/31/2003                          $12,768                       $13,973              $11,363
 1/31/2004                          $12,871                       $14,053              $11,418
 2/29/2004                          $13,082                       $14,264              $11,480
 3/31/2004                          $13,061                       $14,215              $11,554
 4/30/2004                          $12,736                       $13,878              $11,591
 5/31/2004                          $12,644                       $13,828              $11,658
 6/30/2004                          $12,712                       $13,878              $11,695
 7/31/2004                          $12,872                       $14,061              $11,677
 8/31/2004                          $13,141                       $14,342              $11,683
 9/30/2004                          $13,211                       $14,418              $11,708
10/31/2004                          $13,354                       $14,543              $11,769
11/30/2004                          $13,295                       $14,423              $11,776
12/31/2004                          $13,468                       $14,599              $11,732
 1/31/2005                          $13,687                       $14,735              $11,757
 2/28/2005                          $13,665                       $14,686              $11,825
 3/31/2005                          $13,605                       $14,594              $11,917
 4/30/2005                          $13,826                       $14,824              $11,998
 5/31/2005                          $13,936                       $14,928              $11,985
 6/30/2005                          $14,050                       $15,021              $11,991
 7/31/2005                          $14,027                       $14,953              $12,047
 8/31/2005                          $14,157                       $15,104              $12,109
 9/30/2005                          $14,057                       $15,002              $12,256
10/31/2005                          $13,976                       $14,911              $12,281
11/30/2005                          $14,047                       $14,983              $12,182
12/31/2005                          $14,155                       $15,112              $12,133
 1/31/2006                          $14,188                       $15,152              $12,226
 2/28/2006                          $14,300                       $15,254              $12,250
 3/31/2006                          $14,236                       $15,149              $12,318
 4/30/2006                          $14,230                       $15,144              $12,423
 5/31/2006                          $14,324                       $15,211              $12,485
 6/30/2006                          $14,302                       $15,154              $12,509
 7/31/2006                          $14,457                       $15,334              $12,546
 8/31/2006                          $14,652                       $15,562              $12,571
 9/30/2006                          $14,767                       $15,670              $12,509
10/31/2006                          $14,843                       $15,768              $12,441
11/30/2006                          $14,980                       $15,900              $12,423
12/31/2006                          $14,924                       $15,844              $12,441
 1/31/2007                          $14,939                       $15,803              $12,479
 2/28/2007                          $15,138                       $16,011              $12,546
 3/31/2007                          $15,091                       $15,972              $12,660
 4/30/2007                          $15,148                       $16,019              $12,743
 5/31/2007                          $15,101                       $15,948              $12,821
 6/30/2007                          $15,032                       $15,865              $12,845
 7/31/2007                          $15,109                       $15,988              $12,842
 8/31/2007                          $14,977                       $15,919              $12,819
 9/30/2007                          $15,201                       $16,155              $12,854
10/31/2007                          $15,258                       $16,227              $12,881
11/30/2007                          $15,315                       $16,331              $12,958
12/31/2007                          $15,266                       $16,376              $12,949
 1/31/2008                          $15,408                       $16,582              $13,014
 2/29/2008                          $14,610                       $15,823              $13,051
 3/31/2008                          $15,011                       $16,275              $13,164

AVERAGE ANNUAL TOTAL RETURN

CLASS A                               3/31/08
-------                               -------
1-Year                                -4.81%
5-Year                                +3.14%
10-Year                               +4.15%

[AVERAGE ANNUAL TOTAL RETURN LINE CHART]

                           CLASS B (1/1/99 - 3/31/08)

                 FRANKLIN CALIFORNIA TAX-FREE      LEHMAN BROTHERS
                         INCOME FUND             MUNICIPAL BOND INDEX         CPI
  1/1/1999              $10,000                       $10,000               $10,000
 1/31/1999              $10,083                       $10,119               $10,024
 2/28/1999              $10,079                       $10,075               $10,037
 3/31/1999              $10,088                       $10,089               $10,067
 4/30/1999              $10,098                       $10,114               $10,140
 5/31/1999              $10,038                       $10,055               $10,140
 6/30/1999              $ 9,875                       $ 9,911               $10,140
 7/31/1999              $ 9,884                       $ 9,947               $10,171
 8/31/1999              $ 9,739                       $ 9,867               $10,195
 9/30/1999              $ 9,736                       $ 9,871               $10,244
10/31/1999              $ 9,550                       $ 9,764               $10,262
11/30/1999              $ 9,644                       $ 9,868               $10,268
12/31/1999              $ 9,514                       $ 9,794               $10,268
 1/31/2000              $ 9,412                       $ 9,752               $10,299
 2/29/2000              $ 9,566                       $ 9,865               $10,360
 3/31/2000              $ 9,835                       $10,081               $10,445
 4/30/2000              $ 9,745                       $10,021               $10,451
 5/31/2000              $ 9,699                       $ 9,969               $10,464
 6/30/2000              $ 9,956                       $10,233               $10,519
 7/31/2000              $10,113                       $10,375               $10,543
 8/31/2000              $10,329                       $10,535               $10,543
 9/30/2000              $10,281                       $10,481               $10,598
10/31/2000              $10,366                       $10,595               $10,616
11/30/2000              $10,422                       $10,675               $10,622
12/31/2000              $10,655                       $10,939               $10,616
 1/31/2001              $10,741                       $11,047               $10,683
 2/28/2001              $10,767                       $11,082               $10,726
 3/31/2001              $10,869                       $11,182               $10,750
 4/30/2001              $10,684                       $11,060               $10,793
 5/31/2001              $10,787                       $11,179               $10,842
 6/30/2001              $10,843                       $11,254               $10,860
 7/31/2001              $11,022                       $11,421               $10,830
 8/31/2001              $11,293                       $11,609               $10,830
 9/30/2001              $11,227                       $11,570               $10,879
10/31/2001              $11,330                       $11,708               $10,842
11/30/2001              $11,279                       $11,609               $10,824
12/31/2001              $11,148                       $11,499               $10,781
 1/31/2002              $11,285                       $11,699               $10,805
 2/28/2002              $11,343                       $11,840               $10,848
 3/31/2002              $11,103                       $11,608               $10,909
 4/30/2002              $11,256                       $11,835               $10,970
 5/31/2002              $11,331                       $11,907               $10,970
 6/30/2002              $11,437                       $12,033               $10,976
 7/31/2002              $11,543                       $12,187               $10,988
 8/31/2002              $11,667                       $12,334               $11,025
 9/30/2002              $11,935                       $12,604               $11,043
10/31/2002              $11,687                       $12,395               $11,062
11/30/2002              $11,665                       $12,343               $11,062
12/31/2002              $11,838                       $12,604               $11,037
 1/31/2003              $11,782                       $12,572               $11,086
 2/28/2003              $11,939                       $12,748               $11,171
 3/31/2003              $11,931                       $12,755               $11,239
 4/30/2003              $11,990                       $12,840               $11,214
 5/31/2003              $12,282                       $13,140               $11,196
 6/30/2003              $12,224                       $13,084               $11,208
 7/31/2003              $11,764                       $12,627               $11,220
 8/31/2003              $11,789                       $12,721               $11,263
 9/30/2003              $12,068                       $13,095               $11,300
10/31/2003              $12,043                       $13,029               $11,287
11/30/2003              $12,238                       $13,165               $11,257
12/31/2003              $12,332                       $13,274               $11,245
 1/31/2004              $12,409                       $13,350               $11,300
 2/29/2004              $12,607                       $13,551               $11,361
 3/31/2004              $12,581                       $13,503               $11,434
 4/30/2004              $12,279                       $13,184               $11,470
 5/31/2004              $12,166                       $13,136               $11,538
 6/30/2004              $12,226                       $13,184               $11,574
 7/31/2004              $12,374                       $13,357               $11,556
 8/31/2004              $12,628                       $13,625               $11,562
 9/30/2004              $12,688                       $13,697               $11,586
10/31/2004              $12,820                       $13,815               $11,647
11/30/2004              $12,757                       $13,701               $11,653
12/31/2004              $12,935                       $13,868               $11,611
 1/31/2005              $13,122                       $13,998               $11,635
 2/28/2005              $13,094                       $13,951               $11,702
 3/31/2005              $13,030                       $13,863               $11,794
 4/30/2005              $13,237                       $14,082               $11,873
 5/31/2005              $13,335                       $14,182               $11,861
 6/30/2005              $13,439                       $14,270               $11,867
 7/31/2005              $13,411                       $14,205               $11,922
 8/31/2005              $13,529                       $14,348               $11,983
 9/30/2005              $13,426                       $14,252               $12,129
10/31/2005              $13,342                       $14,165               $12,154
11/30/2005              $13,404                       $14,233               $12,056
12/31/2005              $13,519                       $14,356               $12,007
 1/31/2006              $13,545                       $14,394               $12,099
 2/28/2006              $13,645                       $14,491               $12,123
 3/31/2006              $13,577                       $14,391               $12,190
 4/30/2006              $13,547                       $14,386               $12,294
 5/31/2006              $13,630                       $14,450               $12,355
 6/30/2006              $13,603                       $14,396               $12,379
 7/31/2006              $13,763                       $14,567               $12,416
 8/31/2006              $13,942                       $14,783               $12,441
 9/30/2006              $14,027                       $14,886               $12,379
10/31/2006              $14,111                       $14,979               $12,312
11/30/2006              $14,215                       $15,104               $12,294
12/31/2006              $14,175                       $15,051               $12,312
 1/31/2007              $14,189                       $15,012               $12,350
 2/28/2007              $14,378                       $15,210               $12,416
 3/31/2007              $14,333                       $15,173               $12,529
 4/30/2007              $14,386                       $15,218               $12,610
 5/31/2007              $14,342                       $15,150               $12,688
 6/30/2007              $14,277                       $15,072               $12,712
 7/31/2007              $14,350                       $15,189               $12,709
 8/31/2007              $14,225                       $15,123               $12,686
 9/30/2007              $14,439                       $15,347               $12,721
10/31/2007              $14,492                       $15,415               $12,748
11/30/2007              $14,546                       $15,513               $12,823
12/31/2007              $14,499                       $15,557               $12,815
 1/31/2008              $14,634                       $15,753               $12,879
 2/29/2008              $13,876                       $15,032               $12,916
 3/31/2008              $14,258                       $15,461               $13,028

AVERAGE ANNUAL TOTAL RETURN

CLASS B                               3/31/08
-------                               -------
1-Year                                -4.90%
5-Year                                +3.11%
Since Inception (1/1/99)              +3.91%

16 | Annual Report

[AVERAGE ANNUAL TOTAL RETURN LINE CHART]

                           CLASS C (4/1/98 - 3/31/08)

                    FRANKLIN CALIFORNIA TAX-FREE           LEHMAN BROTHERS
                            INCOME FUND                  MUNICIPAL BOND INDEX        CPI
  4/1/1998                    $10,000                        $10,000               $10,000
 4/30/1998                    $ 9,958                        $ 9,955               $10,018
 5/31/1998                    $10,094                        $10,112               $10,037
 6/30/1998                    $10,132                        $10,152               $10,049
 7/31/1998                    $10,159                        $10,178               $10,062
 8/31/1998                    $10,297                        $10,335               $10,074
 9/30/1998                    $10,437                        $10,464               $10,086
10/31/1998                    $10,436                        $10,464               $10,111
11/30/1998                    $10,478                        $10,500               $10,111
12/31/1998                    $10,469                        $10,527               $10,105
 1/31/1999                    $10,565                        $10,652               $10,129
 2/28/1999                    $10,561                        $10,605               $10,142
 3/31/1999                    $10,570                        $10,620               $10,173
 4/30/1999                    $10,578                        $10,646               $10,247
 5/31/1999                    $10,515                        $10,585               $10,247
 6/30/1999                    $10,343                        $10,433               $10,247
 7/31/1999                    $10,353                        $10,470               $10,277
 8/31/1999                    $10,202                        $10,387               $10,302
 9/30/1999                    $10,198                        $10,391               $10,351
10/31/1999                    $10,003                        $10,278               $10,370
11/30/1999                    $10,102                        $10,388               $10,376
12/31/1999                    $ 9,966                        $10,310               $10,376
 1/31/2000                    $ 9,858                        $10,265               $10,407
 2/29/2000                    $10,020                        $10,385               $10,469
 3/31/2000                    $10,302                        $10,611               $10,555
 4/30/2000                    $10,208                        $10,549               $10,561
 5/31/2000                    $10,145                        $10,494               $10,573
 6/30/2000                    $10,430                        $10,772               $10,629
 7/31/2000                    $10,594                        $10,922               $10,654
 8/31/2000                    $10,820                        $11,090               $10,654
 9/30/2000                    $10,755                        $11,032               $10,709
10/31/2000                    $10,860                        $11,153               $10,727
11/30/2000                    $10,918                        $11,237               $10,734
12/31/2000                    $11,163                        $11,515               $10,727
 1/31/2001                    $11,253                        $11,629               $10,795
 2/28/2001                    $11,281                        $11,666               $10,838
 3/31/2001                    $11,371                        $11,770               $10,863
 4/30/2001                    $11,177                        $11,643               $10,906
 5/31/2001                    $11,300                        $11,768               $10,956
 6/30/2001                    $11,359                        $11,847               $10,974
 7/31/2001                    $11,546                        $12,022               $10,943
 8/31/2001                    $11,830                        $12,221               $10,943
 9/30/2001                    $11,761                        $12,180               $10,993
10/31/2001                    $11,869                        $12,325               $10,956
11/30/2001                    $11,816                        $12,221               $10,937
12/31/2001                    $11,679                        $12,105               $10,894
 1/31/2002                    $11,822                        $12,315               $10,919
 2/28/2002                    $11,883                        $12,463               $10,962
 3/31/2002                    $11,631                        $12,219               $11,023
 4/30/2002                    $11,791                        $12,458               $11,085
 5/31/2002                    $11,869                        $12,534               $11,085
 6/30/2002                    $11,981                        $12,666               $11,091
 7/31/2002                    $12,092                        $12,829               $11,104
 8/31/2002                    $12,221                        $12,983               $11,141
 9/30/2002                    $12,502                        $13,268               $11,159
10/31/2002                    $12,225                        $13,048               $11,178
11/30/2002                    $12,203                        $12,994               $11,178
12/31/2002                    $12,401                        $13,268               $11,153
 1/31/2003                    $12,342                        $13,234               $11,202
 2/28/2003                    $12,506                        $13,419               $11,289
 3/31/2003                    $12,499                        $13,427               $11,356
 4/30/2003                    $12,561                        $13,516               $11,332
 5/31/2003                    $12,866                        $13,832               $11,313
 6/30/2003                    $12,805                        $13,774               $11,326
 7/31/2003                    $12,323                        $13,292               $11,338
 8/31/2003                    $12,350                        $13,391               $11,381
 9/30/2003                    $12,641                        $13,784               $11,418
10/31/2003                    $12,615                        $13,715               $11,406
11/30/2003                    $12,820                        $13,858               $11,375
12/31/2003                    $12,919                        $13,973               $11,363
 1/31/2004                    $13,000                        $14,053               $11,418
 2/29/2004                    $13,208                        $14,264               $11,480
 3/31/2004                    $13,181                        $14,215               $11,554
 4/30/2004                    $12,846                        $13,878               $11,591
 5/31/2004                    $12,747                        $13,828               $11,658
 6/30/2004                    $12,810                        $13,878               $11,695
 7/31/2004                    $12,965                        $14,061               $11,677
 8/31/2004                    $13,230                        $14,342               $11,683
 9/30/2004                    $13,294                        $14,418               $11,708
10/31/2004                    $13,432                        $14,543               $11,769
11/30/2004                    $13,367                        $14,423               $11,776
12/31/2004                    $13,553                        $14,599               $11,732
 1/31/2005                    $13,748                        $14,735               $11,757
 2/28/2005                    $13,719                        $14,686               $11,825
 3/31/2005                    $13,652                        $14,594               $11,917
 4/30/2005                    $13,868                        $14,824               $11,998
 5/31/2005                    $13,971                        $14,928               $11,985
 6/30/2005                    $14,079                        $15,021               $11,991
 7/31/2005                    $14,050                        $14,953               $12,047
 8/31/2005                    $14,173                        $15,104               $12,109
 9/30/2005                    $14,066                        $15,002               $12,256
10/31/2005                    $13,978                        $14,911               $12,281
11/30/2005                    $14,043                        $14,983               $12,182
12/31/2005                    $14,144                        $15,112               $12,133
 1/31/2006                    $14,171                        $15,152               $12,226
 2/28/2006                    $14,277                        $15,254               $12,250
 3/31/2006                    $14,206                        $15,149               $12,318
 4/30/2006                    $14,194                        $15,144               $12,423
 5/31/2006                    $14,280                        $15,211               $12,485
 6/30/2006                    $14,252                        $15,154               $12,509
 7/31/2006                    $14,400                        $15,334               $12,546
 8/31/2006                    $14,588                        $15,562               $12,571
 9/30/2006                    $14,696                        $15,670               $12,509
10/31/2006                    $14,765                        $15,768               $12,441
11/30/2006                    $14,894                        $15,900               $12,423
12/31/2006                    $14,831                        $15,844               $12,441
 1/31/2007                    $14,839                        $15,803               $12,479
 2/28/2007                    $15,030                        $16,011               $12,546
 3/31/2007                    $14,977                        $15,972               $12,660
 4/30/2007                    $15,025                        $16,019               $12,743
 5/31/2007                    $14,972                        $15,948               $12,821
 6/30/2007                    $14,897                        $15,865               $12,845
 7/31/2007                    $14,966                        $15,988               $12,842
 8/31/2007                    $14,829                        $15,919               $12,819
 9/30/2007                    $15,044                        $16,155               $12,854
10/31/2007                    $15,093                        $16,227               $12,881
11/30/2007                    $15,142                        $16,331               $12,958
12/31/2007                    $15,086                        $16,376               $12,949
 1/31/2008                    $15,199                        $16,582               $13,014
 2/29/2008                    $14,424                        $15,823               $13,051
 3/31/2008                    $14,813                        $16,275               $13,164

AVERAGE ANNUAL TOTAL RETURN

CLASS C                               3/31/08
-------                               -------
1-Year                                -2.04%
5-Year                                +3.46%
10-Year                               +4.01%

[AVERAGE ANNUAL TOTAL RETURN LINE CHART]

                       ADVISOR CLASS (4/1/98 - 3/31/08)7

                        FRANKLIN CALIFORNIA TAX-FREE           LEHMAN BROTHERS
                                INCOME FUND                  MUNICIPAL BOND INDEX          CPI
  4/1/1998                        $10,000                           $10,000              $10,000
 4/30/1998                        $ 9,977                           $ 9,955              $10,018
 5/31/1998                        $10,118                           $10,112              $10,037
 6/30/1998                        $10,160                           $10,152              $10,049
 7/31/1998                        $10,178                           $10,178              $10,062
 8/31/1998                        $10,322                           $10,335              $10,074
 9/30/1998                        $10,466                           $10,464              $10,086
10/31/1998                        $10,470                           $10,464              $10,111
11/30/1998                        $10,531                           $10,500              $10,111
12/31/1998                        $10,527                           $10,527              $10,105
 1/31/1999                        $10,628                           $10,652              $10,129
 2/28/1999                        $10,615                           $10,605              $10,142
 3/31/1999                        $10,643                           $10,620              $10,173
 4/30/1999                        $10,657                           $10,646              $10,247
 5/31/1999                        $10,584                           $10,585              $10,247
 6/30/1999                        $10,431                           $10,433              $10,247
 7/31/1999                        $10,446                           $10,470              $10,277
 8/31/1999                        $10,299                           $10,387              $10,302
 9/30/1999                        $10,285                           $10,391              $10,351
10/31/1999                        $10,108                           $10,278              $10,370
11/30/1999                        $10,198                           $10,388              $10,376
12/31/1999                        $10,065                           $10,310              $10,376
 1/31/2000                        $ 9,962                           $10,265              $10,407
 2/29/2000                        $10,144                           $10,385              $10,469
 3/31/2000                        $10,434                           $10,611              $10,555
 4/30/2000                        $10,329                           $10,549              $10,561
 5/31/2000                        $10,284                           $10,494              $10,573
 6/30/2000                        $10,578                           $10,772              $10,629
 7/31/2000                        $10,749                           $10,922              $10,654
 8/31/2000                        $10,968                           $11,090              $10,654
 9/30/2000                        $10,923                           $11,032              $10,709
10/31/2000                        $11,034                           $11,153              $10,727
11/30/2000                        $11,098                           $11,237              $10,734
12/31/2000                        $11,337                           $11,515              $10,727
 1/31/2001                        $11,449                           $11,629              $10,795
 2/28/2001                        $11,482                           $11,666              $10,838
 3/31/2001                        $11,580                           $11,770              $10,863
 4/30/2001                        $11,388                           $11,643              $10,906
 5/31/2001                        $11,519                           $11,768              $10,956
 6/30/2001                        $11,585                           $11,847              $10,974
 7/31/2001                        $11,781                           $12,022              $10,943
 8/31/2001                        $12,059                           $12,221              $10,943
 9/30/2001                        $12,011                           $12,180              $10,993
10/31/2001                        $12,111                           $12,325              $10,956
11/30/2001                        $12,063                           $12,221              $10,937
12/31/2001                        $11,929                           $12,105              $10,894
 1/31/2002                        $12,081                           $12,315              $10,919
 2/28/2002                        $12,150                           $12,463              $10,962
 3/31/2002                        $11,916                           $12,219              $11,023
 4/30/2002                        $12,087                           $12,458              $11,085
 5/31/2002                        $12,156                           $12,534              $11,085
 6/30/2002                        $12,277                           $12,666              $11,091
 7/31/2002                        $12,397                           $12,829              $11,104
 8/31/2002                        $12,536                           $12,983              $11,141
 9/30/2002                        $12,831                           $13,268              $11,159
10/31/2002                        $12,571                           $13,048              $11,178
11/30/2002                        $12,537                           $12,994              $11,178
12/31/2002                        $12,747                           $13,268              $11,153
 1/31/2003                        $12,693                           $13,234              $11,202
 2/28/2003                        $12,870                           $13,419              $11,289
 3/31/2003                        $12,869                           $13,427              $11,356
 4/30/2003                        $12,940                           $13,516              $11,332
 5/31/2003                        $13,262                           $13,832              $11,313
 6/30/2003                        $13,207                           $13,774              $11,326
 7/31/2003                        $12,717                           $13,292              $11,338
 8/31/2003                        $12,751                           $13,391              $11,381
 9/30/2003                        $13,059                           $13,784              $11,418
10/31/2003                        $13,058                           $13,715              $11,406
11/30/2003                        $13,258                           $13,858              $11,375
12/31/2003                        $13,367                           $13,973              $11,363
 1/31/2004                        $13,458                           $14,053              $11,418
 2/29/2004                        $13,680                           $14,264              $11,480
 3/31/2004                        $13,659                           $14,215              $11,554
 4/30/2004                        $13,338                           $13,878              $11,591
 5/31/2004                        $13,223                           $13,828              $11,658
 6/30/2004                        $13,296                           $13,878              $11,695
 7/31/2004                        $13,464                           $14,061              $11,677
 8/31/2004                        $13,747                           $14,342              $11,683
 9/30/2004                        $13,821                           $14,418              $11,708
10/31/2004                        $13,972                           $14,543              $11,769
11/30/2004                        $13,911                           $14,423              $11,776
12/31/2004                        $14,113                           $14,599              $11,732
 1/31/2005                        $14,324                           $14,735              $11,757
 2/28/2005                        $14,302                           $14,686              $11,825
 3/31/2005                        $14,240                           $14,594              $11,917
 4/30/2005                        $14,473                           $14,824              $11,998
 5/31/2005                        $14,589                           $14,928              $11,985
 6/30/2005                        $14,710                           $15,021              $11,991
 7/31/2005                        $14,687                           $14,953              $12,047
 8/31/2005                        $14,824                           $15,104              $12,109
 9/30/2005                        $14,720                           $15,002              $12,256
10/31/2005                        $14,636                           $14,911              $12,281
11/30/2005                        $14,713                           $14,983              $12,182
12/31/2005                        $14,847                           $15,112              $12,133
 1/31/2006                        $14,883                           $15,152              $12,226
 2/28/2006                        $14,981                           $15,254              $12,250
 3/31/2006                        $14,914                           $15,149              $12,318
 4/30/2006                        $14,910                           $15,144              $12,423
 5/31/2006                        $15,009                           $15,211              $12,485
 6/30/2006                        $14,987                           $15,154              $12,509
 7/31/2006                        $15,151                           $15,334              $12,546
 8/31/2006                        $15,377                           $15,562              $12,571
 9/30/2006                        $15,479                           $15,670              $12,509
10/31/2006                        $15,580                           $15,768              $12,441
11/30/2006                        $15,704                           $15,900              $12,423
12/31/2006                        $15,646                           $15,844              $12,441
 1/31/2007                        $15,663                           $15,803              $12,479
 2/28/2007                        $15,873                           $16,011              $12,546
 3/31/2007                        $15,825                           $15,972              $12,660
 4/30/2007                        $15,886                           $16,019              $12,743
 5/31/2007                        $15,838                           $15,948              $12,821
 6/30/2007                        $15,767                           $15,865              $12,845
 7/31/2007                        $15,849                           $15,988              $12,842
 8/31/2007                        $15,712                           $15,919              $12,819
 9/30/2007                        $15,948                           $16,155              $12,854
10/31/2007                        $16,009                           $16,227              $12,881
11/30/2007                        $16,070                           $16,331              $12,958
12/31/2007                        $16,019                           $16,376              $12,949
 1/31/2008                        $16,170                           $16,582              $13,014
 2/29/2008                        $15,332                           $15,823              $13,051
 3/31/2008                        $15,754                           $16,275              $13,164

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS 7                       3/31/08
---------------                       -------
1-Year                                -0.44%
5-Year                                +4.13%
10-Year                               +4.65%

                                                              Annual Report | 17

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. Distribution rate is based on an annualization of the respective class's March dividend and the maximum offering price (NAV for Classes B, C and Advisor) per share on 3/31/08.

4. Taxable equivalent distribution rate and yield assume the published rates as of 12/24/07 for the maximum combined effective federal and California personal income tax rate of 41.05%, based on the federal income tax rate of 35.00%.

5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 3/31/08.

6. Figures are as stated in the Fund's prospectus current as of the date of this report.

7. Effective 10/1/01, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 10/1/01, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 9/30/01, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 10/1/01 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +31.16% and +4.26%.

8. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

18 | Annual Report

YOUR FUND'S EXPENSES

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.    Divide your account value by $1,000.
      If an account had an $8,600 value, then $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

                                                              Annual Report | 19

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges or redemption fees. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
CLASS A                                      VALUE 10/1/07      VALUE 3/31/08   PERIOD* 10/1/07-3/31/08
-------                                    -----------------   --------------   -----------------------
Actual                                          $ 1,000          $   987.50              $ 2.78
Hypothetical (5% return before expenses)        $ 1,000          $ 1,022.20              $ 2.83
CLASS B
Actual                                          $ 1,000          $   984.60              $ 5.56
Hypothetical (5% return before expenses)        $ 1,000          $ 1,019.40              $ 5.65
CLASS C
Actual                                          $ 1,000          $   984.70              $ 5.61
Hypothetical (5% return before expenses)        $ 1,000          $ 1,019.35              $ 5.70
ADVISOR CLASS
Actual                                          $ 1,000          $   987.90              $ 2.39
Hypothetical (5% return before expenses)        $ 1,000          $ 1,022.60              $ 2.43

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.57%; B: 1.13%; C: 1.13%; and Advisor:
      0.48%), multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

20 | Annual Report

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

FINANCIAL HIGHLIGHTS

                                                                            YEAR ENDED MARCH 31,
                                                      2008            2007             2006             2005             2004
                                                   -----------     ------------     ------------     -----------     ------------
CLASS A
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $      7.35     $       7.26     $       7.27     $      7.32     $       7.24
                                                   -----------     ------------     ------------     -----------     ------------
Income from investment operations (a):
   Net investment income (b) ...................          0.33             0.33             0.33            0.34             0.35
   Net realized and unrealized gains (losses) ..         (0.37)            0.10              -- (d)        (0.04)            0.07
                                                   -----------     ------------     ------------     -----------     ------------
Total from investment operations ...............         (0.04)            0.43             0.33            0.30             0.42
                                                   -----------     ------------     ------------     -----------     ------------
Less distributions from:
   Net investment income .......................         (0.32)           (0.33)           (0.33)          (0.34)           (0.34)
                                                   -----------     ------------     ------------     -----------     ------------
   Net realized gains ..........................            --            (0.01)           (0.01)          (0.01)              --
                                                   -----------     ------------     ------------     -----------     ------------
Total distributions ............................         (0.32)           (0.34)           (0.34)          (0.35)           (0.34)
                                                   -----------     ------------     ------------     -----------     ------------
Redemption fees ................................           -- (d)           -- (d)           -- (d)          -- (d)            --
                                                   -----------     ------------     ------------     -----------     ------------
Net asset value, end of year ...................   $      6.99     $       7.35     $       7.26     $      7.27     $       7.32
                                                   -----------     ------------     ------------     -----------     ------------

Total return (c) ...............................        (0.53)%            6.01%            4.64%           4.16%            6.04%

RATIO TO AVERAGE NET ASSETS

Expenses .......................................          0.57%            0.58%            0.58%           0.57%            0.58%

Net investment income ..........................          4.53%            4.52%            4.55%           4.76%            4.80%

SUPPLEMENTAL DATA

Net assets, end of year (000's) ................   $12,803,225     $ 12,949,083     $ 12,418,764     $12,270,603     $ 12,784,815

Portfolio turnover rate ........................         14.13%            8.02%            8.82%           8.46%           11.57%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)   Based on average daily shares outstanding.

(c) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(d)   Amount rounds to less than $0.01 per share.

                                Annual Report |
The accompanying notes are an integral part of these financial statements. | 21

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

                                                                               YEAR ENDED MARCH 31,
                                                         2008             2007             2006             2005          2004
                                                      ----------       ----------       ----------       ----------     ----------
CLASS B
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ................   $     7.34       $     7.26       $     7.26       $     7.31     $     7.23
                                                      ----------       ----------       ----------       ----------     ----------
Income from investment operations (a):

   Net investment income (b) ......................         0.29             0.29             0.29             0.30           0.30

   Net realized and unrealized gains (losses) .....        (0.37)            0.09             0.01            (0.04)          0.08
                                                      ----------       ----------       ----------       ----------     ----------
Total from investment operations ..................        (0.08)            0.38             0.30             0.26           0.38
                                                      ----------       ----------       ----------       ----------     ----------
Less distributions from:

   Net investment income ..........................        (0.28)           (0.29)           (0.29)           (0.30)         (0.30)

   Net realized gains .............................           --            (0.01)           (0.01)           (0.01)            --
                                                      ----------       ----------       ----------       ----------     ----------
Total distributions ...............................        (0.28)           (0.30)           (0.30)           (0.31)         (0.30)
                                                      ----------       ----------       ----------       ----------     ----------
Redemption fees ...................................           -- (d)           -- (d)           -- (d)           -- (d)         --
                                                      ----------       ----------       ----------       ----------     ----------
Net asset value, end of year ......................   $     6.98       $     7.34       $     7.26       $     7.26     $     7.31
                                                      ----------       ----------       ----------       ----------     ----------

Total return (c) ..................................        (1.10)%           5.28%            4.20%            3.57%          5.44%

RATIO TO AVERAGE NET ASSETS

Expenses ..........................................          1.13%           1.14%            1.14%            1.14%          1.15%

Net investment income .............................          3.97%           3.96%            3.99%            4.19%          4.23%

SUPPLEMENTAL DATA

Net assets, end of year (000's) ...................   $   205,192      $  289,147       $  331,385       $  358,856     $  394,728

Portfolio turnover rate ...........................         14.13%           8.02%            8.82%            8.46%         11.57%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)   Based on average daily shares outstanding.

(c) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(d)   Amount rounds to less than $0.01 per share.

22 | The accompanying notes are an integral part of these financial statements.
                                 | Annual Report

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

                                                                                  YEAR ENDED MARCH 31,
                                                       2008             2007             2006             2005            2004
                                                     ----------       ----------       ----------       ----------       ----------
CLASS C
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............   $     7.34       $     7.25       $     7.26       $     7.31       $     7.23
                                                     ----------       ----------       ----------       ----------       ----------
Income from investment operations (a):
   Net investment income (b) .....................         0.29             0.29             0.29             0.30             0.30
   Net realized and unrealized gains (losses) ....        (0.37)            0.10               -- (d)        (0.04)            0.08
                                                     ----------       ----------       ----------       ----------       ----------
Total from investment operations .................        (0.08)            0.39             0.29             0.26             0.38
                                                     ----------       ----------       ----------       ----------       ----------
Less distributions from:
   Net investment income .........................        (0.28)           (0.29)           (0.29)           (0.30)           (0.30)
   Net realized gains ............................           --            (0.01)           (0.01)           (0.01)              --
                                                     ----------       ----------       ----------       ----------       ----------
Total distributions ..............................        (0.28)           (0.30)           (0.30)           (0.31)           (0.30)
                                                     ----------       ----------       ----------       ----------       ----------
Redemption fees ..................................           -- (d)           -- (d)           -- (d)           -- (d)           --
                                                     ----------       ----------       ----------       ----------       ----------
Net asset value, end of year .....................   $     6.98       $     7.34       $     7.25       $     7.26       $     7.31
                                                     ==========       ==========       ==========       ==========       ==========

Total return (c) .................................        (1.09)%           5.43%            4.06%            3.57%            5.46%

RATIO TO AVERAGE NET ASSETS

Expenses .........................................         1.13%            1.14%            1.14%            1.14%            1.15%

Net investment income ............................         3.97%            3.96%            3.99%            4.19%            4.23%

SUPPLEMENTAL DATA

Net assets, end of year (000's) ..................   $  750,678       $  631,184       $  546,815       $  494,254       $  523,545

Portfolio turnover rate ..........................        14.13%            8.02%            8.82%            8.46%           11.57%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)   Based on average daily shares outstanding.

(c) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(d)   Amount rounds to less than $0.01 per share.

                                 Annual Report |
 The accompanying notes are an integral part of these financial statements. | 23

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

                                                                                   YEAR ENDED MARCH 31,
                                                        2008            2007             2006              2005             2004
                                                     ----------       ----------       ----------       ----------       ----------
ADVISOR CLASS
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............   $     7.34       $     7.25       $     7.26       $     7.31       $     7.23
                                                     ----------       ----------       ----------       ----------       ----------
Income from investment operations (a):
   Net investment income (b) .....................         0.33             0.34             0.34             0.35             0.35
   Net realized and unrealized gains (losses) ....        (0.36)            0.10               -- (c)        (0.05)            0.08
                                                     ----------       ----------       ----------       ----------       ----------
Total from investment operations .................        (0.03)            0.44             0.34             0.30             0.43
                                                     ----------       ----------       ----------       ----------       ----------
Less distributions from:
   Net investment income .........................        (0.33)           (0.34)           (0.34)           (0.34)           (0.35)
   Net realized gains ............................           --            (0.01)           (0.01)           (0.01)              --
                                                     ----------       ----------       ----------       ----------       ----------
Total distributions ..............................        (0.33)           (0.35)           (0.35)           (0.35)           (0.35)
                                                     ----------       ----------       ----------       ----------       ----------
Redemption fees ..................................           -- (c)           -- (c)           -- (c)           -- (c)            --
                                                     ----------       ----------       ----------       ----------       ----------
Net asset value, end of year .....................   $     6.98       $     7.34       $     7.25       $     7.26       $     7.31
                                                     ----------       ----------       ----------       ----------       ----------

Total return .....................................        (0.44)%           6.11%            4.73%            4.26%            6.13%

RATIO TO AVERAGE NET ASSETS

Expenses .........................................         0.48%            0.49%            0.49%            0.49%            0.50%

Net investment income ............................         4.62%            4.61%            4.64%            4.84%            4.88%

SUPPLEMENTAL DATA

Net assets, end of year (000's) ..................   $  178,796       $  122,456       $   65,655       $   42,389       $   14,096

Portfolio turnover rate ..........................        14.13%            8.02%            8.82%            8.46%           11.57%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)   Based on average daily shares outstanding.

(c)   Amount rounds to less than $0.01 per share.

24 | The accompanying notes are an integral part of these financial statements.
                                | Annual Report

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS, MARCH 31, 2008

                                                                                               PRINCIPAL AMOUNT       VALUE
                                                                                               ----------------    -------------
LONG TERM INVESTMENTS 98.2%
MUNICIPAL BONDS 98.2%
CALIFORNIA 90.2%
ABAG Finance Authority for Nonprofit Corps. COP,
     Butte Valley-Tulelake Rural Health, California Mortgage Insured, 6.65%, 10/01/22....       $       730,000    $    731,394
     California Mortgage Insured, 6.125%, 3/01/21 .......................................             3,875,000       3,881,316
     Episcopal Home Foundation, Refunding, 5.125%, 7/01/13 ..............................             6,000,000       6,043,080
     Episcopal Home Foundation, Refunding, 5.125%, 7/01/18 ..............................            20,625,000      20,340,787
     Home for Jewish Parents, California Mortgage Insured, 5.625%, 5/15/22 ..............             5,000,000       5,066,200
     Lytton Gardens Inc., Refunding, California Mortgage Insured, 6.00%, 2/15/30 ........             5,000,000       5,062,800
     Odd Fellows Home, California Mortgage Insured, 6.00%, 8/15/24 ......................             5,525,000       5,594,339
     Rhoda Haas Goldman Plaza, California Mortgage Insured, 5.125%, 5/15/23 .............             5,000,000       5,021,100
ABAG Finance Authority for Nonprofit Corps. MFHR, Palo Alto Gardens Apartments, Series
A, 5.45%, 4/01/39 .......................................................................             5,500,000       5,120,225
ABAG Finance Authority for Nonprofit Corps. Revenue, San Diego Hospital Assn.,
     Series A, 6.125%, 8/15/20 ..........................................................            23,525,000      24,218,517
     Series C, 5.375%, 3/01/21 ..........................................................             5,000,000       5,001,000
ABAG Revenue Tax Allocation, RDA Pool, Series A6, FSA Insured, 5.375%, 12/15/25 .........             2,830,000       2,892,062
ABAG Water and Wastewater Revenue, Pooled Financing Program, Refunding, Series A,
   FSA Insured, 5.30%, 10/01/21 .........................................................             5,450,000       5,590,392
Alameda Corridor Transportation Authority Revenue,
     AMBAC Insured, zero cpn. to 10/01/12, 5.30% thereafter, 10/01/22 ...................            81,685,000      65,022,894
     AMBAC Insured, zero cpn. to 10/01/12, 5.30% thereafter, 10/01/23 ...................            70,015,000      55,491,088
     AMBAC Insured, zero cpn. to 10/01/12, 5.40% thereafter, 10/01/24 ...................            43,770,000      34,508,706
     AMBAC Insured, zero cpn. to 10/01/12, 5.45% thereafter, 10/01/25 ...................            32,960,000      25,813,613
     Refunding, AMBAC Insured, zero cpn., 10/01/29 ......................................            20,000,000       5,791,200
     Refunding, AMBAC Insured, zero cpn., 10/01/30 ......................................            41,665,000      11,289,548
     senior lien, Series A, MBIA Insured, 5.00%, 10/01/29 ...............................            24,490,000      24,606,817
Alameda County COP, Alameda County Medical Center Project, MBIA Insured, ETM,
     5.00%, 6/01/23 .....................................................................            19,195,000      19,475,823
     5.30%, 6/01/26 .....................................................................             7,000,000       7,034,300
     5.00%, 6/01/28 .....................................................................             8,925,000       9,055,573
Alvord USD, GO, Series A, FGIC Insured, ETM, 5.375%, 8/01/27 ............................             6,100,000       6,327,408
Anaheim PFA Lease Revenue, Capital Appreciation, Public Improvements
Project, Series C,
     FSA Insured, zero cpn.,
      9/01/24 ...........................................................................            26,855,000      12,369,413
      9/01/26 ...........................................................................            29,430,000      11,962,412
      9/01/27 ...........................................................................            22,860,000       8,748,522
      9/01/28 ...........................................................................             8,425,000       3,038,139
      9/01/29 ...........................................................................             4,320,000       1,469,578
      9/01/32 ...........................................................................            13,665,000       3,912,016
      9/01/33 ...........................................................................            37,070,000      10,032,625
      9/01/34 ...........................................................................            24,970,000       6,402,558
      3/01/37 ...........................................................................            16,080,000       3,604,332
Anaheim PFAR,
     Distribution System, second lien, MBIA Insured, 5.00%, 10/01/29 ....................             4,325,000       4,268,905
     Distribution System, second lien, MBIA Insured, 5.00%, 10/01/34 ....................             5,500,000       5,327,355
     Electric System Distribution Facilities, MBIA Insured, 4.50%, 10/01/37 .............            20,030,000      17,434,513
Anaheim UHSD, GO,
     Capital Appreciation, Series A, FSA Insured, zero cpn., 8/01/26 ....................             8,570,000       3,170,386
     Series A, FSA Insured, Pre-Refunded, 5.00%, 8/01/25 ................................             3,900,000       4,257,240

                                                              Annual Report | 25

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, MARCH 31, 2008 (continued)

                                                                                                PRINCIPAL AMOUNT         VALUE
                                                                                                ----------------      ------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
CALIFORNIA (CONTINUED)
Antioch PFA, Reassessment Revenue, sub. lien, Refunding, Sub Series B,
     5.50%, 9/02/08 ..........................................................................  $      1,140,000      $  1,152,768
     5.60%, 9/02/09 ..........................................................................         1,205,000         1,240,198
Arcadia Hospital Revenue, Methodist Hospital of Southern California,
     6.50%, 11/15/12 .........................................................................         1,430,000         1,433,990
     6.625%, 11/15/22 ........................................................................         3,750,000         3,760,763
Bakersfield City School District GO, Series A, FSA Insured, 5.00%, 11/01/31 ..................         8,390,000         8,407,871
Baldwin Park PFAR Tax Allocation, Refunding, Series A, 7.75%, 8/01/19 ........................         4,770,000         4,788,269
Baldwin Park USD, GO, Election of 2006, FSA Insured, 5.00%, 8/01/36 ..........................         6,875,000         6,843,581
Bay Area Toll Authority Toll Bridge Revenue,
     San Francisco Bay Area, Refunding, Series F, 5.00%, 4/01/31 .............................        56,255,000        56,102,549
     Series F, 5.00%, 4/01/27 ................................................................        18,065,000        18,247,456
Beverly Hills USD, GO, Election of 2002, Series B, 5.00%, 8/01/30 ............................         8,590,000         8,620,752
Bonita USD, GO, Election of 2004, Series A, MBIA Insured, 5.00%, 8/01/27 .....................         5,100,000         5,193,738
Brentwood 1915 Act Revenue, Infrastructure Financing, Reassessment,
Refunding, Series A,
   FSA Insured, 5.80%, 9/02/17 ...............................................................         5,085,000         5,143,071
Brentwood Infrastructure Financing Authority Infrastructure Revenue,
Refunding, Series A, AMBAC Insured, 5.00%,
     9/02/30 .................................................................................         5,185,000         5,088,818
     9/02/34 .................................................................................         5,000,000         4,843,050
Byron USD, GO, Series A, FGIC Insured, 5.00%, 8/01/31 ........................................         5,145,000         5,061,137
Calexico USD, GO, MBIA Insured, Pre-Refunded, 5.25%, 8/01/33 .................................         4,285,000         4,820,968
California Counties Lease Financing Authority COP, CSAC Financing Corp.,
Amador County Project, ETM, 7.70%, 10/01/09 ..................................................           725,000           763,128
California County Tobacco Securitization Agency Revenue, Asset-Backed,
     Alameda County, 5.875%, 6/01/35 .........................................................         7,500,000         7,050,150
     Golden Gate Corp., Series A, Pre-Refunded, 6.00%, 6/01/43 ...............................        10,000,000        11,189,800
     Kern County Corp., Series A, 6.125%, 6/01/43 ............................................        28,135,000        27,055,179
     Kern County Corp., Series B, 6.25%, 6/01/37 .............................................        19,460,000        19,226,480
     Merced Funding Corp., Series A, Pre-Refunded, 5.875%, 6/01/43 ...........................        10,235,000        11,445,596
     Sonoma County Corp., Series A, Pre-Refunded, 5.875%, 6/01/43 ............................        30,000,000        33,548,400
     Stanislaus Funding, Series A, 5.875%, 6/01/43 ...........................................         8,690,000         8,054,066
     Tobacco Settlement, Gold Country Settlement Funding Corp.,
     Pre-Refunded, 6.00%, 6/01/38 ............................................................        10,000,000        11,252,400
California Educational Facilities Authority Revenue,
     Chapman University, Refunding, Connie Lee Insured, 5.125%, 10/01/26 .....................         2,545,000         2,572,715
     Loyola Marymount University, MBIA Insured, Pre-Refunded, zero cpn., 10/01/32 ............         8,435,000         1,888,765
     Loyola Marymount University, MBIA Insured, Pre-Refunded, zero cpn., 10/01/33 ............         8,435,000         1,770,928
     Loyola Marymount University, MBIA Insured, Pre-Refunded, zero cpn., 10/01/34 ............         8,435,000         1,660,430
     Loyola Marymount University, MBIA Insured, Pre-Refunded, zero cpn., 10/01/35 ............         8,435,000         1,556,764
     Loyola Marymount University, MBIA Insured, Pre-Refunded, zero cpn., 10/01/36 ............         8,435,000         1,459,592
     Loyola Marymount University, MBIA Insured, Pre-Refunded, zero cpn., 10/01/37 ............         8,435,000         1,368,494
     Loyola Marymount University, MBIA Insured, Pre-Refunded, zero cpn., 10/01/38 ............         8,435,000         1,283,048
     Loyola Marymount University, MBIA Insured, Pre-Refunded, zero cpn., 10/01/39 ............         8,435,000         1,203,000
     Loyola Marymount University, Refunding, MBIA Insured, zero cpn., 10/01/26 ...............         7,620,000         2,743,733
     Loyola Marymount University, Refunding, MBIA Insured, zero cpn., 10/01/27 ...............         7,365,000         2,481,048
     Loyola Marymount University, Refunding, MBIA Insured, zero cpn., 10/01/28 ...............         4,120,000         1,299,530
     Loyola Marymount University, Refunding, MBIA Insured, zero cpn., 10/01/30 ...............         5,685,000         1,574,461

26 | Annual Report

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, MARCH 31, 2008 (continued)

                                                                                   PRINCIPAL AMOUNT         VALUE
                                                                                   ----------------      ---------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
CALIFORNIA (CONTINUED)
California Educational Facilities Authority Revenue, (continued)
     Loyola Marymount University, Refunding, MBIA Insured, zero cpn.,
     10/01/31 ...............................................................      $      7,615,000      $     1,978,377
     Loyola Marymount University, Refunding, MBIA Insured, zero cpn.,
     10/01/32 ...............................................................             7,615,000            1,859,202
     Occidental College, Refunding, Series A, MBIA Insured, 5.00%,
     10/01/36 ...............................................................             7,275,000            7,059,951
     Pepperdine University, Refunding, Series A, AMBAC Insured, 5.00%,
     12/01/35 ...............................................................             7,720,000            7,406,877
     Pepperdine University, Refunding, Series B, AMBAC Insured, 5.00%,
     12/01/32 ...............................................................             5,000,000            4,834,600
     Pooled College and University, Series B, 6.75%, 6/01/30 ................             1,960,000            2,161,880
     Pooled College and University, Series B, Pre-Refunded, 6.75%,
     6/01/30 ................................................................             9,535,000           10,517,105
     Santa Clara University, Refunding, AMBAC Insured, zero cpn., 9/01/26 ...             5,800,000            2,079,358
     Stanford University, Refunding, Series O, 5.125%, 1/01/31 ..............            21,250,000           21,386,425
     Stanford University, Series T-1, 5.00%, 3/15/39 ........................            43,000,000           43,818,290
     Stanford University, Series T-3, 5.00%, 3/15/26 ........................            25,360,000           26,589,706
     University of Southern California, Series A, 4.50%, 10/01/33 ...........             5,000,000            4,473,200
California Health Facilities, Financing Authority Revenue, Insured Health
Facility, Valleycare,
   Series A, California Mortgage Insured, Pre-Refunded, 5.25%, 5/01/22 ......             5,000,000            5,460,800
California Health Facilities Financing Authority Revenue,
     Casa Colina, 6.125%, 4/01/32 ...........................................            10,300,000           10,305,356
     Catholic Healthcare West, Refunding, Series A, 5.00%, 7/01/18 ..........            26,345,000           26,504,124
     Catholic Healthcare West, Refunding, Series A, 5.00%, 7/01/28 ..........           117,175,000          111,298,674
     Catholic Healthcare West, Refunding, Series A, MBIA Insured, 5.75%,
     7/01/15 ................................................................            12,500,000           12,714,000
     Catholic Healthcare West, Refunding, Series A, MBIA Insured, 5.00%,
     7/01/17 ................................................................             3,390,000            3,441,901
     Catholic Healthcare West, Refunding, Series A, MBIA Insured, 5.125%,
     7/01/24 ................................................................             7,825,000           7,947,148r
     Catholic Healthcare West, Series A, Pre-Refunded, 5.00%, 7/01/18 .......            13,655,000           13,899,971
     Catholic Healthcare West, Series A, Pre-Refunded, 5.00%, 7/01/28 .......            17,270,000           17,579,824
     Catholic Healthcare West, Series G, 5.25%, 7/01/23 .....................             3,000,000            3,014,010
     Cedars-Sinai Medical Center, Series A, MBIA Insured, 5.125%, 8/01/17....             8,355,000            8,501,630
     Cedars-Sinai Medical Center, Series B, MBIA Insured, 5.25%, 8/01/27 ....            52,500,000           53,442,375
     County Program, Series B, 7.20%, 1/01/12 ...............................             1,815,000            1,821,298
     Enloe Health System, Refunding, Series A, FSA Insured, 5.00%,
     11/15/18 ...............................................................             5,000,000            5,082,400
     Enloe Health System, Refunding, Series A, FSA Insured, 5.00%,
     11/15/28 ...............................................................            25,390,000           25,567,984
     Families First, Refunding, Series A, California Mortgage Insured,
     6.00%, 12/01/25 ........................................................            11,365,000           11,773,685
     Feedback Foundation Inc., Series A, California Mortgage Insured,
     6.50%, 12/01/22 ........................................................             1,395,000            1,398,976
     Hospital of the Good Samaritan, Refunding, 7.00%, 9/01/21 ..............            71,050,000           71,399,566
     Insured Health Facility, Help Group, Series A, California Mortgage
     Insured, 6.10%, 8/01/25 ................................................            12,905,000           13,269,050
     Kaiser Permanente, Series A, ETM, 5.40%, 5/01/28 .......................            46,000,000           46,544,640
     Kaiser Permanente, Series A, FSA Insured, ETM, 5.00%, 6/01/20 ..........            32,295,000           33,080,737
     Kaiser Permanente, Series A, FSA Insured, ETM, 5.00%, 6/01/24 ..........           136,775,000          140,068,542
     Kaiser Permanente, Series A, zero cpn., 10/01/11 .......................            13,970,000           12,340,819
     Kaiser Permanente, Series B, ETM, 5.25%, 10/01/16 ......................             7,515,000            7,698,441
     Kaiser Permanente, Series B, ETM, 5.00%, 10/01/18 ......................            38,260,000           39,195,074
     Kaiser Permanente, Series B, ETM, 5.00%, 10/01/20 ......................            38,020,000           38,930,199
     Kaiser Permanente, Series B, ETM, 5.40%, 5/01/28 .......................            80,000,000           80,947,200
     Lucile Salter Packard Hospital, Series C, AMBAC Insured, 5.00%,
     8/15/26 ................................................................             6,000,000            6,041,760
     Marshall Hospital, Refunding, Series A, California Mortgage Insured,
     5.30%, 11/01/28 ........................................................             5,500,000            5,502,035
     Northern California Presbyterian, Refunding, 5.40%, 7/01/28 ............             6,340,000            5,841,169
     Paradise Valley Estates, Refunding, California Mortgage Insured,
     5.125%, 1/01/22 ........................................................             6,610,000            6,652,304
     Paradise Valley Estates, Refunding, California Mortgage Insured,
     5.25%, 1/01/26 .........................................................             5,000,000            4,971,050

                                                              Annual Report | 27

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, MARCH 31, 2008 (continued)

                                                                              PRINCIPAL AMOUNT        VALUE
                                                                              ----------------     ------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
CALIFORNIA (CONTINUED)
California Health Facilities Financing Authority Revenue, (continued)
   Pomona Valley Hospital, Refunding, Series A, MBIA Insured, 5.625%,
   7/01/19 ................................................................   $      8,500,000     $  8,642,970
   Small Facilities Program, Refunding, Series A, FGIC Insured, 5.00%,
   4/01/25 ................................................................         10,915,000       10,646,600
   Southern California, Series A, California Mortgage Insured, 5.50%,
   12/01/22 ...............................................................          3,070,000        3,106,809
   Sutter Health, Refunding, Series A, FSA Insured, 5.25%, 8/15/27 ........          1,815,000        1,849,322
   Sutter Health, Refunding, Series A, MBIA Insured, 5.35%, 8/15/28 .......          6,170,000        6,269,337
   Sutter Health, Series A, 5.00%, 11/15/42 ...............................         40,000,000       37,562,400
   Sutter Health, Series A, 5.25%, 11/15/46 ...............................         38,500,000       37,382,730
   Sutter Health, Series A, FSA Insured, 5.00%, 8/15/37 ...................         61,000,000       60,716,960
   Sutter Health, Series A, MBIA Insured, 5.375%, 8/15/30 .................         10,600,000       10,749,778
   Sutter Health, Series A, MBIA Insured, Pre-Refunded, 5.35%, 8/15/28 ....            480,000          505,378
   The Episcopal Home, California Mortgage Insured, 5.30%, 2/01/32 ........         28,150,000       26,725,047
   The Help Group, Refunding, California Mortgage Insured, 5.40%,
   8/01/22 ................................................................          7,420,000        7,556,825
   UCSF-Stanford Health Care, Refunding, Series B, FSA Insured, 5.00%,
   11/15/31 ...............................................................         26,920,000       27,075,867
   University of California San Francisco-Stanford Health Care,
   Refunding, Series B,
     AMBAC Insured, 5.00%, 11/15/28 .......................................         25,000,000       25,132,500
   University of California San Francisco-Stanford Health Care, Series
   A, FSA Insured,
     Pre-Refunded, 5.00%, 11/15/31 ........................................          5,750,000        5,917,268
California HFAR,
   Class 1, Series B-1, AMBAC Insured, 5.65%, 8/01/28 .....................          1,580,000        1,572,305
   Home Mortgage, Capital Appreciation, Series A, zero cpn., 8/01/16 ......            575,000          254,857
   Home Mortgage, Series K, 4.75%, 8/01/36 ................................          5,000,000        4,200,250
   Home Mortgage, Series N, AMBAC Insured, zero cpn. to 2/01/10, 6.30%
   thereafter, 8/01/31 ....................................................          2,605,000        2,342,468
   MFHR II, Series A, AMBAC Insured, 6.25%, 2/01/37 .......................          1,235,000        1,237,347
   MFHR III, Series B, MBIA Insured, 5.50%, 8/01/39 .......................         11,950,000       11,721,516
California Infrastructure and Economic Development Bank Revenue,
   Bay Area Toll Bridges, first lien, Series A, AMBAC Insured,
   Pre-Refunded, 5.00%, 7/01/33 ...........................................          5,000,000        5,158,650
   Bay Area Toll Bridges, first lien, Series A, FGIC Insured,
   Pre-Refunded, 5.00%, 7/01/29 ...........................................         50,985,000       53,133,508
   Kaiser Hospital Assistance I LLC, Series B, 5.50%, 8/01/31 .............         10,000,000       10,049,500
   Kaiser Hospital Assistance II LLC, Series A, 5.55%, 8/01/31 ............         34,000,000       34,246,160
California Municipal Finance Authority COP, Community Hospitals of
Central California, 5.25%,
   2/01/37 ................................................................         37,100,000       31,258,976
   2/01/46 ................................................................         90,650,000       74,220,594
California PCFA, PCR,
   Pacific Gas and Electric Co., Refunding, Series A, MBIA Insured, 5.35%,
   12/01/16 ...............................................................         31,500,000       32,317,425
   San Diego Gas and Electric Co., Series A, 5.85%, 6/01/21 ...............         32,535,000       32,578,597
California Resource Efficiency Financing Authority COP, Capital
Improvements Program,
   AMBAC Insured,
   5.625%, 4/01/22 ........................................................            325,000          328,666
   5.75%, 4/01/27 .........................................................            475,000          480,391
California St Go, 5.25, 3/01/38, 5.25%, 3/01/38 ...........................         61,545,000       61,919,809
California State Department of Veteran Affairs Home Purchase Revenue,
   Refunding, Series A, 5.40%, 12/01/28 ...................................          9,580,000        9,585,748
   Refunding, Series B, 5.50%, 12/01/18 ...................................          2,500,000        2,518,075
   Series A, 5.20%, 12/01/27 ..............................................         17,110,000       16,860,194
   Series B, 5.20%, 12/01/28 ..............................................          3,620,000        3,622,498

28 | Annual Report

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND


                                                                                            PRINCIPAL AMOUNT       VALUE
                                                                                            ----------------   ---------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
CALIFORNIA (CONTINUED)
California State Department of Water Resources Central Valley Project Revenue,
Water System,
   Refunding,
     Series Q, MBIA Insured, 5.375%, 12/01/27  . . . . . . . . . . . . . . . . . . . . .    $     20,055,000   $   20,137,827
     Series S, 5.00%, 12/01/29  . . . . . . . . . . . . . . . . . . . . . . . . . . . .           24,595,000       24,804,303
     Series U, 5.00%, 12/01/29 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          12,000,000       12,075,240
     Series Y, FGIC Insured, 5.00%, 12/01/25 . . . . . . . . . . . . . . . . . . . . . .          20,000,000       20,298,400
California State Department of Water Resources Power Supply Revenue, Series A,
Pre-Refunded,
   5.25%, 5/01/20  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          50,000,000        55,155,500
   5.375%, 5/01/21 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          22,000,000        24,373,580
   5.375%, 5/01/22 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          34,020,000        37,690,418
California State GO,
   5.00%, 2/01/22  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           7,000,000         7,116,200
   6.00%, 5/01/24  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           2,565,000         2,570,669
   5.125%, 4/01/25 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           5,000,000         5,039,750
   5.20%, 4/01/26  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          17,000,000        17,165,410
   5.25%, 4/01/27  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               5,000             5,082
   5.25%, 4/01/34  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              20,000            20,051
   AMBAC Insured, 5.90%, 3/01/25  . . . . . . . . . . . . . . . . . . . . . . . . . . .              210,000           212,035
   AMBAC Insured, 5.00%, 4/01/31  . . . . . . . . . . . . . . . . . . . . . . . . . . .               20,000            19,946
   AMBAC Insured, Pre-Refunded, 5.00%, 4/01/31 . . . . . . . . . . . . . . . . . . . . .          29,980,000        33,143,190
   FGIC Insured, 6.00%, 8/01/19  . . . . . . . . . . . . . . . . . . . . . . . . . . . .             905,000           913,570
   FGIC Insured, 5.625%, 10/01/26  . . . . . . . . . . . . . . . . . . . . . . . . . . .           6,345,000         6,402,740
   FGIC Insured, Pre-Refunded, 5.625%, 10/01/26  . . . . . . . . . . . . . . . . . . . .           2,300,000         2,311,500
   FSA Insured, 5.50%, 4/01/19  . . . . . . . . . . . . . . . . . . . . . . . . . . . .              540,000           545,033
   FSA Insured, 5.50%, 3/01/20  . . . . . . . . . . . . . . . . . . . . . . . . . . . .              415,000           418,013
   FSA Insured, Pre-Refunded, 5.50%, 4/01/19  . . . . . . . . . . . . . . . . . . . . .               30,000            30,000
   FSA Insured, Pre-Refunded, 5.50%, 9/01/29  . . . . . . . . . . . . . . . . . . . . .           30,000,000        31,775,400
   MBIA Insured, 5.00%, 10/01/23  . . . . . . . . . . . . . . . . . . . . . . . . . . .            2,180,000         2,203,631
   MBIA Insured, 6.00%, 8/01/24  . . . . . . . . . . . . . . . . . . . . . . . . . . . .             990,000           998,296
   MBIA Insured, Pre-Refunded, 5.00%, 10/01/23  . . . . . . . . . . . . . . . . . . . .              170,000           171,700
   Pre-Refunded, 5.25%, 9/01/23  . . . . . . . . . . . . . . . . . . . . . . . . . . . .          19,750,000        21,075,027
   Pre-Refunded, 5.25%, 10/01/23  . . . . . . . . . . . . . . . . . . . . . . . . . . .            9,250,000         9,924,525
   Pre-Refunded, 5.00%, 2/01/27  . . . . . . . . . . . . . . . . . . . . . . . . . . . .          46,000,000        49,664,820
   Pre-Refunded, 5.25%, 4/01/27  . . . . . . . . . . . . . . . . . . . . . . . . . . . .           4,995,000         5,575,469
   Pre-Refunded, 5.00%, 2/01/29  . . . . . . . . . . . . . . . . . . . . . . . . . . . .          13,000,000        14,035,710
   Pre-Refunded, 5.25%, 2/01/29  . . . . . . . . . . . . . . . . . . . . . . . . . . . .             310,000           337,491
   Pre-Refunded, 5.25%, 4/01/29  . . . . . . . . . . . . . . . . . . . . . . . . . . . .           5,580,000         6,228,452
   Pre-Refunded, 5.25%, 2/01/30  . . . . . . . . . . . . . . . . . . . . . . . . . . . .             140,000           152,415
   Pre-Refunded, 5.25%, 4/01/32  . . . . . . . . . . . . . . . . . . . . . . . . . . . .           9,835,000        10,743,557
   Pre-Refunded, 5.25%, 4/01/34  . . . . . . . . . . . . . . . . . . . . . . . . . . . .          19,980,000        22,301,876
   Principal EAGLES I Program, Series 6, zero cpn., 3/01/09  . . . . . . . . . . . . . .           5,000,000         4,905,300
   Principal EAGLES II Program, Series 3, zero cpn., 3/01/09  . . . . . . . . . . . . .            7,500,000         7,357,950
   Principal M-Raes 10%, 4/01/09, zero cpn., 4/01/09  . . . . . . . . . . . . . . . . .            9,000,000         8,810,640
   Refunding, 5.25%, 9/01/23  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            1,250,000         1,332,338
   Refunding, 5.625%, 9/01/24  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             255,000           256,540
   Refunding, 5.25%, 2/01/29  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           53,690,000        54,436,145

                                                              Annual Report | 29

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND


                                                                                               PRINCIPAL AMOUNT       VALUE
                                                                                               ----------------   ---------------

LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
CALIFORNIA (CONTINUED)
California State GO, (continued)
     Refunding, 5.25%, 2/01/30  ............................................................   $     29,860,000   $    30,187,564
     Refunding, 5.00%, 2/01/32  ............................................................          5,960,000         5,861,779
     Refunding, 5.25%, 4/01/32  ............................................................            165,000           166,061
     Refunding, AMBAC Insured, 5.00%, 4/01/23  .............................................          6,250,000         6,347,125
     Refunding, MBIA Insured, 5.00%, 10/01/32  .............................................          5,000,000         4,972,050
     Refunding, Series BR, 5.30%, 12/01/29  ................................................         13,000,000        13,009,620
     Various Purpose, 5.125%, 4/01/24  .....................................................         10,000,000        10,110,400
     Various Purpose, 5.25%, 12/01/26  .....................................................            145,000           147,584
     Various Purpose, 5.00%, 11/01/37  .....................................................         10,000,000         9,743,400
     Various Purpose, Pre-Refunded, 5.25%, 12/01/26  .......................................         12,770,000        14,290,907
     Various Purpose, Refunding, 5.00%, 6/01/32  ...........................................         48,750,000        47,940,750
     Various Purpose, Refunding, MBIA Insured, 5.00%, 6/01/37  .............................         35,000,000        34,521,550
California State Local Government Finance Authority Revenue, Marin Valley Mobile,
Series A,
   FSA Insured, 5.85%, 10/01/27  ...........................................................          5,955,000         6,081,484
California State Public Works Board Lease Revenue,
     California Science Center, Series A, 5.25%, 10/01/22  .................................          8,645,000         8,826,113
     Department of Corrections, Series C, 5.00%, 6/01/24  ..................................         12,225,000        12,308,008
     Department of Corrections, Series C, 5.00%, 6/01/25  ..................................          4,810,000         4,816,734
     Department of Corrections, Series C, 5.25%, 6/01/28  ..................................         25,475,000        25,846,425
     Department of Mental Health, Coalinga, Series A, 5.00%, 6/01/25  ......................         12,000,000        11,768,880
     Department of Mental Health, Coalinga, Series A, 5.125%, 6/01/29  .....................         56,500,000        56,540,115
     Trustees of California State University, Refunding, Series A, 5.00%, 10/01/19 .........          7,500,000         7,603,950
     Various California Community Colleges Projects, Refunding, Series A, 5.90%, 4/01/17 ...          8,320,000         8,415,014
California State University at Channel Islands Financing Authority Revenue, East Campus
   Community, Series A, MBIA Insured, Pre-Refunded, 5.00%, 9/01/31  ........................         11,000,000        11,893,530
California State University Revenue, Systemwide,
     Refunding, Series A, FSA Insured, 5.00%, 11/01/34 .....................................          5,000,000         5,020,600
     Series A, AMBAC Insured, 5.00%, 11/01/35  .............................................         15,925,000        15,736,448
     Series A, FSA Insured, 5.00%, 11/01/29  ...............................................         10,000,000        10,104,000
California Statewide CDA,
     COP, Catholic Healthcare West, 6.50%, 7/01/20  ........................................          2,415,000         2,655,751
     COP, Catholic Healthcare West, Pre-Refunded, 6.50%, 7/01/20  ..........................          5,575,000         6,138,354
     COP, Children's Hospital, Los Angeles, 5.25%, 8/15/29  ................................         37,685,000        33,885,221
     COP, Kaiser Permanente, ETM, 5.30%, 12/01/15  .........................................         32,200,000        34,363,196
     COP, MBIA Insured, 5.00%, 4/01/18  ....................................................          7,000,000         6,956,530
     COP, MBIA Insured, 5.125%, 4/01/23  ...................................................          6,000,000         5,638,020
     COP, Refunding, FSA Insured, 5.50%, 8/15/31 ...........................................          9,000,000         9,268,650
     COP, The Internext Group, 5.375%, 4/01/17 .............................................          9,400,000         9,439,856
     COP, The Internext Group, 5.375%, 4/01/30 .............................................         67,480,000        60,941,188
     MFHR, Borregas Court Project, Series J, GNMA Secured, 6.30%, 3/20/39 ..................          7,177,000         7,448,506
California Statewide CDA Assisted Living Facilities Revenue, Hollenbeck Palms/Magnolia,
   Series A, Radian Insured, 4.60%, 2/01/37  ...............................................          5,010,000         4,150,434
California Statewide CDA Revenue,
     5.50%, 10/01/33 .......................................................................         45,465,000        45,582,754
     Daughters of Charity Health, Refunding, Series A, 5.25%, 7/01/24 ......................          6,000,000         5,595,420
     Daughters of Charity Health, Refunding, Series A, 5.25%, 7/01/30 ......................          5,000,000         4,485,850
     Daughters of Charity Health, Refunding, Series A, 5.25%, 7/01/35 ......................         13,900,000        12,271,615

30 | Annual Report

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND


                                                                                               PRINCIPAL AMOUNT       VALUE
                                                                                               ----------------   ---------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
CALIFORNIA (CONTINUED)
California Statewide CDA Revenue, (continued)
     Daughters of Charity Health, Refunding, Series A, 5.00%, 7/01/39 .....................    $     22,685,000   $    18,998,234
     Daughters of Charity Health, Refunding, Series H, 5.25%, 7/01/25  ....................           4,025,000         3,715,196
     East Campus Apartments LLC, Series A, ACA Insured, 5.50%, 8/01/22 ....................          11,000,000        10,424,700
     East Campus Apartments LLC, Series A, ACA Insured, 5.625%, 8/01/34 ...................          25,000,000        22,401,000
     Health Facility, Adventist Health, Series A, 5.00%, 3/01/30 ..........................           6,300,000         5,853,834
     Health Facility, Adventist Health, Series A, 5.00%, 3/01/35 ..........................          14,000,000        12,836,600
     Henry Mayo Newhall Memorial Hospital, California Mortgage Insured, 5.00%, 10/01/37 ...           5,000,000         4,615,650
     Huntington Memorial Hospital, Refunding, 5.00%, 7/01/27  .............................          22,000,000        20,660,200
     Huntington Memorial Hospital, Refunding, 5.00%, 7/01/35  .............................          50,000,000        45,407,000
     Insured Health Facility, Jewish Home, California Mortgage Insured, 5.50%, 11/15/33 ...          20,400,000        20,535,660
     Kaiser Permanente, Refunding, Series A, 4.75%, 4/01/33  ..............................          24,590,000        22,061,656
     Kaiser Permanente, Series A, 5.50%, 11/01/32  ........................................          27,000,000        27,106,920
     Kaiser Permanente, Series B, 5.00%, 3/01/41  .........................................          17,980,000        16,567,491
     Kaiser Permanente, Series B, 5.25%, 3/01/45  .........................................         134,640,000       128,523,305
     Lodi Memorial Hospital, Series A, California Mortgage Insured, 5.00%, 12/01/37  ......          20,000,000        18,192,400
     Los Angeles Orthopedic Hospital Foundation, AMBAC Insured, 5.75%, 6/01/30 ............          10,000,000        10,097,000
     Mission Community, California Mortgage Insured, 5.375%, 11/01/21  ....................           7,670,000         7,954,404
     Mission Community, California Mortgage Insured, 5.375%, 11/01/26  ....................           9,755,000         9,969,122
     Refunding, California Mortgage Insured, 5.50%, 1/01/28 ...............................           3,615,000         3,658,235
     Series B, 5.625%, 8/15/42  ...........................................................          51,000,000        51,456,960
     St. Joseph Health System, Series B, FGIC Insured, 5.75%, 7/01/47  ....................          30,275,000        30,505,090
     St. Joseph Health System, Series E, FSA Insured, 5.25%, 7/01/47 ......................          15,300,000        15,147,918
     Stovehaven Apartments Project, Series A, ACA Insured, 5.875%, 7/01/32 ................           4,945,000         4,372,715
     Sutter Health, Refunding, Series A, 5.00%, 11/15/43  .................................         103,300,000        96,789,001
California Statewide CDA Revenue COP,
     Capital Appreciation, Hospital, Triad Health Care, California Mortgage Insured, ETM,
        zero cpn., 8/01/09  ...............................................................           6,450,000         6,242,310
     Capital Appreciation, Hospital, Triad Health Care, California Mortgage Insured, ETM,
        zero cpn., 8/01/10  ...............................................................           6,745,000         6,323,707
     Capital Appreciation, Hospital, Triad Health Care, California Mortgage Insured, ETM,
        zero cpn., 8/01/11  ...............................................................           3,115,000         2,816,521
     CHFCLP Insured Health Facilities, Unihealth, Series A, AMBAC Insured, Pre-Refunded,
        ETM, 5.75%, 10/01/25  .............................................................          24,545,000        28,031,372
     Southern California Development Corp., California Mortgage Insured, 6.10%, 12/01/15 ..           1,895,000         1,899,832
California Statewide CDA Water and Wastewater Revenue, Pooled Financing Program,
     Series A, FSA Insured, 5.25%, 10/01/24  ..............................................           3,925,000         4,071,285
     Series A, FSA Insured, 5.00%, 10/01/29  ..............................................           1,095,000         1,107,089
     Series A, FSA Insured, Pre-Refunded, 5.25%, 10/01/24  ................................           1,075,000         1,212,224
     Series A, FSA Insured, Pre-Refunded, 5.00%, 10/01/29  ................................           1,905,000         2,124,132
     Series B, FSA Insured, Pre-Refunded, 5.65%, 10/01/26  ................................           5,000,000         5,329,035
California Valley HFAR, Home Mortgage, MBIA Insured, 5.65%, 2/01/27  ......................           5,735,000         5,734,713
Camarillo Community Development Commission Tax Allocation, Camarillo Corridor Project,
   Refunding, AMBAC Insured, 5.00%, 9/01/36  ..............................................           7,800,000         6,738,186
Camarillo COP, Capital Improvement Corp., ETM, 7.625%, 4/01/08  ...........................             430,000           430,000
Campbell RDA Tax Allocation, Central Campbell Redevelopment Project, Series A, 6.00%,
   10/01/33 ...............................................................................           5,000,000         5,129,050

                                                              Annual Report | 31

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND


                                                                                            PRINCIPAL AMOUNT       VALUE
                                                                                            ----------------   ---------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
CALIFORNIA (CONTINUED)
Campbell USD,
     GO, Series A, FGIC Insured, 5.00%, 8/01/28  .........................................  $      5,205,000   $     5,198,025
     GO, Series E, FSA Insured, 5.00%, 8/01/29  ..........................................         6,260,000         6,329,361
     Series B, FGIC Insured, zero cpn., 8/01/20  .........................................         5,000,000         2,703,700
     Series B, FGIC Insured, zero cpn., 8/01/21  .........................................         6,280,000         3,176,487
Capistrano University School CFD Special Tax, Number 90-2 Talega,
     5.875%, 9/01/33 .....................................................................         5,805,000         5,651,632
     6.00%, 9/01/33  .....................................................................         7,100,000         7,026,515
Centinela Valley UHSD, GO, Refunding, Series A, MBIA Insured, 5.50%, 8/01/33  ............        15,630,000        14,792,232
Central California Joint Powers Health Financing Authority COP, Community Hospitals of
     Central California,
        6.00%, 2/01/20 ...................................................................         5,000,000         5,349,950
        Pre-Refunded, 5.625%, 2/01/21  ...................................................         6,750,000         7,317,472
        Pre-Refunded, 6.00%, 2/01/30  ....................................................        34,960,000        37,406,850
        Pre-Refunded, 5.75%, 2/01/31  ....................................................        18,070,000        19,650,041
Cerritos PFAR Tax Allocation, Redevelopment Project, Refunding, Series A, AMBAC Insured,
   5.00%, 11/01/22  ......................................................................         6,675,000         6,559,523
Chabot-Las Positas Community College District, GO, Series B, AMBAC Insured, 5.00%,
   8/01/30  ..............................................................................        17,330,000        17,236,591
Chabot-Las Positas Community College District GO,
     Capital Appreciation Bonds, Series C, AMBAC Insured, zero cpn., 8/01/38  ............        52,010,000         8,838,579
     Capital Appreciation Bonds, Series C, AMBAC Insured, zero cpn., 8/01/39  ............        54,045,000         8,663,413
     Capital Appreciation Bonds, Series C, AMBAC Insured, zero cpn., 8/01/40  ............        56,165,000         8,465,189
     Capital Appreciation Bonds, Series C, AMBAC Insured, zero cpn., 8/01/41  ............        58,365,000         8,296,585
     Election of 2004, Series B, AMBAC Insured, 5.00%, 8/01/31  ..........................        11,500,000        11,389,830
Chaffey UHSD, GO,
     Series B, 5.00%, 8/01/25  ...........................................................         6,510,000         6,595,086
     Series C, FSA Insured, 5.00%, 5/01/27  ..............................................         6,980,000         7,149,335
Chico RDA Tax Allocation, Chico Amended and Merged Redevelopment Project,
   AMBAC Insured, 5.00%, 4/01/32 .........................................................         5,000,000         4,904,100
Chino Valley USD, GO, Election of 2002, Series D, FGIC Insured, 5.00%, 8/01/31 ...........        23,825,000        23,596,756
Chula Vista COP, Cops Phase I, MBIA Insured, 5.00%, 3/01/34  .............................        10,360,000        10,386,418
Chula Vista IDR,
     Adjustment, San Diego Gas and Electric Co., Series B, 5.50%, 12/01/21  ..............        14,000,000        14,201,040
     Daily, San Diego Gas and Electric Co., Series A, 5.30%, 7/01/21  ....................         8,500,000         8,680,285
Claremont RDA Tax Allocation, Consolidated Redevelopment Project, Refunding, 5.50%,
   8/01/23  ..............................................................................         4,950,000         5,071,127
Clovis USD, GO, Election of 2004, Series B, MBIA Insured, 5.00%, 8/01/25 .................         4,135,000         4,227,996
Coachella Valley USD, GO, Election of 2005, Series B, FSA Insured, 5.00%, 8/01/31  .......        11,000,000        11,023,650
Colton Joint USD, GO, Election of 2001, Series B, FGIC Insured, 5.00%, 8/01/27  ..........         7,000,000         7,109,480
Colusa County COP, ABAG Finance Corp., Series B, 7.00%, 2/01/18  .........................         1,305,000         1,309,320
Commerce Joint Powers Financing Authority Revenue, Redevelopment Projects, Series B,
   Radian Insured, 5.125%, 8/01/35  ......................................................         8,175,000         7,504,486
Compton COP, Civic Center and Capital Improvement, Refunding, Series A, 5.50%, 9/01/15 ...         5,000,000         5,105,050
Compton USD, GO,
     AMBAC Insured, 5.00%, 6/01/29  ......................................................         5,660,000         5,623,097
     Election of 2002, Series C, AMBAC Insured, 5.00%, 6/01/31  ..........................         5,000,000         4,918,800

32 | Annual Report

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND


                                                                                                PRINCIPAL AMOUNT       VALUE
                                                                                                ----------------   ---------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
CALIFORNIA (CONTINUED)
Contra Costa Community College District GO, Election of 2002, FGIC Insured, 5.00%,
   8/01/26  .................................................................................   $     11,700,000   $    11,880,999
Contra Costa County COP, Merrithew Memorial Hospital Project, ETM, zero cpn., 11/01/15.......          6,810,000         5,169,675
Contra Costa Home Mortgage Finance Authority HMR, Pre-Refunded, zero cpn., 9/01/17 ..........         37,820,000        14,873,321
Contra Costa Transportation Authority Revenue, Sales Tax, Series A, FGIC Insured, ETM,
   6.50%, 3/01/09  ..........................................................................            535,000           558,107
Corcoran Hospital District Revenue, Series A, California Mortgage Insured, 6.55%,  7/01/12 ..            605,000           606,791
Corona COP, Corona Community Hospital Project, Pre-Refunded, 9.425%, 9/01/20  ...............         14,480,000        16,588,433
Corona-Norco USD,
     GO, Election of 2006, Series A, FSA Insured, 5.00%, 8/01/31 ............................          5,130,000         5,160,062
     PFA Special Tax Revenue, Series A, 5.40%, 9/01/35  .....................................          7,140,000         6,495,686
Coronado CDA Tax Allocation, Coronado Community Development Project, Refunding,
   MBIA Insured, 5.00%, 9/01/34  ............................................................          6,115,000         6,052,810
CSAC Finance Corp. COP, Sutter County, Health Facilities Program, 7.80%, 1/01/21  ...........          1,935,000         1,944,888
Cudahy RDA Tax Allocation, Refunding, Series C, 6.00%, 10/01/27  ............................          6,365,000         6,476,260
Daly City Housing Development Finance Agency Mobile Home Park Revenue, Senior
   Franciscan Mobile, Refunding, Series A, 5.00%, 12/15/47 ..................................         20,645,000        18,528,268
Delano UHSD, GO,
     Election of 2005, Series A, XLCA Insured, 5.00%, 8/01/31  ..............................          5,160,000         4,601,843
     Refunding, Series A, MBIA Insured, 5.15%, 2/01/32 ......................................          8,520,000         7,834,055
Desert Community College District GO,
     Capital Appreciation Bonds, Series C, FSA Insured, zero cpn., 8/01/46  .................        396,230,000        40,954,333
     Series C, FSA Insured, 5.00%, 8/01/32  .................................................         12,070,000        12,122,746
Desert Sands USD, GO, Election of 2001, FSA Insured, Pre-Refunded, 5.00%, 6/01/29 ...........         16,425,000        18,201,199
Downey USD, GO, Election of 2002, Series C, FSA Insured, Pre-Refunded, 5.00%, 2/01/30 .......          4,860,000         5,403,445
Duarte COP, Refunding, Series A, 5.25%,
     4/01/19 ................................................................................          5,000,000         5,053,700
     4/01/24 ................................................................................          5,000,000         4,883,700
     4/01/31 ................................................................................         12,500,000        11,678,000
East Bay MUD Wastewater System Revenue, Refunding, Sub Series A, AMBAC Insured,
   5.00%, 6/01/37  ..........................................................................         38,085,000        37,564,378
East Bay MUD Water System Revenue,
     Refunding, Series A, FGIC Insured, 5.00%, 6/01/37  .....................................         99,545,000        98,932,798
     Sub Series A, MBIA Insured, 5.00%, 6/01/28 .............................................          7,000,000         7,058,240
     Sub Series A, MBIA Insured, 5.00%, 6/01/29 .............................................         27,495,000        27,657,495
     Sub Series A, MBIA Insured, 5.00%, 6/01/30 .............................................         15,000,000        15,052,800
     Sub Series A, MBIA Insured, 5.00%, 6/01/35 .............................................         21,985,000        21,886,507
East Side UHSD Santa Clara County GO, Series F, FSA Insured, 5.00%, 8/01/35  ................         22,685,000        22,867,841
Eastern Municipal Water District Water and Sewer Revenue COP, Series B, FGIC Insured,
   Pre-Refunded, 5.00%, 7/01/30  ............................................................         31,370,000        33,798,352
El Camino Hospital District Revenue, Series A, ETM, 7.25%, 8/15/09 ..........................          3,015,000         3,139,640
El Centro Financing Authority Hospital Revenue, El Centro Regional Medical Center
Project,
   California Mortgage Insured, 5.25%, 3/01/26  .............................................          8,500,000         8,556,525
El Dorado County Special Tax, CFD No. 1992-1,
     5.875%, 9/01/24 ........................................................................          4,475,000         4,238,989
     6.00%, 9/01/31  ........................................................................          8,850,000         8,189,878
     Refunding, 6.25%, 9/01/29  .............................................................         19,750,000        19,102,397

                                                              Annual Report | 33

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND


                                                                                               PRINCIPAL AMOUNT       VALUE
                                                                                               ----------------   ---------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
CALIFORNIA (CONTINUED)
El Paso de Robles GO, Capital Appreciation, Series A, FGIC Insured, Pre-Refunded, zero cpn.,
     8/01/16 ...............................................................................   $      2,050,000   $     1,378,441
     8/01/22 ...............................................................................         11,485,000         5,491,668
     8/01/27 ...............................................................................         11,495,000         4,134,292
El Rancho USD, GO, Election of 2003, Series A, FGIC Insured, 5.00%, 8/01/28  ...............          5,635,000         5,556,786
Elk Grove USD, Special Tax, Capital Appreciation, CFD 1, MBIA Insured, zero cpn.,
     12/01/19 ..............................................................................          2,775,000         1,550,337
     12/01/20 ..............................................................................          2,765,000         1,466,169
     12/01/21 ..............................................................................          4,195,000         2,091,585
     12/01/22 ..............................................................................          4,195,000         1,956,716
     12/01/23 ..............................................................................          4,195,000         1,843,409
     12/01/24 ..............................................................................          4,200,000         1,720,236
Emeryville PFAR,
     Housing Increment Loan, 6.20%, 9/01/25  ...............................................          3,115,000         3,120,202
     Shellmound Park Redevelopment and Housing Project, Refunding, Series B, MBIA
     Insured,
        5.00%, 9/01/28  ....................................................................         10,000,000        10,038,700
Florin Resource Conservation District COP, Elk Grove Water Service, Refunding, Series A,
   MBIA Insured, 5.00%, 3/01/33  ...........................................................          8,715,000         8,653,211
Fontana RDA Tax Allocation, Jurupa Hills Redevelopment Project, Refunding, Series A,
   5.50%, 10/01/27  ........................................................................         12,500,000        12,744,000
Fontana USD, GO, Convertible Capital Appreciation, Series D, FGIC Insured, 5.80%,
   5/01/17  ................................................................................          5,000,000         5,203,200
Foothill-De Anza Community College District GO,
     Capital Appreciation, zero cpn., 8/01/27 ..............................................          5,205,000         1,803,376
     MBIA Insured, zero cpn., 8/01/26  .....................................................          5,290,000         1,956,983
Foothill/Eastern Corridor Agency Toll Road Revenue,
     Capital Appreciation, Refunding, zero cpn., 1/15/21  ..................................         51,180,000        23,741,378
     Capital Appreciation, Refunding, zero cpn., 1/15/25  ..................................         57,000,000        19,833,720
     Capital Appreciation, Refunding, zero cpn., 1/15/30  ..................................         98,460,000        23,780,059
     Capital Appreciation, Refunding, zero cpn., 1/15/31  ..................................         14,635,000         3,304,144
     Capital Appreciation, Refunding, zero cpn., 1/15/32  ..................................        100,000,000        21,101,000
     Capital Appreciation, Refunding, zero cpn., 1/15/33  ..................................        132,460,000        26,117,138
     Capital Appreciation, Refunding, zero cpn., 1/15/34  ..................................        100,000,000        18,421,000
     Capital Appreciation, Refunding, zero cpn., 1/15/35  ..................................         20,000,000         3,441,200
     Capital Appreciation, Refunding, zero cpn., 1/15/36  ..................................        182,160,000        29,271,290
     Capital Appreciation, Refunding, zero cpn., 1/15/37  ..................................        170,615,000        25,599,075
     Capital Appreciation, Refunding, zero cpn., 1/15/38  ..................................        160,560,000        22,488,034
     Capital Appreciation, Refunding, zero cpn. to 7/15/09, 5.80% thereafter, 1/15/20 ......         49,500,000        45,915,210
     Capital Appreciation, Refunding, zero cpn. to 7/15/09, 5.85% thereafter, 1/15/23 ......         10,000,000         9,142,000
     Capital Appreciation, Refunding, zero cpn. to 7/15/09, 5.875% thereafter, 1/15/26 .....         30,000,000        26,476,500
     Capital Appreciation, Refunding, zero cpn. to 7/15/09, 5.875% thereafter, 1/15/27 .....         80,835,000        70,807,418
     Capital Appreciation, Refunding, zero cpn. to 7/15/09, 5.875% thereafter, 1/15/28 .....         80,500,000        70,055,930
     Capital Appreciation, Refunding, zero cpn. to 7/15/09, 5.875% thereafter, 1/15/29 .....        112,230,000        96,901,627
     Capital Appreciation, senior lien, Series A, ETM, 7.05%, 1/01/09 ......................         10,000,000        10,397,600
     Capital Appreciation, senior lien, Series A, ETM, zero cpn., 1/01/22  .................         30,835,000        16,392,811
     Capital Appreciation, senior lien, Series A, ETM, zero cpn., 1/01/23  .................          5,765,000         2,893,626
     Capital Appreciation, senior lien, Series A, ETM, zero cpn., 1/01/24  .................         72,045,000        33,879,161

34 | Annual Report

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND


                                                                                            PRINCIPAL AMOUNT       VALUE
                                                                                            ----------------   ---------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
CALIFORNIA (CONTINUED)
Foothill/Eastern Corridor Agency Toll Road Revenue, (continued)
     Capital Appreciation, senior lien, Series A, ETM, zero cpn., 1/01/28  ...............  $      2,000,000   $       744,220
     Capital Appreciation, senior lien, Series A, Pre-Refunded, 7.15%, 1/01/14  ..........         5,500,000         6,070,075
     Refunding, 5.75%, 1/15/40  ..........................................................       395,510,000       380,421,293
     senior lien, Series A, 5.00%, 1/01/35  ..............................................        15,955,000        13,898,720
     senior lien, Series A, ETM, zero cpn., 1/01/25 ......................................        20,660,000         9,185,436
     senior lien, Series A, ETM, zero cpn., 1/01/26 ......................................        23,475,000         9,857,857
     senior lien, Series A, ETM, zero cpn., 1/01/27 ......................................        15,000,000         5,900,550
     senior lien, Series A, ETM, zero cpn., 1/01/29 ......................................        35,310,000        12,173,122
     senior lien, Series A, Pre-Refunded, 7.10%, 1/01/12 .................................         8,000,000         8,822,320
Fremont GO, Election of 2002, Fire Safety Project, Series B, FGIC Insured, 5.00%,
   8/01/34  ..............................................................................         7,235,000         7,171,694
Fremont USD Alameda County GO, Election 2002, Series B, FSA Insured, 5.00%, 8/01/28 ......        10,000,000        10,023,600
Glendale Community College District GO, FGIC Insured, zero cpn., 8/01/28  ................        15,000,000         5,348,250
Glendale USD, GO, Series G, FSA Insured, 5.00%, 9/01/29  .................................         8,440,000         8,601,795
Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue,
     Asset-Backed, Refunding, Series A, FGIC Insured, 5.00%, 6/01/45  ....................        20,000,000        18,275,600
     Asset-Backed, Senior Series A-1, 5.125%, 6/01/47 ....................................         5,000,000         3,973,500
     Asset-Backed, Senior Series A-1, 5.75%, 6/01/47 .....................................        77,500,000        68,533,250
     Enhanced, Asset-Backed, Refunding, Series A, 5.00%, 6/01/45 .........................        64,000,000        57,546,880
     Enhanced, Asset-Backed, Refunding, Series A, AMBAC Insured, 5.00%, 6/01/30  .........        34,150,000        33,080,422
     Enhanced, Asset-Backed, Refunding, Series A, Radian Insured, 5.00%, 6/01/45  ........        30,000,000        26,930,700
     Enhanced, Asset-Backed, Series A-3, Pre-Refunded, 5.50%, 6/01/33 ....................        15,000,000        16,486,350
     Enhanced, Asset-Backed, Series A-3, Pre-Refunded, 5.50%, 6/01/43 ....................        57,000,000        62,648,130
     Enhanced, Asset-Backed, Series B, Pre-Refunded, 5.625%, 6/01/38  ....................       138,000,000       152,484,480
     Series 2003 A-1, Pre-Refunded, 6.75%, 6/01/39  ......................................         5,290,000         6,124,815
Golden Valley USD, GO, Election of 2006, Series A, FSA Insured, 5.00%, 8/01/41  ..........         5,555,000         5,518,893
Hartnell Community College District GO, Election of 2002, Series A, MBIA Insured,
   Pre-Refunded, 5.00%, 8/01/27  .........................................................         5,020,000         5,539,369
Hawaiian Gardens RDA Tax Allocation, Project No. 1, ETM, 8.00%, 12/01/10  ................         2,360,000         2,561,827
Helix Water District COP, Installment Purchase, Series A, FSA Insured, 5.25%, 4/01/24  ...         8,925,000         9,073,423
Huntington Beach City and School District, Capital Appreciation, Election of 2002,
Series A,
   FGIC Insured, zero cpn., 8/01/28  .....................................................        10,005,000         3,154,276
Huntington Beach UHSD, GO, Election of 2004, FSA Insured, 5.00%,
     8/01/27 .............................................................................         3,530,000         3,624,075
     8/01/29 .............................................................................        11,000,000        11,178,090
Indio Water Authority Water Revenue, AMBAC Insured, 5.00%, 4/01/36  ......................        18,020,000        17,673,836
Inglewood USD, GO, Election of 1998, Series D, FSA Insured, 5.00%, 10/01/31  .............        17,210,000        17,304,655
Inland Empire Solid Waste Financing Authority Revenue, Landfill Improvement Financing
   Project, Series B, FSA Insured, ETM, 6.25%, 8/01/11  ..................................         3,715,000         3,901,642
Inland Empire Tobacco Securitization Authority Tobacco Settlement Revenue,
   Capital Appreciation, Series B, zero cpn. to 12/01/11, 5.75% thereafter, 6/01/26  .....        35,000,000        26,654,950
Intercommunity Hospital Financing Authority COP, Northbay Healthcare System, Refunding,
   ACA Insured, 5.25%, 11/01/19  .........................................................        10,550,000        10,325,812

                                                              Annual Report | 35

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND


                                                                                            PRINCIPAL AMOUNT       VALUE
                                                                                            ----------------   ---------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
CALIFORNIA (CONTINUED)
Irvine 1915 Act GO,
     AD No. 00-18, Group 4, 5.375%, 9/02/26  ............................................   $      2,500,000   $     2,312,825
     AD No. 03-19, Group 2, Refunding, 5.45%, 9/02/23  ..................................          2,000,000         1,917,400
     AD No. 03-19, Group 2, Refunding, 5.50%, 9/02/29  ..................................          4,295,000         4,013,248
Irvine USD Financing Authority Special Tax, Series A,
     5.00%, 9/01/26  ....................................................................          3,000,000         2,692,890
     5.125%, 9/01/36 ....................................................................         11,180,000         9,825,431
Kaweah Delta Health Care District GO, Election of 2003, MBIA Insured, 5.00%, 8/01/34 ....         16,500,000        16,474,920
Kern County Board of Education COP,
     Refunding, Series A, MBIA Insured, 5.20%, 5/01/28 ..................................          3,150,000         3,186,288
     Series A, MBIA Insured, Pre-Refunded, 5.20%, 5/01/28  ..............................          5,535,000         5,660,645
Kern High School District GO,
     Election of 1990, Series E, FGIC Insured, 5.125%, 8/01/33  .........................          5,275,000         5,175,566
     Election of 2004, Series B, FSA Insured, 5.00%, 8/01/30  ...........................         13,270,000        13,322,947
La Mirada SFMR, MBS, Series A, 7.65%, 4/01/24 ...........................................            115,000           118,916
La Palma Community Development Commission Tax Allocation, La Palma Community
   Development Project No. 1, Refunding, 6.10%, 6/01/22  ................................          2,355,000         2,361,994
La Quinta RDA Tax Allocation, Redevelopment Project Area No. 1, AMBAC Insured, 5.125%,
   9/01/32  .............................................................................         10,825,000        10,366,778
Laguna Beach USD, CFD Special Tax No. 98-1, 5.375%, 9/01/34  ............................          5,375,000         4,789,286
Lake Elsinore PFA Tax Allocation Revenue,
     Lake Elsinore Redevelopment Projects, Series A, FSA Insured, 5.80%, 9/01/25 ........          6,750,000         6,760,058
     Series A, 5.50%, 9/01/30  ..........................................................         15,550,000        15,371,486
Lancaster RDA, RMR, Los Angeles County, Series A, ETM, 10.125%, 9/01/16  ................              5,000             7,354
Lemon Grove CDA Tax Allocation, 1998 Refunding, 5.75%, 8/01/28 ..........................          8,115,000         8,235,832
Local Medical Facilities Financing Authority COP, Insured California Health Clinic
Project,
   California Mortgage Insured, 7.55%, 3/01/20  .........................................          1,505,000         1,508,462
Local Medical Facilities Financing Authority III COP, Insured California Health Clinic
Project,
   6.90%, 7/01/22  ......................................................................          1,270,000         1,272,172
Lodi Electric Systems Revenue COP, Capital Appreciation Bond, Series B, MBIA Insured,
   Pre-Refunded, zero cpn., 1/15/19  ....................................................          6,360,000         3,467,726
Loma Linda Hospital Revenue, Loma Linda University Medical Center, Series A, 5.00%,
   12/01/23  ............................................................................          9,200,000         8,493,164
Long Beach Bond Finance Authority Lease Revenue, Aquarium of The South Pacific,
   Refunding, AMBAC Insured, 5.00%, 11/01/26  ...........................................         20,000,000        19,068,200
Long Beach Bond Finance Authority Natural Gas Purchase Revenue, Series A,
     5.50%, 11/15/28 ....................................................................          8,000,000         7,387,120
     5.00%, 11/15/29 ....................................................................         17,465,000        14,912,840
     5.00%, 11/15/35 ....................................................................         69,800,000        57,892,120
     5.50%, 11/15/37 ....................................................................         35,000,000        31,264,800
Long Beach California Board Finance Authority Lease Revenue, Temple and Willow Facility,
   Refunding, Series B, MBIA Insured, 5.00%, 10/01/27 ...................................         14,935,000        15,123,330
Los Angeles Community College District GO,
     Election 2001, Series A, FGIC Insured, 5.00%, 8/01/32  .............................         15,000,000        15,010,050
     Series A, MBIA Insured, Pre-Refunded, 5.00%, 6/01/26  ..............................         69,275,000        74,884,889
Los Angeles COP, Department of Public Social Services, Series A, AMBAC Insured, 5.50%,
     8/01/24 ............................................................................          4,000,000         4,112,960
     8/01/31 ............................................................................          5,000,000         5,136,650

36 | Annual Report

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND


                                                                                            PRINCIPAL AMOUNT       VALUE
                                                                                            ----------------   ---------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
CALIFORNIA (CONTINUED)
Los Angeles County COP,
     Antelope Valley Courthouse, Series A, AMBAC Insured, Pre-Refunded, 5.25%, 11/01/33 ..  $      8,000,000   $     8,593,520
     Insured Health Clinic Program, Refunding, Series F, California Mortgage Insured,
     5.875%,
        1/01/21 ..........................................................................         7,520,000         7,612,571
     Series 1992, California Mortgage Insured, 6.625%, 7/01/22  ..........................           925,000           927,775
Los Angeles County Infrastructure and Economic Development Bank Revenue, County
   Department Public Social Services, AMBAC Insured, 5.00%, 9/01/35  .....................         7,765,000         7,673,295
Los Angeles County MTA Sales Tax Revenue,
     Proposition A, Senior Series A, FSA Insured, Pre-Refunded, 5.00%, 7/01/24 ...........         5,000,000         5,441,350
     Proposition A, Series C, AMBAC Insured, Pre-Refunded, 5.00%, 7/01/26  ...............            35,000            36,656
     Proposition C, Refunding, Series C, AMBAC Insured, 5.00%, 7/01/26 ...................        12,965,000        13,018,545
Los Angeles County Sanitation Districts Financing Authority Revenue, Capital Projects,
     District No. 14, Sub Series B, FGIC Insured, 5.00%, 10/01/30  .......................         7,000,000         6,606,110
     District No. 14, Sub Series B, FGIC Insured, 5.00%, 10/01/34  .......................        30,820,000        28,667,223
     Series A, MBIA Insured, 5.00%, 10/01/34  ............................................         7,110,000         6,886,817
Los Angeles CRDA,
     Financing Authority Revenue, Pooled Financing, Beacon Normandie, Series B, 6.625%,
     9/01/14 .............................................................................           665,000           666,230
     MFHR, Angelus Plaza Project, Refunding, Series A, 6.40%, 7/01/23  ...................         5,000,000         4,972,450
Los Angeles CRDA Tax Allocation, Series G, ETM, 6.75%, 7/01/10  ..........................         6,280,000         6,504,698
Los Angeles Department of Water and Power Waterworks Revenue, System,
     Sub Series A-1, AMBAC Insured, 5.00%, 7/01/36 .......................................        14,385,000        14,319,117
     Sub Series A-1, AMBAC Insured, 5.00%, 7/01/38 .......................................        30,000,000        29,583,300
     Sub Series A-1, AMBAC Insured, 5.00%, 7/01/40 .......................................        17,000,000        16,890,860
     Sub Series A-2, AMBAC Insured, 5.00%, 7/01/44 .......................................        50,000,000        48,850,500
Los Angeles Harbor Department Revenue, Refunding, Series A, AMBAC Insured, 5.00%,
   8/01/25  ..............................................................................        15,000,000        15,150,000
Los Angeles MFR, Housing, Refunding, Senior Series G, FSA Insured, 5.75%, 1/01/24  .......           275,000           275,355
Los Angeles USD,
     COP, Administration Building Project, Series B, AMBAC Insured, 5.00%,10/01/31 .......        28,210,000        27,978,678
     GO, Election of 2002, Series B, AMBAC Insured, 4.50%, 7/01/31  ......................        29,000,000        26,896,340
     GO, Election of 2004, Series F, FGIC Insured, 5.00%, 7/01/30  .......................        25,000,000        25,098,750
     GO, Election of 2004, Series G, AMBAC Insured, 5.00%, 7/01/30  ......................        13,815,000        13,823,151
     GO, Election of 2004, Series G, AMBAC Insured, 5.00%, 7/01/31  ......................         6,000,000         5,983,200
     GO, Election of 2004, Series H, FSA Insured, 5.00%, 7/01/32  ........................        33,575,000        33,844,607
     GO, Refunding, Series A-1, MBIA Insured, 4.50%, 1/01/28  ............................        40,000,000        37,956,000
     GO, Series A, MBIA Insured, Pre-Refunded, 5.00%, 1/01/28  ...........................       170,250,000       187,606,987
     GO, Series G, AMBAC Insured, 5.00%, 7/01/24  ........................................        16,770,000        17,190,088
     Series B, FGIC Insured, Pre-Refunded, 5.00%, 7/01/23  ...............................         5,000,000         5,089,700
Los Angeles Wastewater System Revenue,
     Refunding, Series A, FGIC Insured, 5.00%, 6/01/32  ..................................         6,000,000         5,925,000
     Refunding, Series A, FSA Insured, 4.875%, 6/01/29 ...................................        34,335,000        33,556,969
     Refunding, Series A, FSA Insured, 5.00%, 6/01/32 ....................................        17,500,000        17,546,200
     Series A, FGIC Insured, Pre-Refunded, 5.00%, 6/01/28 ................................         8,245,000         8,371,231
Los Angeles Water and Power Revenue,
     Power System, Refunding, Series A, MBIA Insured, 5.00%, 7/01/24 .....................         2,000,000         2,009,900
     Power System, Sub Series A-1, AMBAC Insured, 5.00%, 7/01/37 .........................        12,345,000        12,268,955

                                                              Annual Report | 37

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND


                                                                                            PRINCIPAL AMOUNT       VALUE
                                                                                            ----------------   ---------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
CALIFORNIA (CONTINUED)
Los Angeles Water and Power Revenue, (continued)
     Power System, Sub Series A-1, FSA Insured, 5.00%, 7/01/31  .........................   $     10,000,000   $    10,017,300
     Power Systems, Series B, FSA Insured, 5.00%, 7/01/28  ..............................         10,575,000        10,715,330
     Power Systems, Sub Series A-1, FSA Insured, 5.00%, 7/01/35  ........................         63,435,000        63,149,542
     Refunding, Series A, Sub Series A-2, 5.00%, 7/01/30  ...............................          7,000,000         6,962,270
     Series A, Sub Series A-2, MBIA Insured, 5.00%, 7/01/23  ............................          6,550,000         6,725,671
Lynwood PFA Tax Allocation, Project Area A, Refunding, Series A, FSA Insured, 5.90%,
  9/01/28  ..............................................................................          6,470,000         6,746,075
M-S-R Public Power Agency San Juan Project Revenue, Series E, MBIA Insured, 6.00%,
  7/01/22  ..............................................................................          6,330,000         6,578,896
Madera County COP, Valley Children's Hospital, MBIA Insured,
     5.00%, 3/15/23  ....................................................................          8,500,000         8,587,635
     5.75%, 3/15/28  ....................................................................         27,500,000        27,540,425
(a) Madera-Chowchilla Power Authority Hydroelectric Revenue, Refunding, 8.00%, 1/01/14 ..          1,315,000         1,319,971
Manhattan Beach COP, Metlox Public Improvements, 5.00%, 1/01/33  ........................          5,575,000         5,488,978
Manteca Financing Authority Sewer Revenue, Series A, MBIA Insured, 5.00%, 12/01/33  .....          3,340,000         3,311,142
Marysville Hospital Revenue, Fremont Rideout Health, Refunding, Series A, AMBAC
Insured,
  5.00%, 1/01/22  .......................................................................          5,000,000         5,072,850
Metropolitan Water District of Southern California Waterworks Revenue,
     Series A, 5.00%, 7/01/32  ..........................................................         35,000,000        35,410,900
     Series A, 5.00%, 7/01/37  ..........................................................         12,250,000        12,348,367
     Series B1, FGIC Insured, 5.00%, 10/01/33  ..........................................          5,000,000         5,021,450
Milpitas RDA Tax Allocation, Redevelopment Project Area No. 1, MBIA Insured, ETM,
     5.40%, 1/15/17  ....................................................................         12,155,000        13,330,875
     5.50%, 1/15/24  ....................................................................         11,790,000        13,137,479
Milpitas USD, FGIC Insured, Pre-Refunded, 5.875%, 9/01/24  ..............................         11,970,000        12,976,677
Modesto High School District Stanislaus County GO, Capital Appreciation, Series A,
     FGIC Insured, zero cpn.,
       8/01/21 ..........................................................................          9,660,000         4,823,141
       8/01/23 ..........................................................................         10,815,000         4,729,291
       5/01/27 ..........................................................................         12,770,000         4,282,292
Modesto Irrigation District COP, Refunding and Capital Improvements, Series B, 5.30%,
  7/01/22  ..............................................................................          4,015,000         4,023,110
Modesto PFA Lease Revenue, Capital Improvements and Refinancing Project,
     AMBAC Insured, Pre-Refunded, 5.125%, 9/01/33 .......................................          5,220,000         5,345,750
     Refunding, AMBAC Insured, 5.125%, 9/01/33  .........................................            315,000           315,652
Modesto Schools Infrastructure Financing Agency Special Tax, AMBAC Insured, 5.20%,
  9/01/37  ..............................................................................          4,315,000         4,317,114
Monterey peninsula Community College District GO, Series C, FSA Insured, 5.00%,8/01/34...         10,000,000         9,970,300
Moreno Valley USD, GO, Election of 2004, Series A, FSA Insured, zero cpn.,
     8/01/27 ............................................................................          6,315,000         2,323,794
     8/01/28 ............................................................................          6,625,000         2,287,613
Murrieta COP, Road Improvement Project, Pre-Refunded,, 6.00%, 4/01/27  ..................          8,600,000         8,686,000
Murrieta Valley USD,
     GO, FSA Insured, 4.50%, 9/01/28  ...................................................          5,300,000         4,943,151
     PFA, Special Tax Revenue, Series A, FGIC Insured, 5.00%, 9/01/37  ..................          6,975,000         6,575,612
Napa Housing Facility Revenue, Napa Park Apartments, Series A, GNMA Secured, 6.35%,
     6/20/35  ...........................................................................          5,085,000         5,091,763

38 | Annual Report

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND


                                                                                            PRINCIPAL AMOUNT       VALUE
                                                                                            ----------------   ---------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
CALIFORNIA (CONTINUED)
Natomas USD, GO, FGIC Insured, 5.00%, 8/01/31  ...........................................  $     16,635,000   $    16,588,422
Needles PFAR Tax Allocation, Redevelopment Project, Series A, 7.50%, 8/15/22  ............         1,440,000         1,445,731
New Haven USD, GO, Capital Appreciation, Series C, FGIC Insured, zero cpn., 8/01/23  .....        14,700,000         6,677,475
Norco RDA Tax Allocation, Area No. 1, Refunding, MBIA Insured, 5.125%, 3/01/30 ...........         8,515,000         8,442,622
Northern California Power Agency Multiple Capital Facilities Revenue, Refunding,
Series A,
   AMBAC Insured, 5.00%, 8/01/25 .........................................................        19,250,000        19,389,947
Northern California Public Power Agency Revenue, Hydroelectric Project No. 1, Refunding,
     Series A, MBIA Insured,
        5.125%, 7/01/23 ..................................................................         7,420,000         7,503,401
        5.00%, 7/01/28 ...................................................................        15,975,000        15,853,270
        5.20%, 7/01/32 ...................................................................        43,675,000        43,680,678
Oakland Revenue, 1800 Harrison Foundation,
     Series A, AMBAC Insured, Pre-Refunded, 6.00%, 1/01/29 ...............................        13,825,000        14,708,832
     Series B, AMBAC Insured, Pre-Refunded, 6.00%, 1/01/29 ...............................        13,470,000        14,331,137
Oceanside USD, GO, Election of 2000, Series D, FGIC Insured, 5.00%,
     8/01/29 .............................................................................         5,755,000         5,791,832
     8/01/33 .............................................................................         5,590,000         5,589,609
Orange County Airport Revenue, Refunding, MBIA Insured, 5.625%, 7/01/12  .................         5,000,000         5,084,100
Orange County CFD No. 2003-1 Special Tax, Ladera Ranch, Series A,
     5.50%, 8/15/24  .....................................................................         1,100,000         1,054,130
     5.60%, 8/15/28  .....................................................................         3,250,000         3,098,063
     5.625%, 8/15/34 .....................................................................         5,000,000         4,721,300
Orange County CFD No. 2004-1 Special Tax, Ladera Ranch, Series A,
     5.15%, 8/15/29  .....................................................................         6,405,000         5,718,320
     5.20%, 8/15/34  .....................................................................        11,000,000         9,722,130
Orange County Water District Revenue, COP, Series B, MBIA Insured, 5.00%, 8/15/28 ........        22,950,000        22,991,310
Orange County Water District Revenue COP, Series B, MBIA Insured,
     5.00%, 8/15/34  .....................................................................        19,435,000        19,125,983
     ETM, 5.00%, 8/15/34  ................................................................         4,140,000         4,151,302
Oxnard Harbor District Revenue, ACA Insured, 5.60%, 8/01/19  .............................        10,820,000        10,825,951
Palmdale CRDA Tax Allocation,
     Merged Project, sub. lien, AMBAC Insured, 5.50%, 12/01/29  ..........................         3,055,000         3,086,192
     Merged Redevelopment Project, Refunding, MBIA Insured, 5.00%, 9/01/34  ..............         6,980,000         6,987,538
Peralta Community College District GO, Election of 2000, Series C, MBIA Insured, 5.00%,
     8/01/31 .............................................................................         4,105,000         4,144,613
     8/01/34 .............................................................................         6,920,000         6,971,762
Perris PFAR Tax Allocation, Series A, 5.75%, 10/01/31  ...................................         5,000,000         5,139,550
Perris SFMR, Series A, GNMA Secured, ETM, zero cpn., 6/01/23  ............................        19,095,000         9,098,386
Perris Special Tax, CFD No. 91-1, 8.75%, 9/01/21  ........................................         5,210,000         5,265,226
Port Hueneme RDA Tax Allocation, R-76 Project, Refunding, 6.50%, 5/01/23  ................         2,485,000         2,491,685
Port of Oakland Revenue, Series L, FGIC Insured, 5.375%, 11/01/27  .......................         5,000,000         4,803,850
Porterville COP, Infrastructure Financing Project, AMBAC Insured,
     5.00%, 7/01/30  .....................................................................         7,420,000         7,282,656
     5.00%, 7/01/36  .....................................................................         6,535,000         6,313,921
     Pre-Refunded, 5.00%, 7/01/28  .......................................................        10,430,000        10,722,249
Poway COP, Royal Mobile Home Park Project, Refunding, FSA Insured,
     5.875%, 8/01/15 .....................................................................         6,250,000         6,315,813
     6.00%, 8/01/20  .....................................................................         5,400,000         5,451,840
     6.00%, 8/01/28  .....................................................................        15,000,000        15,126,150

                                                              Annual Report | 39

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND


                                                                                            PRINCIPAL AMOUNT       VALUE
                                                                                            ----------------   ---------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
CALIFORNIA (CONTINUED)
Poway USD, GO, MBIA Insured, 5.00%, 8/01/27 ..............................................  $      5,020,000   $     5,111,213
Ramona USD, COP, Convertible Capital Appreciation Bonds, Refunding, FGIC Insured,
   zero cpn. to 5/01/12, 5.00% thereafter, 5/01/32  ......................................         5,500,000         3,921,555
Rancho Mirage Joint Powers Financing Authority Revenue, Eisenhower Medical Center,
     Pre-Refunded, 5.625%, 7/01/34  ......................................................        10,000,000        11,416,900
     Series A, 5.00%, 7/01/47  ...........................................................        60,000,000        53,627,400
Rancho Water District Financing Authority Revenue, AMBAC Insured, ETM, zero cpn., ........
     8/15/16 .............................................................................         8,605,000         6,259,535
     8/15/17 .............................................................................        13,605,000         9,379,695
     8/15/18 .............................................................................        13,605,000         8,842,298
Redding California Electricity System Revenue COP, Series A, FGIC Insured, 5.00%,
   6/01/35  ..............................................................................        12,725,000        11,951,574
Redondo Beach PFAR, Wastewater System Financing Project, Series A, MBIA Insured, 5.00%,
   5/01/34  ..............................................................................         5,060,000         5,070,322
Rialto RDA Tax Allocation, Series A, 6.25%, 9/01/37  .....................................        13,525,000        14,113,067
Rialto USD, GO, Series A, FGIC Insured, zero cpn., 6/01/19  ..............................        13,985,000         8,120,670
Richmond Joint Powers Financing Authority Revenue, Lease, Series A, MBIA Insured,
     Pre-Refunded, 5.00%,
        2/01/26 ..........................................................................         6,500,000         7,010,640
        2/01/31 ..........................................................................         7,000,000         7,549,920
Rio Linda USD, GO, Election 2006, FSA Insured, 5.00%, 8/01/31  ...........................        10,000,000        10,058,600
Riverside County Asset Leasing Corp. Leasehold Revenue, Riverside County Hospital
Project,
     MBIA Insured, zero cpn., 6/01/23  ...................................................        14,160,000         6,340,848
     MBIA Insured, zero cpn., 6/01/24  ...................................................        13,005,000         5,428,287
     Series A, 6.50%, 6/01/12  ...........................................................        20,125,000        22,038,686
Riverside County COP, Capital Improvement, Family Law, Refunding, Series A, FGIC Insured,
     5.00%,
        11/01/30 .........................................................................         9,905,000         9,465,812
        11/01/36 .........................................................................         6,345,000         5,950,976
Riverside County Flood Control and Water Conservation District Elsinore Valley AD,Zone 3,
     7.875%,
        9/01/08 ..........................................................................           240,000           245,645
        9/01/09 ..........................................................................           260,000           278,647
        9/01/10 ..........................................................................           280,000           312,410
        9/01/11 ..........................................................................           305,000           352,001
        9/01/12 ..........................................................................           325,000           383,656
        9/01/13 ..........................................................................           350,000           424,106
        9/01/14 ..........................................................................           380,000           470,527
        9/01/15 ..........................................................................           410,000           516,108
        9/01/16 ..........................................................................           440,000           560,380
        9/01/17 ..........................................................................           475,000           605,692
Riverside County PFA, COP,
     5.75%, 5/15/19  .....................................................................         3,500,000         3,509,625
     5.80%, 5/15/29  .....................................................................        14,230,000        13,644,435
Riverside County PFA Tax Allocation Revenue, Redevelopment Projects, Refunding, Series A,
   XLCA Insured, 5.00%, 10/01/35  ........................................................        17,500,000        16,431,800
Riverside County RDA Tax Allocation, Jurupa Valley Project Area, AMBAC Insured,
Pre-Refunded,
     5.00%, 10/01/28 .....................................................................        14,035,000        15,459,412
     5.125%, 10/01/35 ....................................................................        17,035,000        18,834,748

40 | Annual Report

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND


                                                                                            PRINCIPAL AMOUNT       VALUE
                                                                                            ----------------   ---------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
CALIFORNIA (CONTINUED)
Riverside County SFMR, Capital Appreciation Mortgage,
     Series A, ETM, zero cpn., 9/01/14  ..................................................  $     20,220,000   $    16,177,011
     Series A, ETM, zero cpn., 11/01/20  .................................................        25,055,000        13,763,463
     Series B, ETM, zero cpn., 6/01/23  ..................................................        26,160,000        11,836,092
RNR School Financing Authority Special Tax, CFD No. 92-1, Series A, AMBAC Insured,
   5.00%, 9/01/36  .......................................................................        10,090,000         9,337,891
Rocklin USD, GO,
     Capital Appreciation, Series A, FGIC Insured, zero cpn., 9/01/08  ...................         3,660,000         3,627,938
     Capital Appreciation, Series A, FGIC Insured, zero cpn., 9/01/09  ...................         4,100,000         3,944,979
     Capital Appreciation, Series A, FGIC Insured, zero cpn., 9/01/10  ...................         4,595,000         4,263,471
     Capital Appreciation, Series A, FGIC Insured, zero cpn., 9/01/11  ...................         5,145,000         4,586,047
     Capital Appreciation, Series A, FGIC Insured, zero cpn., 9/01/12  ...................         5,760,000         4,891,450
     Capital Appreciation, Series A, FGIC Insured, zero cpn., 9/01/16  ...................        33,960,000        23,375,687
     Election of 2002, FGIC Insured, zero cpn., 8/01/25  .................................         8,160,000         3,096,965
     Election of 2002, FGIC Insured, zero cpn., 8/01/26  .................................         8,695,000         3,076,378
     Election of 2002, FGIC Insured, zero cpn., 8/01/27  .................................         9,080,000         3,001,576
     Election of 2002, FGIC Insured, zero cpn., 8/01/28  .................................        16,615,000         5,135,697
Roseville 1915 Act, North Roseville Rocklin District No. 88-3, Refunding, 8.25%,
     9/02/08 .............................................................................           130,000           132,083
     9/02/09 .............................................................................           110,000           114,859
Roseville City School District GO, Capital Appreciation, Series A, zero cpn.,
     8/01/11 .............................................................................         3,115,000         2,809,138
     8/01/17 .............................................................................        30,770,000        19,509,718
Roseville Electric System Revenue COP, FSA Insured, 5.00%,
     2/01/29 .............................................................................        10,000,000         9,935,300
     2/01/34 .............................................................................        17,000,000        16,589,280
Roseville Joint UHSD,
     Capital Appreciation, Series A, zero cpn., 8/01/10  .................................         1,820,000         1,699,680
     Capital Appreciation, Series A, zero cpn., 8/01/11  .................................         1,965,000         1,774,965
     Capital Appreciation, Series A, zero cpn., 8/01/17  .................................        18,155,000        11,497,925
     GO, Election of 2004, Series B, FGIC Insured, 5.00%, 8/01/30  .......................         8,375,000         8,329,859
Roseville Natural Gas Financing Authority Gas Revenue, 5.00%,
     2/15/26 .............................................................................         5,000,000         4,420,100
     2/15/28 .............................................................................         5,000,000         4,330,850
Sacramento Area Flood Control Agency Revenue, Consolidated, Capital Assessment District,
   Series A, FGIC Insured, 5.00%, 10/01/37 ...............................................         8,715,000         8,595,866
Sacramento City Financing Authority Revenue, Capital Improvement,
     AMBAC Insured, 5.00%, 12/01/33  .....................................................           485,000           473,995
     AMBAC Insured, Pre-Refunded, 5.00%, 12/01/33 ........................................         7,035,000         7,804,770
     Community Reinsurance Capital Program, Series A, AMBAC Insured, 5.00%, 12/01/31  ....        16,915,000        16,411,610
     Community Reinsurance Capital Program, Series A, AMBAC Insured, 5.00%, 12/01/36  ....        10,000,000         9,588,100
     Pre-Refunded, 5.625%, 6/01/30  ......................................................         6,000,000         6,489,780
     Series A, AMBAC Insured, Pre-Refunded, 5.00%, 12/01/32 ..............................        26,250,000        28,273,350
Sacramento City USD, GO, Election of 1999, Series B, FGIC Insured, 5.00%, 7/01/30 ........         5,250,000         5,271,525
Sacramento County Sanitation District Financing Authority Revenue,
     AMBAC Insured, Pre-Refunded, 5.625%, 12/01/30 .......................................         5,000,000         5,484,550
     Sacramento Regional County of Sanitation, FGIC Insured, 5.00%, 12/01/30  ............        10,000,000        10,006,000
     Sacramento Regional County of Sanitation, FGIC Insured, 5.00%, 12/01/36  ............        66,095,000        65,296,572

                                                              Annual Report | 41

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND


                                                                                            PRINCIPAL AMOUNT       VALUE
                                                                                            ----------------   ---------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
CALIFORNIA (CONTINUED)
Sacramento County Sanitation District Financing Authority Revenue, (continued)
     Sacramento Regional County Sanitation District, Series A, AMBAC Insured,
     Pre-Refunded,
        5.00%, 12/01/35  ................................................................   $     40,000,000   $    44,642,800
     Sanitation District 1, MBIA Insured, 5.00%, 8/01/30  ...............................         11,900,000        11,906,426
Sacramento MUD, Electric Revenue, sub. lien, Refunding, 8.00%, 11/15/10 .................         16,110,000        16,172,023
Sacramento MUD Electric Revenue,
     Refunding, Series T, FGIC Insured, 5.00%, 5/15/30  .................................          9,095,000         8,986,588
     Sacramento MUD, Series R, MBIA Insured, 5.00%, 8/15/33  ............................          4,500,000         4,461,390
     Series N, MBIA Insured, 5.00%, 8/15/28  ............................................         63,500,000        64,063,880
Sacramento USD, COP, Refunding, MBIA Insured, 5.00%, 3/01/31  ...........................          6,000,000         6,046,560
Saddleback Valley USD, GO,
     Election of 2004, Series A, MBIA Insured, 4.50%, 8/01/30  ..........................          5,250,000         4,671,818
     FSA Insured, 5.00%, 8/01/27  .......................................................          4,680,000         4,817,732
     FSA Insured, 5.00%, 8/01/29  .......................................................          4,335,000         4,417,062
Salida Area Public Facilities Financing Agency CFD, Special Tax, No. 1988-1, Refunding,
   FSA Insured, 5.25%, 9/01/28  .........................................................          6,800,000         6,936,000
San Bernardino County COP, Medical Center Financing Project,
     Refunding, 5.00%, 8/01/26  .........................................................         13,045,000        12,663,173
     Series A, MBIA Insured, 5.50%, 8/01/22  ............................................         40,830,000        40,919,009
San Bernardino County Housing Authority MFMR,
     Sequoia Plaza Mobil Home, GNMA Secured, 6.75%, 4/20/41  ............................          6,920,000         7,413,465
     Series A, GNMA Secured, 6.70%, 3/20/43  ............................................          3,345,000         3,604,438
San Bernardino Joint Powers Financing Authority Lease Revenue, City Hall Project,
Refunding,
   MBIA Insured, 5.70%, 1/01/23  ........................................................          6,315,000         6,391,980
San Carlos School District GO, Election of 2005, Series A, MBIA Insured, 5.00%,
     10/01/26 ...........................................................................          5,070,000         5,193,353
     10/01/30 ...........................................................................          9,820,000         9,860,458
San Diego County COP, MBIA Insured, 5.00%, 8/15/28  .....................................         24,000,000        24,046,320
San Diego County Water Authority Water Revenue COP, Series A,
     FSA Insured, 5.00%, 5/01/34  .......................................................        106,705,000       105,020,128
     MBIA Insured, 5.00%, 5/01/25  ......................................................         12,440,000        12,679,470
San Diego Public Facilities Financing Authority Sewer Revenue,
     Series A, FGIC Insured, 5.25%, 5/15/27  ............................................         21,750,000        21,920,302
     Series B, FGIC Insured, 5.25%, 5/15/22  ............................................          5,200,000         5,240,716
San Diego Public Facilities Financing Authority Water Revenue,
     MBIA Insured, 5.00%, 8/01/26  ......................................................         12,210,000        11,993,517
     Subordinated, Refunding, MBIA Insured, 5.00%, 8/01/32  .............................         20,000,000        18,556,000
San Diego RDA Tax Allocation, Horton Project, Refunding, Series A, FSA Insured, 6.00%,
   11/01/15  ............................................................................          5,000,000         5,061,600
San Diego USD, GO,
     Capital Appreciation Bond, Series A, FGIC Insured, zero cpn., 7/01/21  .............         12,160,000         6,176,915
     Capital Appreciation Bond, Series A, FGIC Insured, zero cpn., 7/01/22  .............          8,440,000         4,022,926
     Capital Appreciation Bond, Series A, FGIC Insured, zero cpn., 7/01/23  .............         11,120,000         4,957,518
     Election of 1998, Refunding, Series G-1, FSA Insured, 4.50%, 7/01/29  ..............          9,710,000         9,044,574
     Election of 1998, Series B, MBIA Insured, 5.00%, 7/01/25 ...........................          6,975,000         7,359,322
     Election of 1998, Series D, FGIC Insured, 5.00%, 7/01/27  ..........................         16,000,000        17,146,880
     Election of 1998, Series E, FSA Insured, 5.00%, 7/01/28  ...........................         10,000,000        10,792,000
     Series C, FSA Insured, 5.00%, 7/01/26  .............................................          6,490,000         7,027,048

42 | Annual Report

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND


                                                                                            PRINCIPAL AMOUNT       VALUE
                                                                                            ----------------   ---------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
CALIFORNIA (CONTINUED)
San Francisco BART District GO, Election of 2004, Series B, 5.00%,
     8/01/32 ............................................................................   $     28,000,000   $    28,226,520
     8/01/35 ............................................................................         15,000,000        15,076,800
San Francisco BART District Sales Tax Revenue,
     FGIC Insured, Pre-Refunded, 5.50%, 7/01/34  ........................................         11,790,000        12,419,822
     FSA Insured, 5.00%, 7/01/36  .......................................................          6,760,000         6,766,692
San Francisco City and County Airports Commission Airport Revenue, Refunding,
Series 28B,
   MBIA Insured, 5.00%, 5/01/27  ........................................................          5,050,000         5,066,413
San Francisco City and County Airports Commission International Airport Revenue,
     Issue 16A, Second Series, FSA Insured, 5.125%, 5/01/23 .............................         24,635,000        24,853,512
     Issue 32G, Refunding, Second Series, FGIC Insured, 4.50%, 5/01/28  .................          7,500,000         6,660,975
     Issue 32G, Refunding, Second Series, FGIC Insured, 4.50%, 5/01/32  .................          5,260,000         4,578,988
     Refunding, Second Series 28A, MBIA Insured, 5.125%, 5/01/32  .......................         26,290,000        23,874,475
     Second Series, Issue 23B, FGIIC Insured, Pre-Refunded, 5.125%, 5/01/30  ............         10,000,000        10,431,500
San Francisco City and County COP, 30 Van Ness Avenue Property, Series A, MBIA Insured,
   5.00%, 9/01/31  ......................................................................          5,805,000         5,328,758
San Francisco City and County RDA,
     Hotel Tax Revenue, FSA Insured, 6.75%, 7/01/25 .....................................            315,000           315,977
     Lease Revenue, George R. Moscone Center, Capital Appreciation, zero cpn., 7/01/08 ..          7,785,000         7,748,099
San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
     Capital Appreciation, Refunding, Series A, 5.60%, 1/15/16  .........................         19,500,000        19,830,135
     Capital Appreciation, Refunding, Series A, 5.65%, 1/15/17  .........................         17,000,000        17,190,230
     Capital Appreciation, Refunding, Series A, 5.70%, 1/15/19  .........................         57,000,000        57,172,140
     Capital Appreciation, Refunding, Series A, 5.75%, 1/15/23  .........................         80,000,000        78,125,600
     Capital Appreciation, Refunding, Series A, 5.75%, 1/15/24  .........................         80,000,000        77,415,200
     Refunding, Series A, 5.50%, 1/15/28  ...............................................        247,300,000       226,380,893
     Refunding, Series A, MBIA Insured, 5.375%, 1/15/29 .................................         85,500,000        86,164,335
     Refunding, Series A, MBIA Insured, 5.25%, 1/15/30 ..................................         21,200,000        21,451,008
     senior lien, 5.00%, 1/01/33  .......................................................         82,040,000        72,100,034
     senior lien, ETM, zero cpn., 1/01/25  ..............................................          5,700,000         2,534,220
     senior lien, ETM, zero cpn., 1/01/28  ..............................................         33,545,000        12,482,430
     senior lien, ETM, zero cpn., 1/01/29  ..............................................         37,050,000        12,772,987
     senior lien, Refunding, Series A, 5.65%, 1/15/18  ..................................         60,000,000        60,406,800
     senior lien, Refunding, Series A, 5.70%, 1/15/20  ..................................         80,000,000        79,720,800
     senior lien, Refunding, Series A, 5.75%, 1/15/22  ..................................         90,000,000        88,313,400
San Jose Airport Revenue,
     Refunding, Series A, FGIC Insured, 5.00%, 3/01/31  .................................         11,000,000        10,607,080
     Refunding, Series B, AMBAC Insured, 5.00%, 3/01/37  ................................         65,000,000        61,760,400
     Series D, MBIA Insured, 5.00%, 3/01/28  ............................................         10,000,000         9,741,200
San Jose Financing Authority Lease Revenue,
     Civic Center Project, Refunding, Series A, AMBAC Insured, 5.00%, 6/01/39  ..........         20,885,000        20,117,894
     Civic Center Project, Series B, AMBAC Insured, 5.00%, 6/01/27  .....................         46,400,000        46,812,960
     Refunding, Series F, MBIA Insured, 5.00%, 9/01/21  .................................         14,045,000        14,348,793
     Refunding, Series F, MBIA Insured, 5.00%, 9/01/22  .................................         14,730,000        14,997,202
San Jose Financing Authority Revenue, Fourth and San Fernando Parking Facility, Series A,
   AMBAC Insured, 5.00%, 9/01/24 ........................................................          5,000,000         5,065,400

                                                              Annual Report | 43

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

                                                                                           PRINCIPAL AMMOUNT           VALUE
                                                                                           -----------------    ------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
CALIFORNIA (CONTINUED)
San Jose GO,
     Libraries and Parks, MBIA Insured, 5.00%, 9/01/36 .................................   $      35,150,000    $       34,989,716
     Libraries Parks and Public Safety Projects, 5.00%, 9/01/28 ........................          11,600,000            11,755,092
     Libraries Parks and Public Safety Projects, MBIA Insured, 5.00%, 9/01/34 ..........          15,820,000            15,878,850
San Jose RDA, MFHR, Miraido Village, Series A, GNMA Secured, 5.75%, 7/20/38 ............           7,110,000             7,111,066
San Jose RDA Tax Allocation,
     Housing Set-Aside Merged Area, Series E, MBIA Insured, 5.85%, 8/01/27 .............           7,325,000             7,470,694
     Merged Area Redevelopment Project, AMBAC Insured, Pre-Refunded, 5.00%, 8/01/31 ....           2,000,000             2,041,640
     Merged Area Redevelopment Project, Pre-Refunded, 5.25%, 8/01/29 ...................           9,860,000            10,169,703
     Merged Area Redevelopment Project, Refunding, MBIA Insured, 5.625%, 8/01/28 .......           2,030,000             2,068,895
     Merged Area Redevelopment Project, Series B, XLCA Insured, 5.00%, 8/01/32 .........          13,395,000            12,525,397
San Jose USD, COP, Refunding, FSA Insured, zero cpn.,
     1/01/27 ...........................................................................           7,105,000             2,564,976
     1/01/29 ...........................................................................           7,105,000             2,259,319
San Jose USD Santa Clara County GO, Series A, FSA Insured, 5.00%,
     8/01/24 ...........................................................................           9,200,000             9,476,920
     8/01/27 ...........................................................................           9,150,000             9,378,109
San Juan Basin Authority Lease Revenue, AMBAC Insured, 5.00%, 12/01/34 .................           4,000,000             3,970,600
San Juan USD, GO, Election of 1998, Series B, MBIA Insured, zero cpn.,
     8/01/26 ...........................................................................          15,825,000             6,264,168
     8/01/27 ...........................................................................          18,605,000             6,506,913
     8/01/28 ...........................................................................          19,470,000             6,385,771
San Marcos PFAR, Series A, ETM, 6.25%, 9/02/22 .........................................          15,000,000            17,431,650
San Marcos Public Facilities Authority Revenue,
     Refunding, 5.80%, 9/01/18                                                                     4,745,000             4,827,183
     Senior Tax Increment Project Area 3, Series A, MBIA Insured, Pre-Refunded, 5.75%,
        10/01/29 .......................................................................           5,340,000             5,896,054
     Senior Tax Increment Project Area 3, Series A, MBIA Insured, Pre-Refunded, 5.80%,
        10/01/30 .......................................................................           8,035,000             8,580,175
San Mateo County Joint Powers Authority Lease Revenue, Capital Projects, Refunding,
    Series A, FSA Insured, 5.00%, 7/15/29 ..............................................          13,000,000            13,136,110
San Mateo Flood Control District COP, Colma Creek Flood Control Zone, AMBAC Insured,
     5.00%, 8/01/39 ....................................................................           6,555,000             6,412,429
San Mateo RDA Tax Allocation, Pre-Refunded, 5.60%, 8/01/25 .............................          10,185,000            11,186,797
San Mateo UHSD,
     COP, Phase I Projects, Capital Appreciation, Series B, zero cpn. to 12/14/19,
        5.00% thereafter, 12/15/43 .....................................................          11,535,000             5,150,724
     GO, Capital Appreciation, Election of 2000, Series B, FGIC Insured, zero cpn.,
     9/01/22 ...........................................................................           5,000,000             2,362,700
     GO, Election of 2000, Series A, FGIC Insured, Pre-Refunded, 5.00%, 9/01/25 ........          13,865,000            14,991,254
San Ramon PFA Tax Allocation Revenue, MBIA Insured, 5.30%, 2/01/28 .....................          18,360,000            18,655,596
San Ramon Valley Fire Protection District COP, XLCA Insured, 5.00%, 8/01/36 ............           5,655,000             5,336,115
San Ramon Valley USD, GO, Election of 2002,
     FSA Insured, 5.00%, 8/01/26 .......................................................           2,800,000             2,813,664
     FSA Insured, 5.40%, 3/01/28 .......................................................          27,410,000            28,355,371
     FSA Insured, 5.00%, 8/01/29 .......................................................          16,505,000            16,396,892
     MBIA Insured, 5.00%, 8/01/25 ......................................................          14,215,000            14,485,511
     MBIA Insured, 5.00%, 8/01/28 ......................................................          14,770,000            14,809,140
     MBIA Insured, 5.00%, 8/01/31 ......................................................          14,795,000            14,653,264

 44 | Annual Report

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

                                                                                           PRINCIPAL AMMOUNT           VALUE
                                                                                           -----------------    ------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
CALIFORNIA (CONTINUED)

Sanger USD, GO, Election of 2006, Series A, FSA Insured, 5.00%, 8/01/27 ................   $       6,000,000    $        6,116,040
(a) Santa Barbara Housing Authority Revenue, Refunding and Acquisition,
  6.25%, 11/15/20 ......................................................................           4,605,000             4,274,637
Santa Clara Housing Authority MFHR, Elena Gardens Apartments Project, Series A,
  GNMA Secured, 6.40%, 6/20/35 .........................................................           5,460,000             5,468,408
Santa Clara USD, COP, 5.375%, 7/01/31 ..................................................           7,575,000             7,690,519
Santa Clarita Community College District GO, Election of 2006, MBIA Insured, 5.00%,
  8/01/32 ..............................................................................           9,765,000             9,379,282
Santa Cruz City Elementary School District GO, MBIA Insured, 5.00%, 8/01/29 ............           5,625,000             5,676,131
Santa Cruz City High School District GO, MBIA Insured, 5.00%, 8/01/29 ..................          11,535,000            11,604,556
Santa Margarita Water District Special Tax, Community Facilities District No. 99-1,
  Pre-Refunded, 6.00%, 9/01/30 .........................................................           9,000,000            10,343,880
Santa Maria Bonita School District COP, MBIA Insured, 7.00%, 3/01/16 ...................             410,000               410,836
Santa Maria Water and Wastewater Revenue, COP, Series A, AMBAC Insured, 5.55%,
  8/01/27 ..............................................................................          21,000,000            21,821,100
Santa Monica RDA Tax Allocation, Earthquake Recovery Redevelopment Project,
  AMBAC Insured, Pre-Refunded, 6.00%, 7/01/29 ..........................................          13,110,000            13,890,569
Saugus USD, GO, Series B, FSA Insured, Pre-Refunded, 5.00%, 8/01/29 ....................           5,000,000             5,576,600
Shafter Joint Powers Financing Authority Lease Revenue, Community Correctional Facility
     Project, Series A,
        5.95%, 1/01/11 .................................................................           1,195,000             1,203,939
        6.05%, 1/01/17 .................................................................           5,135,000             5,173,872
Simi Valley USD, GO, Election 2004, Series A, MBIA Insured, Pre-Refunded,
  5.00%, 8/01/26 .......................................................................           6,000,000             6,664,800
Snowline Joint USD, CFD Special Tax, No. 2002-1, Series A,
     5.30%, 9/01/29 ....................................................................           1,615,000             1,409,362
     5.40%, 9/01/34 ....................................................................           2,000,000             1,737,440
Solano County COP, GO, MBIA Insured, Pre-Refunded, 5.00%, 11/01/32 .....................          24,665,000            26,991,896
Sonoma County Water Agency Water Revenue, Series A, FSA Insured, 5.00%, 7/01/36 ........           5,600,000             5,607,056
South Gate Utility Authority Revenue, Water and Sewer Systems Project, FGIC Insured,
  5.00%, 10/01/32 ......................................................................           6,475,000             6,006,922
Southern California Public Power Authority Natural Gas Project Revenue, Project No. 1,
  Series A, 5.00%, 11/01/33 ............................................................          17,500,000            15,843,275
Southern California Public Power Authority Power Project Revenue,
     6.75%, 7/01/13 ....................................................................          10,000,000            11,549,300
     Series A, AMBAC Insured, ETM, zero cpn., 7/01/11 ..................................          12,000,000            10,947,240
     Series A, AMBAC Insured, ETM, zero cpn., 7/01/12 ..................................          16,890,000            14,766,927
     Series A, AMBAC Insured, ETM, zero cpn., 7/01/13 ..................................          16,000,000            13,448,480
Southern California Public Power Authority Project Revenue, Magnolia Power Project,
Series A,
  AMBAC Insured, Pre-Refunded, 5.00%, 7/01/36 ..........................................          15,800,000            17,410,810
Southern California Public Power Authority Transmission Project Revenue, Southern
  Transmission Project, 6.125%, 7/01/18 ................................................           1,135,000             1,137,985
Standard Elementary School District GO, Election of 2006, Series A, AMBAC Insured,
  5.00%,
  11/01/30 .............................................................................           5,000,000             4,939,800
Stockton COP, Essential Services Building Parking Facility, Pre-Refunded,
     5.875%, 8/01/23 ...................................................................           2,295,000             2,433,848
     6.00%, 8/01/31 ....................................................................           6,585,000             6,994,126
Stockton East Water District COP, 1990 Project, Series B, zero cpn., 4/01/16 ...........         103,885,000            70,988,776
Stockton Revenue, O'Connor Woods Housing Corp., Series A, 6.35%, 11/01/31 ..............           9,110,000             8,786,322

                                                               Annual Report |45

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

                                                                                           PRINCIPAL AMMOUNT           VALUE
                                                                                           -----------------    ------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
CALIFORNIA (CONTINUED)

Stockton Revenue COP, Wastewater System Project, Refunding, Series A, MBIA Insured,
  5.20%, 9/01/29 .......................................................................   $      19,160,000    $       19,453,723
Stockton USD, GO,

     Election of 2000, Series 2004, MBIA Insured, 5.00%, 1/01/27 .......................           5,030,000             5,069,737
     MBIA Insured, 5.00%, 1/01/28 ......................................................           5,335,000             5,365,890
Suisun City PFA Tax Allocation Revenue, Capital Appreciation Redevelopment Project,
  Series A, zero cpn., 10/01/28 ........................................................          17,855,000             5,347,751
Sweetwater Unified High School District GO, Election of 2006, Series A, FSA Insured,
  5.625%, 8/01/47 ......................................................................          10,000,000            10,465,800
Tahoe Forest Hospital District Revenue, Series A,
     5.90%, 7/01/29 ....................................................................           1,635,000             1,543,293
     Pre-Refunded, 5.90%, 7/01/29 ......................................................           6,355,000             6,771,253
Thousand Oaks SFHMR, Capital Appreciation, Mortgage-Backed Securities Program, Refunding,
  Series A, GNMA Secured, zero cpn., 9/01/23 ...........................................              16,000                62,831
Tobacco Securitization Authority Northern California Tobacco Settlement Revenue,
  Asset-Backed Bonds, Series B, Pre-Refunded, 5.00%, 6/01/28 ...........................          17,390,000            18,702,945
Tobacco Securitization Authority Southern California Tobacco Settlement Revenue,
     Asset-Backed Bonds,
        Senior Series A, Pre-Refunded, 5.50%, 6/01/36 ..................................          80,500,000            88,844,630
        Senior Series A, Pre-Refunded, 5.625%, 6/01/43 .................................         123,165,000           136,532,097
        Sub Series B, Pre-Refunded, 6.00%, 6/01/43 .....................................          48,435,000            54,399,770
Tobacco Securitization Authority Tobacco Settlement Revenue, Series A, Pre-Refunded,
     5.25%, 6/01/31 ....................................................................           6,800,000             7,364,740
     5.375%, 6/01/41 ...................................................................          30,250,000            32,876,607
Torrance Hospital Revenue, Torrance Memorial Medical Center, Series A, 5.50%, 6/01/31 ..           4,385,000             4,418,633
Trabuco Canyon PFA, Special Tax Revenue, Refunding,
     Series A, FSA Insured, 6.00%, 10/01/10 ............................................          10,750,000            11,288,897
     Series A, FSA Insured, 6.10%, 10/01/15 ............................................          13,220,000            14,805,475
     Series C, FSA Insured, 6.00%, 7/01/12 .............................................           2,600,000             2,786,030
     Series C, FSA Insured, 6.10%, 7/01/19 .............................................           5,215,000             6,156,620
Tracy COP, I-205 Corridor Improvement and Refinancing Project, AMBAC Insured, 5.125%,
  10/01/27 .............................................................................           5,000,000             5,067,050
Tulare Sewer Revenue, XLCA Insured, 5.00%, 11/15/41 ....................................          13,000,000            11,314,030
Tustin CFD No. 04-01 Special Tax, John Laing Homes,
     5.375%, 9/01/29 ...................................................................           1,000,000               922,890
     5.50%, 9/01/34 ....................................................................           1,500,000             1,378,875
Tustin USD, Special Tax, CFD No. 97-1, Pre-Refunded, 6.375%, 9/01/35 ...................           8,645,000             8,979,475
Union City CRDA Tax Allocation Revenue, Community Redevelopment Project, AMBAC Insured,
  Pre-Refunded, 5.75%, 10/01/33 ........................................................           4,830,000             5,136,319
University of California Regents Medical Center Pooled Revenue, Series A, MBIA Insured,
  4.50%, 5/15/47 .......................................................................          66,335,000            58,635,497
University of California Regents Revenue, Series A, MBIA Insured, 4.50%, 5/15/37 .......          36,715,000            33,053,413
University of California Revenues,
     General, Refunding, Series J, FSA Insured, 4.50%, 5/15/35 .........................          35,000,000            31,734,150
     Limited Project, Series B, FSA Insured, 5.00%, 5/15/33 ............................          15,000,000            15,030,450
     Limited Project, Series D, FGIC Insured, 5.00%, 5/15/37 ...........................          10,000,000             9,863,500
     Limited Project, Series D, FGIC Insured, 5.00%, 5/15/41 ...........................          22,500,000            22,176,225
     Multiple Purpose Projects, Series O, FGIC Insured, Pre-Refunded, 5.00%, 9/01/23 ...           9,200,000             9,872,980
     Multiple Purpose Projects, Series O, FGIC Insured, Pre-Refunded, 5.00%, 9/01/26 ...          13,430,000            14,412,404

46 | Annual Report

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

                                                                                              PRINCIPAL AMMOUNT          VALUE
                                                                                              -----------------   ------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
CALIFORNIA (CONTINUED)
University of California Revenues, (continued)
     Research Facilities, Series E, AMBAC Insured, Pre-Refunded, 5.00%, 9/01/31 ............  $       5,000,000   $        5,261,250
     Series O, FGIC Insured, Pre-Refunded, 5.25%, 9/01/34 ..................................         61,235,000           66,071,953
     UCLA Medical Center, Series A, AMBAC Insured, 5.00%, 5/15/34 ..........................          3,710,000            3,672,418
     UCLA Medical Center, Series A, AMBAC Insured, Pre-Refunded, 5.00%, 5/15/34 ............          6,290,000            6,895,916
Upland COP, San Antonio Community Hospital, Refunding, 5.70%, 1/01/11 ......................          8,635,000            8,868,577
Vacaville PFAR, Local Agency, 8.65%, 9/02/18 ...............................................          4,385,000            4,160,620
Vacaville USD, GO, Election of 2001, AMBAC Insured, 5.00%, 8/01/32 .........................         12,790,000           12,542,130
Vallejo PFA Local Agency Revenue, Hiddenbrooke Improvement District, Series A, 5.80%,
  9/01/31 ..................................................................................          4,605,000            4,478,409
Vallejo RDA Tax Allocation, Waterfront Redevelopment Project, 7.90%, 5/01/19 ...............          2,115,000            2,123,777
Vista Community Development Commission Tax Allocation Revenue, Vista Redevelopment
  Project Area, 5.875%, 9/01/37 ............................................................          5,000,000            5,110,500
Vista USD, GO,
     Election of 2002, Series C, FSA Insured, 5.00%, 8/01/28 ...............................          4,370,000            4,415,142
     Series B, FGIC Insured, 5.00%, 8/01/28 ................................................          6,000,000            6,024,660
Washington Township Health Care District Revenue, Refunding,
     5.25%, 7/01/29 ........................................................................          6,500,000            6,417,515
     Series A, 5.00%, 7/01/37 ..............................................................          7,000,000            6,379,870
West Contra Costa USD, GO,
     Election of 2002, Series C, FGIC Insured, 5.00%, 8/01/34 ..............................         11,605,000           11,587,360
     Series A, FSA Insured, 5.00%, 8/01/35 .................................................         32,000,000           32,036,800
West Covina PFA Lease Revenue, Big League Dreams Project, Series A, 5.00%,
     6/01/30 ...............................................................................          4,200,000            3,796,548
     6/01/36 ...............................................................................          5,045,000            4,493,481
West Hollywood COP, Refunding, MBIA Insured, 5.00%, 2/01/25 ................................          6,250,000            6,379,375
West Sacramento Financing Authority Special Tax Revenue, Series A, XLCA Insured, 5.00%,
   9/01/34 .................................................................................          5,000,000            4,657,950
Westlands Water District Revenue COP,
     MBIA Insured, 5.00%, 9/01/26 ..........................................................         13,150,000           13,211,279
     MBIA Insured, 5.00%, 9/01/34 ..........................................................         13,500,000           13,304,655
     Series A, MBIA Insured, 5.00%, 9/01/30 ................................................          6,250,000            6,175,000
     Series A, MBIA Insured, 5.00%, 9/01/31 ................................................          7,490,000            7,367,838
     Series A, MBIA Insured, 5.00%, 9/01/35 ................................................          6,910,000            6,728,682
Whittier Health Facility Revenue, Presbyterian Intercommunity Hospital, Pre-Refunded,
     5.60%, 6/01/22 ........................................................................         14,285,000           15,948,488
     5.75%, 6/01/31 ........................................................................         28,000,000           31,424,400
William S. Hart UHSD, GO, Series A, MBIA Insured, 5.00%, 9/01/27 ...........................          8,685,000            8,845,238
Yuba Community College District GO,
     Capital Appreciation, Election of 2006, Series B, AMBAC Insured, zero cpn., 8/01/39....          7,075,000            1,016,536
     Election of 2006, Series A, AMBAC Insured, 5.00%, 8/01/46 .............................         24,080,000           22,379,470
Yucaipa Valley Water District Water System Revenue COP, Series A, MBIA Insured, 5.00%,
     9/01/29 ...............................................................................         10,100,000           10,182,214
     9/01/34 ...............................................................................         12,765,000           12,792,189
                                                                                                                  ------------------
                                                                                                                      12,579,632,175
                                                                                                                  ------------------

                                                               Annual Report |47

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

                                                                                           PRINCIPAL AMMOUNT           VALUE
                                                                                           -----------------    ------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
U.S. TERRITORIES 8.0%
PUERTO RICO 7.9%
Children's Trust Fund Puerto Rico Tobacco Settlement Revenue, Asset-Backed Bonds,
     Refunding,
        5.50%, 5/15/39 .................................................................   $       7,210,000    $        6,909,487
        5.625%, 5/15/43 ................................................................          25,500,000            24,427,470
Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, Senior Lien, Series A,
  6.00%, 7/01/44 .......................................................................          10,500,000            10,748,955
Puerto Rico Commonwealth GO,
     Public Improvement, Refunding, Series B, 5.25%, 7/01/32 ...........................           7,505,000             7,215,907
     Public Improvement, Series A, 5.125%, 7/01/31 .....................................          95,185,000            90,286,780
     Public Improvement, Series A, Pre-Refunded, 5.00%, 7/01/27 ........................          26,750,000            29,043,813
     Public Improvement, Series A, Pre-Refunded, 5.125%, 7/01/31 .......................          47,740,000            51,620,307
     Public Improvement, Series B, 5.00%, 7/01/35 ......................................          13,800,000            12,494,106
     Public Improvement, Series B, Pre-Refunded, 5.25%, 7/01/32 ........................          12,495,000            14,153,711
     Public Improvement, Series B, Pre-Refunded, 5.00%, 7/01/35 ........................          21,200,000            23,636,092
     Series A, 5.25%, 7/01/32 ..........................................................          10,000,000             9,614,800
     Series A, 5.25%, 7/01/33 ..........................................................          26,050,000            24,959,026
Puerto Rico Commonwealth Highway and Transportation Authority Highway Revenue, Series Y,
  Pre-Refunded, 5.00%, 7/01/36 .........................................................          63,000,000            70,239,330
Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
     Refunding, Series A, MBIA Insured, 5.00%, 7/01/38 .................................           5,800,000             5,632,264
     Series A, MBIA Insured, Pre-Refunded, 5.00%, 7/01/38 ..............................         111,175,000           113,169,480
     Series B, Pre-Refunded, 6.00%, 7/01/31 ............................................          13,000,000            14,097,590
     Series B, Pre-Refunded, 6.00%, 7/01/39 ............................................          13,200,000            14,314,476
     Series D, Pre-Refunded, 5.375%, 7/01/36 ...........................................          45,000,000            49,434,750
     Series D, Pre-Refunded, 5.75%, 7/01/41 ............................................          20,000,000            22,268,400
     Series K, Pre-Refunded, 5.00%, 7/01/40 ............................................          30,000,000            33,322,200
     Series K, Pre-Refunded, 5.00%, 7/01/45 ............................................          30,000,000            33,322,200
Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, 5.00%,
  7/01/46 ..............................................................................          20,000,000            18,137,800
Puerto Rico Convention Center District Authority Hotel Occupancy Tax Revenue, Series A,
     AMBAC Insured, 5.00%, 7/01/31 .....................................................          14,000,000            13,405,280
     FGIC Insured, 5.00%, 7/01/24 ......................................................           6,505,000             6,208,502
Puerto Rico Electric Power Authority Power Revenue,
     Series DD, MBIA Insured, Pre-Refunded, 5.00%, 7/01/28 .............................          23,250,000            23,785,680
     Series II, Pre-Refunded, 5.25%, 7/01/31 ...........................................          48,000,000            53,120,160
Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
  Revenue, Cogeneration Facility, AES Puerto Rico Project, 6.625%, 6/01/26 .............           6,800,000             7,085,668
Puerto Rico PBA Guaranteed Revenue,
     Government Facilities, Refunding, Series D, 5.375%, 7/01/33 .......................          26,510,000            26,200,894
     Government Facilities, Series D, Pre-Refunded, 5.375%, 7/01/33 ....................          73,490,000            79,661,690
     Refunding, 5.00%, 7/01/37 .........................................................          50,000,000            45,161,500
Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Series E,
  Pre-Refunded, 5.50%, 8/01/29 .........................................................         139,995,000           152,209,501

48 | Annual Report

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

                                                                                           PRINCIPAL AMMOUNT           VALUE
                                                                                           -----------------    ------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
U. S. TERRITORIES (CONTINUED)
PUERTO RICO (CONTINUED)
University of Puerto Rico Revenues, University System, Refunding, Series
P, 5.00%,
     6/01/25 ...........................................................................   $      10,000,000    $        9,696,800
     6/01/30 ...........................................................................           7,000,000             6,549,130
                                                                                                                ------------------
                                                                                                                     1,102,133,749
                                                                                                                ------------------

VIRGIN ISLANDS 0.1%
Virgin Islands PFAR, senior lien,
     Fund Loan Notes, Refunding, Series A, 5.50%, 10/01/22 .............................           7,000,000             7,038,780
     Refunding, Series A, 5.50%, 10/01/14. .............................................           3,865,000             3,926,608
                                                                                                                ------------------
                                                                                                                        10,965,388
                                                                                                                ------------------

TOTAL U.S. TERRITORIES. ................................................................                             1,113,099,137
                                                                                                                ------------------
TOTAL LONG TERM INVESTMENTS (COST $ 13,527,708,162) ....................................                            13,692,731,312
                                                                                                                ------------------

SHORT TERM INVESTMENTS 0.4%
MUNICIPAL BONDS 0.4%
CALIFORNIA 0.4%

(b) Bay Area Toll Authority Toll Bridge Revenue, San Francisco Bay Area,
  Series B-2,
  XLCA Insured, Weekly VRDN and Put, 9.00%, 4/01/45 ....................................           7,500,000             7,500,000
(b) California Infrastructure and Economic Development Bank Insured
  Revenue, Rand Corp.,
  Series B, AMBAC Insured, Daily VRDN and Put, 1.75%, 4/01/42 ..........................             100,000               100,000
(b) Los Angeles Wastewater System Revenue, Refunding, Sub Series D, XLCA
  Insured, Weekly VRDN and Put, 8.00%, 6/01/28 .........................................          41,450,000            41,450,000
(b) Richmond Wastewater Revenue, Refunding, Series B, AMBAC Insured, Weekly
  VRDN and Put, 8.00%, 8/01/37 .........................................................           1,400,000             1,400,000
(b) Westminster RDA Tax Allocation Revenue, Commercial Redevelopment
  Project No. 1, Refunding, AMBAC Insured, Weekly VRDN and Put, 10.00%, 8/01/27 ........             200,000               200,000
                                                                                                                ------------------

TOTAL SHORT TERM INVESTMENTS (COST $ 50,645,658) .......................................                                50,650,000
                                                                                                                ------------------
TOTAL INVESTMENTS (COST $13,578,353,820) 98.6% .........................................                            13,743,381,312
OTHER ASSETS, LESS LIABILITIES 1.4% ....................................................                               194,509,848
                                                                                                                ------------------
NET ASSETS 100.0% ......................................................................                        $   13,937,891,160
                                                                                                                ==================

See Selected Portfolio Abbreviations on next page.

(a) Security has been deemed illiquid because it may not be able to be sold within seven days. At March 31, 2008, the aggregate value of these securities was $5,594,608, representing 0.04%of net assets.

(b) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

                                 Annual Report |
The accompanying notes are an integral part of these financial statements. | 49

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS, MARCH 31, 2008

SELECTED PORTFOLIO ABBREVIATIONS

1915 ACT   -   Improvement Bond Act of 1915
ABAG       -   The Association of Bay Area Governments
ACA        -   American Capital Access Holdings Inc.
AD         -   Assessment District
AMBAC      -   American Municipal Bond Assurance Corp.
BART       -   Bay Area Rapid Transit
CDA        -   Community Development Authority/Agency
CFD        -   Community Facilities District
CHFCLP     -   California Health Facilities Construction Loan Program
COP        -   Certificate of Participation
CRDA       -   Community Redevelopment Authority/Agency
CSAC       -   County Supervisors Association of California
ETM        -   Escrow to Maturity
FGIC       -   Financial Guaranty Insurance Co.
FSA        -   Financial Security Assurance Inc.
GNMA       -   Government National Mortgage Association
GO         -   General Obligation
HFA        -   Housing Finance Authority/Agency
HFAR       -   Housing Finance Authority Revenue
HMR        -   Home Mortgage Revenue
ID         -   Improvement District
IDR        -   Industrial Development Revenue
MBIA       -   Municipal Bond Investors Assurance Corp.
MBS        -   Mortgage-Backed Security
MFHR       -   Multi-Family Housing Revenue
MFMR       -   Multi-Family Mortgage Revenue
MFR        -   Multi-Family Revenue
MTA        -   Metropolitan Transit Authority
MUD        -   Municipal Utility District
PBA        -   Public Building Authority
PCFA       -   Pollution Control Financing Authority
PCR        -   Pollution Control Revenue
PFA        -   Public Financing Authority
PFAR       -   Public Financing Authority Revenue
RDA        -   Redevelopment Agency/Authority
RMR        -   Residential Mortgage Revenue
SFHMR      -   Single Family Home Mortgage Revenue
SFM        -   Single Family Mortgage
SFMR       -   Single Family Mortgage Revenue
UHSD       -   Unified/Union High School District
USD        -   Unified/Union School District
XLCA       -   XL Capital Assurance

50 | The accompanying notes are an integral part of these financial statements.
                                | Annual Report

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2008

Assets:
   Investments in securities:
     Cost ..............................................................        $   13,578,353,820
                                                                                ------------------
     Value .............................................................        $   13,743,381,312
   Cash ................................................................                16,315,044
   Receivables:
     Investment securities sold ........................................                96,063,284
     Capital shares sold ...............................................                33,724,220
     Interest ..........................................................               167,603,438
                                                                                ------------------
        Total assets ...................................................            14,057,087,298
                                                                                ------------------
Liabilities:
   Payables:
     Investment securities purchased ...................................                85,736,246
     Capital shares redeemed ...........................................                24,360,445
     Affiliates ........................................................                 8,189,681
   Accrued expenses and other liabilities ..............................                   909,766
                                                                                ------------------
        Total liabilities ..............................................               119,196,138
                                                                                ------------------
          Net assets, at value .........................................        $   13,937,891,160
                                                                                ------------------
Net assets consist of:
   Paid-in capital .....................................................        $   13,767,804,830
   Undistributed net investment income .................................                42,943,805
   Net unrealized appreciation (depreciation) ..........................               165,027,492
   Accumulated net realized gain (loss) ................................               (37,884,967)
                                                                                ------------------
          Net assets, at value .........................................        $   13,937,891,160
                                                                                ------------------

                                 Annual Report |
The accompanying notes are an integral part of these financial statements. | 51

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)
March 31, 2008

CLASS A:
   Net assets, at value. ...............................................        $   12,803,225,059
                                                                                ------------------
   Shares outstanding  . ...............................................             1,831,777,435
                                                                                ------------------
   Net asset value per sharea ..........................................        $             6.99
                                                                                ------------------
   Maximum offering price per share (net asset value per
     share / 95.75%) ...................................................        $             7.30
                                                                                ------------------
CLASS B:
   Net assets, at value. ...............................................        $      205,191,676
                                                                                ------------------
   Shares outstanding  . ...............................................                29,384,141
                                                                                ------------------
   Net asset value and maximum offering price per share (a) ............        $             6.98
                                                                                ------------------
CLASS C:
   Net assets, at value. ...............................................        $      750,678,158
                                                                                ------------------
   Shares outstanding  . ...............................................               107,562,755
                                                                                ------------------
   Net asset value and maximum offering price per share (a) ............        $             6.98
                                                                                ------------------
ADVISOR CLASS:
   Net assets, at value. ...............................................        $      178,796,267
                                                                                ------------------
   Shares outstanding  . ...............................................                25,614,898
                                                                                ------------------
   Net asset value and maximum offering price per share (a) ............        $             6.98
                                                                                ------------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.

52 | The accompanying notes are an integral part of these financial statements.
                                | Annual Report

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

STATEMENT OF OPERATIONS
for the year ended March 31, 2008

Investment income:
   Interest                                                                     $      716,256,211
                                                                                ------------------
Expenses:
   Management fees (Note 3a) ..............................................             62,564,865
   Distribution fees: (Note 3c)
     Class A                                                                            11,265,272
     Class B ..............................................................              1,579,722
     Class C ..............................................................              4,477,117
   Transfer agent fees (Note 3e) ..........................................              3,510,856
   Custodian fees .........................................................                210,840
   Reports to shareholders ................................................                335,197
   Registration and filing fees ...........................................                101,372
   Professional fees ......................................................                223,994
   Trustees' fees and expenses ............................................                152,613
   Other ..................................................................                546,857
                                                                                ------------------
     Total expenses .......................................................             84,968,705
                                                                                ------------------
        Net investment income .............................................            631,287,506
                                                                                ------------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from investments ..............................            (24,578,973)
   Net change in unrealized appreciation (depreciation) on investments ....           (692,735,916)
                                                                                ------------------
Net realized and unrealized gain (loss) ...................................           (717,314,889)
                                                                                ------------------
Net increase (decrease) in net assets resulting from operations ...........     $      (86,027,383)
                                                                                ------------------

                                 Annual Report |
The accompanying notes are an integral part of these financial statements. | 53

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                          YEAR ENDED MARCH 31,
                                                                                 ---------------------------------------
                                                                                         2008                  2007
                                                                                 ------------------      ---------------
Increase (decrease) in net assets:
   Operations:
     Net investment income ...................................................   $      631,287,506      $   609,104,945
     Net realized gain (loss) from investments ...............................          (24,578,973)          (6,149,438)
     Net change in unrealized appreciation (depreciation) on investments .....         (692,735,916)         181,041,108
                                                                                 ------------------      ---------------
          Net increase (decrease) in net assets resulting from operations ....          (86,027,383)         783,996,615
                                                                                 ------------------      ---------------
   Distributions to shareholders from:
     Net investment income:
        Class A ..............................................................         (580,726,226)        (567,410,198)
        Class B ..............................................................           (9,642,680)         (12,485,981)
        Class C ..............................................................          (26,784,211)         (22,820,537)
        Advisor Class ........................................................           (7,358,130)          (3,874,181)
     Net realized gains:
        Class A ..............................................................                   --          (12,087,029)
        Class B ..............................................................                   --             (300,244)
        Class C ..............................................................                   --             (560,102)
        Advisor Class ........................................................                   --              (74,874)
                                                                                 ------------------      ---------------
   Total distributions to shareholders .......................................         (624,511,247)        (619,613,146)
                                                                                 ------------------      ---------------

   Capital share transactions: (Note 2)
        Class A ..............................................................          508,833,016          377,398,217
        Class B ..............................................................          (71,962,863)         (46,019,448)
        Class C ..............................................................          155,048,718           77,471,172
        Advisor Class ........................................................           64,616,045           55,991,227
                                                                                 ------------------      ---------------
   Total capital share transactions ..........................................          656,534,916          464,841,168
                                                                                 ------------------      ---------------

   Redemption fees ...........................................................               25,653               25,014
                                                                                 ------------------      ---------------

          Net increase (decrease) in net assets ..............................          (53,978,061)         629,249,651

Net assets:
   Beginning of year .........................................................       13,991,869,221       13,362,619,570
                                                                                 ------------------      ---------------
   End of year ...............................................................   $   13,937,891,160      $13,991,869,221
                                                                                 ==================      ===============
Undistributed net investment income included in net assets:
   End of year ...............................................................   $       42,943,805      $    37,802,338
                                                                                 ==================      ===============

54 | The accompanying notes are an integral part of these financial statements.
                                | Annual Report

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin California Tax-Free Income Fund (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as a diversified, open-end investment company, consisting of one fund, the Franklin California Tax-Free Income Fund (Fund). The Fund offers four classes of shares: Class A, Class B, Class C, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services use valuation models or matrix pricing, which considers information with respect to comparable bond and note transactions, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of March 31, 2008, and has determined that no provision for income tax is required in the Fund's financial statements.

                                                              Annual Report | 55

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

C. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

D. INSURANCE

The scheduled payments of interest and principal for each insured municipal security in the Trust are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Fund are secured by collateral guaranteed by an agency of the U.S. government.

Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

E. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

F. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the fund and accounted for as an addition to paid-in capital.

56 | Annual Report

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

G. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. CAPITAL STOCK

At March 31, 2008, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                                           YEAR ENDED MARCH 31,
                                       -----------------------------------------------------------------------
                                                 2008                               2007
                                       ---------------------------------    ----------------------------------
                                          SHARES             AMOUNT             SHARES            AMOUNT
CLASS A SHARES:
   Shares sold .....................     250,567,468    $  1,804,345,677       172,179,910    $  1,258,766,395
   Shares issued in reinvestment
     of distributions ..............      46,024,682         331,100,849        44,698,379         325,838,184
   Shares redeemed .................    (226,327,357)     (1,626,613,510)     (165,385,953)     (1,207,206,362)
                                       -------------    ----------------    --------------    ----------------
   Net increase (decrease) .........      70,264,793    $    508,833,016        51,492,336    $    377,398,217
                                       =============    ================    ==============    ================
CLASS B SHARES:
   Shares sold .....................         583,250    $      4,206,660           262,868    $      1,919,928
   Shares issued in reinvestment
     of distributions ..............         909,290           6,546,058         1,199,042           8,735,742
   Shares redeemed .................     (11,480,725)        (82,715,581)       (7,763,597)        (56,675,118)
                                       -------------    ----------------    --------------    ----------------
   Net increase (decrease) .........      (9,988,185)   $    (71,962,863)       (6,301,687)   $    (46,019,448)
                                       =============    ================    ==============    ================
CLASS C SHARES:
   Shares sold .....................      35,182,960    $    252,760,071        20,315,818    $    148,386,021
   Shares issued in reinvestment
     of distributions ..............       2,467,718          17,723,272         2,077,673          15,135,159
   Shares redeemed .................     (16,071,988)       (115,434,625)      (11,805,173)        (86,050,008)
                                       -------------    ----------------    --------------    ----------------
   Net increase (decrease) .........      21,578,690    $    155,048,718        10,588,318    $     77,471,172
                                       =============    ================    ==============    ================
ADVISOR CLASS SHARES:
   Shares sold .....................      15,500,509    $    111,734,340         8,863,262    $     64,985,458
   Shares issued in reinvestment
     of distributions ..............         492,471           3,526,930           230,952           1,683,458
   Shares redeemed .................      (7,055,487)        (50,645,225)       (1,466,612)        (10,677,689)
                                       -------------    ----------------    --------------    ----------------
   Net increase (decrease) .........       8,937,493    $     64,616,045         7,627,602    $     55,991,227
                                       =============    ================    ==============    ================

                                                              Annual Report | 57

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                               AFFILIATION
----------------------------------------------------     ----------------------
Franklin Advisers, Inc. (Advisers)                       Investment manager
Franklin Templeton Services, LLC (FT Services)           Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)     Principal underwriter
Franklin Templeton Investor Services, LLC (Investor      Transfer agent
Services)

A. MANAGEMENT FEES

Effective January 1, 2008, the Fund pays an investment management fee to Advisers based on the month-end net assets of the Fund as follows:

ANNUALIZED FEE RATE     NET ASSETS
--------------------    ----------------------------------------------------
0.625%                  Up to and including $100 million
0.500%                  Over $100 million, up to and including $250 million
0.450%                  Over $250 million, up to and including $7.5 billion
0.440%                  Over $7.5 billion, up to and including $10  billion
0.430%                  Over $10 billion, up to and including $12.5 billion
0.420%                  Over $12.5 billion, up to and including $15 billion
0.400%                  Over $15 billion, up to and including $17.5 billion
0.380%                  Over $17.5 billion, up to and including $20 billion
0.360%                  In excess of $20 billion

Prior to January 1, 2008, the Fund paid fees to Advisers based on the month-end net assets of the Fund as follows:

ANNUALIZED FEE RATE     NET ASSETS
--------------------    ---------------------------------------------------
0.625%                  Up to and including $100 million
0.500%                  Over $100 million, up to and including $250 million
0.450%                  Over $250 million, up to and including $10 billion
0.440%                  Over $10 billion, up to and including $12.5 billion
0.420%                  Over $12.5 billion, up to and including $15 billion
0.400%                  Over $15 billion, up to and including $17.5 billion
0.380%                  Over $17.5 billion, up to and including $20 billion
0.360%                  In excess of $20 billion

B. ADMINISTRATIVE FEES

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

58 | Annual Report

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

3. TRANSACTIONS WITH AFFILIATES (continued)

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class B and C compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A .....................    0.10%
Class B .....................    0.65%
Class C .....................    0.65%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Sales charges retained net of commissions paid to
   unaffiliated broker/dealers ......................    $   3,310,233
Contingent deferred sales charges retained ..........    $     744,180

E. TRANSFER AGENT FEES

For the year ended March 31, 2008, the Fund paid transfer agent fees of $3,510,856, of which $2,460,643 was retained by Investor Services.

4. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At March 31, 2008, the Fund had tax basis capital losses of $16,899,191 expiring in 2016.

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At March 31, 2008, the Fund deferred realized capital losses of $4,347,145.

                                                              Annual Report | 59

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

4. INCOME TAXES (continued)

The tax character of distributions paid during the years ended March 31, 2008 and 2007, was as follows:

                                          2008                    2007
                                    ----------------        --------------
Distributions paid from:
   Tax-exempt income ..........     $    624,511,247        $  606,590,897
   Long term capital gain .....                   --            13,022,249
                                    ----------------        --------------
                                    $    624,511,247        $  619,613,146
                                    ================        ==============

At March 31, 2008, the cost of investments, net unrealized appreciation (depreciation), undistributed tax exempt and ordinary income for income tax purposes were as follows:

Cost of investments ............................     $  13,583,379,019
                                                     -----------------
Unrealized appreciation ........................     $     521,761,186
Unrealized depreciation ........................          (361,758,893)
                                                     -----------------
Net unrealized appreciation (depreciation) .....     $     160,002,293
                                                     =================

Undistributed tax exempt income ................     $      31,170,506
Undistributed ordinary income ..................               159,867
                                                     -----------------
Distributable earnings .........................     $      31,330,373
                                                     =================

Net investment income differs for financial statement and tax purposes primarily due to differing treatment of bond discounts.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and bond discounts.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended March 31, 2008, aggregated $2,587,039,239 and $1,966,031,190, respectively.

6. CREDIT RISK

The Fund has 6.2% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

60 | Annual Report

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

7. CONCENTRATION OF RISK

The Fund invests a large percentage of its total assets in obligations of issuers within California. Such concentration may subject the Fund to risks associated with industrial or regional matters, and economic, political or legal developments occurring within California.

8. REORGANIZATION TO A DELAWARE STATUTORY TRUST

On April 11, 2007, the Board and shareholders approved an Agreement and Plan of Reorganization (Agreement) whereby the investment company would be reorganized and its domicile changed from a Maryland corporation to a Delaware statutory trust. The reorganization became effective on August 1, 2007.

9. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the U.S. Securities and Exchange Commission (SEC), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares (marketing support), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the Company), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On May 9, 2008, the SEC approved a final plan of distribution for the Company's market timing settlement. Disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Funds, it is committed to making the Funds or their shareholders whole, as appropriate.

                                                              Annual Report | 61

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

10. NEW ACCOUNTING PRONOUNCEMENT

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, "Fair Value Measurement" (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.

62 | Annual Report

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin California Tax-Free Income Fund (the "Fund") at March 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
May 20, 2008

                                                              Annual Report | 63

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(5)(A) of the Internal Revenue Code (Code), the Fund designates 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended March 31, 2008. A portion of the Fund's exempt-interest dividends may be subject to the federal alternative minimum tax. In January 2009, shareholders will be notified of amounts for use in preparing their 2008 income tax returns.

64 | Annual Report

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                                     NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                  LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION            TIME SERVED     BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
-------------------------------  ------------------  --------------  -----------------------  -------------------------------------
HARRIS J. ASHTON (1932)               Trustee          Since 1977              143            Bar-S Foods (meat packing company).
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief formerly, Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

ROBERT F. CARLSON (1928)              Trustee          Since 2007              122                            None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Retired; and FORMERLY, Vice President, senior member and past President, Board of Administration, California Public Employees
Retirement Systems (CALPERS) ( 1971-January 2008); member and Chairman of the Board, Sutter Community Hospitals; member, Corporate
Board, Blue Shield of California; and Chief Counsel, California Department of Transportation.

SAM GINN (1937)                       Trustee          Since 2007              122            Chevron Corporation (global energy
One Franklin Parkway                                                                          company) and ICO Global
San Mateo, CA 94403-1906                                                                      Communications (Holdings) Limited
                                                                                              (satellite company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Private investor; and FORMERLY, Chairman of the Board, Vodafone AirTouch, PLC (wireless company); Chairman of the Board and Chief formerly, Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Groups (telephone holding company) (1988-1994).

EDITH E. HOLIDAY (1952)               Trustee          Since 1998              143            Hess Corporation (exploration and
One Franklin Parkway                                                                          refining of oil and gas), H.J. Heinz
San Mateo, CA 94403-1906                                                                      Company (processed foods and allied
                                                                                              products), RTI International Metals,
                                                                                              Inc. (manufacture and distribution of
                                                                                              titanium), Canadian National Railway
                                                                                              (railroad) and White Mountains
                                                                                              Insurance Group, Ltd. (holding
                                                                                              company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

                                                              Annual Report | 65

                                                                     NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                  LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION            TIME SERVED     BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
-------------------------------  ------------------  --------------  -----------------------  -------------------------------------
FRANK W.T. LAHAYE (1929)         Trustee             Since 2007      122                      Center for Creative Land Recycling
One Franklin Parkway                                                                          (brownfield redevelopment).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).

FRANK A. OLSON (1932)            Trustee             Since 2006      143                      Hess Corporation (exploration and
One Franklin Parkway                                                                          refining of oil and gas) and Sentient
San Mateo, CA 94403-1906                                                                      Jet (private jet service).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and formerly, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

LARRY D. THOMPSON (1945)         Trustee             Since 2007      143                      None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and formerly,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of
The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General,
U.S. Department of Justice (2001-2003).

JOHN B. WILSON (1959)            Lead                Trustee since   122                      None
One Franklin Parkway             Independent         2007 and Lead
San Mateo, CA 94403-1906         Trustee             Independent
                                                     Trustee since
                                                     January 2008

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and FORMERLY, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President - Finance and Strategy, Staples, Inc. (office supplies) (1992-1996); Executive Vice President -
Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).

INDEPENDENT BOARD MEMBERS

                                                                     NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                  LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION            TIME SERVED     BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
-------------------------------  ------------------  --------------  -----------------------  -------------------------------------
**CHARLES B. JOHNSON (1933)      Trustee,            Trustee since   143                      None
One Franklin Parkway             President, and      1977,
San Mateo, CA 94403-1906         Chief Executive     President
                                 Officer -           since 1984 and
                                 Investment          Chief
                                 Management          Executive
                                                     Officer -
                                                     Investment
                                                     Management
                                                     since 2002
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide, Inc.;
and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

66 | Annual Report

                                                                     NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                  LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION            TIME SERVED     BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
-------------------------------  ------------------  --------------  -----------------------  -------------------------------------
**RUPERT H. JOHNSON, JR. (1940)  Trustee and         Trustee since             56                         None
One Franklin Parkway             Vice President      1983 and
San Mateo, CA 94403-1906                             Vice President
                                                     since 1982

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and
Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments.

SHEILA AMOROSO (1959)            Vice President      Since 1999      Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.

RAFAEL R. COSTAS, JR. (1965)     Vice President      Since 1999      Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.

JAMES M. DAVIS (1952)            Chief               Chief           Not Applicable           Not Applicable
One Franklin Parkway             Compliance          Compliance
San Mateo, CA 94403-1906         Officer and         Officer since
                                 Vice President      2004 and Vice
                                 - AML Compliance    President- AML
                                                     Compliancesince
                                                     2006
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of
46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc.
(1994-2001).

LAURA F. FERGERSON (1962)        Treasurer,          Treasurer       Not Applicable           Not Applicable
One Franklin Parkway             Chief               since 2004,
San Mateo, CA 94403-1906         Financial           Chief
                                 Officer and         Financial
                                 Chief               Officer and
                                 Accounting          Chief
                                 Officer             Accounting
                                                     Officer since
                                                     February 2008

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and
FORMERLY, director and member of audit and valuation committees, runkel funds, inc. (2003-2004); ASSISTANT TREASURER OF MOST OF THE investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).

                                                              Annual Report | 67

                                                                     NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                  LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION            TIME SERVED     BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
-------------------------------  ------------------  --------------  -----------------------  -------------------------------------
JIMMY D. GAMBILL (1947)            Vice President        Since           Not Applicable                  Not Applicable
500 East Broward Blvd.                               February 2008
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

DAVID P. GOSS (1947)             Vice President      Since 2000      Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

KAREN L. SKIDMORE (1952)         Vice President      Since 2006      Not Applicable           Not Applicable
One Franklin Parkway             and Secretary
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 30 of the investment companies in Franklin
Templeton Investments.

CRAIG S. TYLE (1960)             Vice President      Since 2005      Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman &
Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

GALEN G. VETTER (1951)           Senior Vice         Since           Not Applicable           Not Applicable
500 East Broward Blvd.           President and       February 2008
Suite 2100                       Chief
Fort Lauderdale, FL 33394-3091   Executive
                                 Officer -
                                 Finance and
                                 Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc.
(1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and 1991-2004).

68 | Annual Report

                                                                     NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                  LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION            TIME SERVED     BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
-------------------------------  ------------------  --------------  -----------------------  -------------------------------------
THOMAS WALSH (1961)                Vice President      Since 1999        Not Applicable                  Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Fund under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Fund's manager and distributor.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED JOHN B. WILSON AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. WILSON QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS CHIEF FINANCIAL OFFICER OF STAPLES, INC. FROM 1992 TO 1996. MR. WILSON HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE 2007. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD BELIEVES THAT MR. WILSON HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. WILSON IS AN INDEPENDENT BOARD MEMBER AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.

                                                              Annual Report | 69

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 25, 2008, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for the Fund. In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper report compared the Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged the Fund.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the

70 | Annual Report

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (continued)

right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, the high industry ranking given to the Franklin Templeton website, and the firsthand experience of individual Board members who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing such performance was given to the Lipper report furnished for the agreement renewal. The Lipper report prepared for the Fund showed the investment performance of its Class A shares for the one year ended December 31, 2007, as well as the previous 10 years ended that date in comparison to a performance universe consisting of the Fund and all retail and institutional California municipal debt funds as selected by Lipper. The Lipper report showed the Fund's income return for the one-year period to be in the highest quintile of its performance universe and on an annualized basis to also be in the highest quintile of such universe for each of the previous three-, five- and 10-year periods. The Lipper report also showed the Fund's total return for the one-year period was in the highest quintile of the performance universe, and on an annualized basis was also in the highest quintile of such universe for the previous three-, five- and 10-year periods. The Board expressed its satisfaction with such performance.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group under the Lipper report. Prior to making such comparison, the Board relied upon a survey showing that the scope of services covered under the Fund's investment management agreement was similar to those provided by fund managers to other mutual fund groups that would be used as a basis of comparison in the Lipper reports. In reviewing comparative costs, emphasis was given to the Fund's management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual

                                                              Annual Report | 71

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (continued)

total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of a management fee and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The results of such expense comparisons showed the Fund's contractual investment management fee rate to be in the middle quintile of its Lipper expense group, but its actual total expense rate to be in the least expensive quintile of such group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to those of its Lipper expense group as shown in the Lipper report.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to the Fund. Specific attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Fund's Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity that financed up-front commissions paid to brokers/dealers who sold fund Class B shares prior to February 2005, when the offering of such shares was discontinued. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

72 | Annual Report

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (continued)

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with a fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. The fee structure under the Fund's investment management agreement provides an initial fee of 0.625% on the first $100 million of net assets; 0.50% on the next $150 million of net assets; 0.45% on the next $7.25 billion of net assets; 0.44% on the next $2.5 billion of net assets; 0.43% on the next $2.5 billion of net assets; and thereafter declines by 0.02% for each subsequent $2.5 billion of net assets until it reaches a final breakpoint of 0.36% for assets in excess of $20 billion. It was noted that new or reduced breakpoints at the $7.5 billion and $10 billion asset levels were authorized by the Trustees at a Board meeting held December 3, 2007, and had become effective January 1, 2008. The Fund's net assets were approximately $14 billion at December 31, 2007, and the Board believed that to the extent any economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreement provides a sharing of benefits with the Fund and its shareholders.

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.

                                                              Annual Report | 73

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[FRANKLIN TEMPLETON INVESTMENTS LOGO]          One Franklin Parkway
                                               San Mateo, CA 94403-1906

      WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

      Eligible shareholders can sign up for eDelivery at

      franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER
FRANKLIN CALIFORNIA
TAX-FREE INCOME FUND

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDERSER VICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

      ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

      ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

      ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)      Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $96,450 for the fiscal year ended March 31, 2008 and $73,631 for the fiscal year ended March 31, 2007.

(b)      Audit-Related Fees
The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)      Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $0 for the fiscal year ended March 31, 2008 and $46,000 for the fiscal year ended March 31, 2007. The services for which these fees were paid included tax compliance and advice.

(d)      All Other Fees
The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended March 31, 2008 and $7,511 for the fiscal year ended March 31, 2007. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended March 31, 2008 and $168,350 for the fiscal year ended March 31, 2007. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i) pre-approval of all audit and audit related services;

      (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii)pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $0 for the fiscal year ended March 31, 2008 and $221,861 for the fiscal year ended March 31, 2007.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

      ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A

      ITEM 6. SCHEDULE OF INVESTMENTS. N/A

      ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

      ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

      ITEM 11. CONTROLS AND PROCEDURES.
(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Galen G. Vetter, Chief Executive Officer - Finance and Administration, and Laura F. Fergerson, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Galen G. Vetter, Chief Executive Officer - Finance and Administration, and Laura
F. Fergerson, Chief Financial Officer and Chief Accounting Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

By /S/GALEN G. VETTER
   ------------------
      Galen G. Vetter
      Chief Executive Officer - Finance and Administration
Date  May 27, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/GALEN G. VETTER
   ------------------
      Galen G. Vetter
      Chief Executive Officer - Finance and Administration
Date  May 27, 2008

By /S/LAURA F. FERGERSON
   ---------------------
      Laura F. Fergerson
      Chief Financial Officer and Chief Accounting Officer
Date  May 27, 2008